PROSPECTUS

     600,000 Shares

Nuveen California Select Tax-Free Income Portfolio

Common Shares

Nuveen California Select Tax-Free Income Portfolio (the “Fund”) is a diversified, closed-end management investment company. The Fund’s investment objective is to provide stable dividends exempt from both regular federal and California income taxes, consistent with preservation of capital. The Fund cannot assure you that it will achieve its investment objective.

Investing in the Fund’s common shares (“Common Shares”) involves certain risks that are described in the “Risk Factors” section of this Prospectus (the “Prospectus”).

Neither the U.S. Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest and retain it for future reference. A Statement of Additional Information (the “SAI”), dated August 16, 2017, containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the SAI, the table of contents of which is on the last page of this Prospectus, annual and semi-annual reports to shareholders and other information about the Fund, and make shareholder inquiries by calling (800) 257-8787, by writing to the Fund or from the Fund’s website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Fund’s website is not part of this Prospectus. You also may obtain a copy of the SAI (and other information regarding the Fund) from the SEC’s web site (http://www.sec.gov).

The Fund’s Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

Portfolio Contents.    As a fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities and other related investments, the income from which are exempt from regular federal and California income tax. The Fund may invest up to 20% of its net assets in municipal securities that are subject to the federal alternative minimum tax (“AMT Bonds”). Under normal circumstances, the Fund will invest at least 80% of its net assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s sub-adviser. A security is considered investment grade if it is rated within the four highest letter grades by at least one NRSRO that rate such securities (even if rated lower by another), or if it is unrated but judged to be of comparable quality by Nuveen Asset Management. The Fund may invest up to 20% of its net assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by Nuveen Asset Management. No more than 10% of the Fund’s net assets may be invested in municipal securities rated below B3/B- by all NRSROs that rate the security or that are unrated but judged to be of comparable quality by Nuveen Asset Management. Municipal securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds. The Fund may invest up to 15% of its net assets in inverse floating rate securities.

No Preferred Shares.    Unless otherwise approved by shareholders, the Fund will not leverage its capital structure by issuing senior securities such as preferred shares or debt instruments. However, the Fund may borrow for temporary, emergency or certain other purposes as permitted by the Investment Company Act of 1940, as amended, and invest in certain instruments, including inverse floating rate securities, that have the economic effect of financial leverage.

Adviser and Sub-Adviser.    Nuveen Fund Advisors, LLC, the Fund’s investment adviser, is responsible for determining the Fund’s overall investment strategies and their implementation. Nuveen Asset Management, LLC is the Fund’s investment sub-adviser and oversees the day-to-day investment operations of the Fund.

The minimum price on any day at which Common Shares may be sold will not be less than the current net asset value per share plus the per share amount of the commission to be paid to the Fund’s distributor, Nuveen Securities, LLC (“Nuveen Securities”). The Fund and Nuveen Securities will suspend the sale of Common Shares if the per share price of the shares is less than the minimum price. The Fund currently intends to distribute the shares offered pursuant to this Prospectus primarily through at-the-market transactions, although from time to time it may also distribute shares through an underwriting syndicate or a privately negotiated transaction. To the extent shares are distributed other than through at-the-market transactions, the Fund will file a supplement to this Prospectus describing such transactions. For information on how Common Shares may be sold, see the “Plan of Distribution” section of this Prospectus.

Common Shares are listed on the New York Stock Exchange (the “NYSE”). The trading or “ticker” symbol of the Fund is “NXC.” The Fund’s closing price on the NYSE on July 31, 2017 was $15.57.

The date of this Prospectus is August 16, 2017

You should rely only on the information contained or incorporated by reference into this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund will update this Prospectus to reflect any material changes to the disclosures herein.

PROSPECTUS SUMMARY

This is only a summary. You should review the more detailed information contained elsewhere in this Prospectus and in the Statement of Additional Information (the “SAI”).

The Fund	Nuveen California Select Tax-Free Income Portfolio (the “Fund”) is a diversified, closed-end investment management company. See “The Fund.” The Fund’s Common shares, $0.01 par value (“Common Shares”), are traded on the New York Stock Exchange (the “NYSE”) under the symbol “NXC.” See “Description of Shares.” As of June 30, 2017, the Fund had 6,287,835 Common Shares outstanding and net assets applicable to Common Shares of $96,052,458.

Investment Objective and Policies	The Fund’s investment objective is to provide stable dividends exempt from both regular federal and California income taxes, consistent with preservation of capital. The Fund cannot assure you that it will achieve its investment objective.

The Fund seeks to achieve its investment objective by investing in a portfolio of municipal securities, a significant portion of which Nuveen Asset Management (defined below under “Sub-Adviser”) believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

As a fundamental investment policy, under normal circumstances, the Fund will invest at least 80% of its net assets in municipal securities and other related instruments, the income from which is exempt from regular federal and California income taxes. The Fund may invest up to 20% of its net assets in municipal securities that are subject to the federal alternative minimum tax (“AMT Bonds”).

The Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal and California income taxes (as used in this document, the term “municipal securities” refers to all such investments collectively). Municipal securities are often issued by state and local governmental entities to finance or refinance public projects, such as roads, schools, and water supply systems. Municipal securities also may be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long-term basis to provide long-term financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities also may be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. The Fund may purchase municipal securities in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms that include fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and inverse floating rate securities. Such municipal securities also may be acquired through investments in pooled vehicles, partnerships, or other investment companies. See “The Fund’s Investments—Municipal Securities” for additional information on the types of municipal securities in which the Fund may invest.

The Fund also may invest in certain derivative instruments in pursuit of its investment objective. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or other derivative instruments. Nuveen Asset Management may use derivative instruments to seek to enhance return, to hedge some of the risk of the Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income. As of March 31, 2017, the Fund was not invested in derivatives. See “The Fund’s Investments—Municipal Securities—Derivatives.”

Under normal circumstances:

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The Fund will invest at least 80% of its net assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of comparable quality by Nuveen Asset Management. A security is considered investment grade if it is rated within the four highest letter grades by at least one NRSRO that rate such securities (even if rated lower by another), or if it is unrated but judged to be of comparable quality by Nuveen Asset Management.

•

The Fund may invest up to 20% of its net assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by Nuveen Asset Management. No more than 10% of the Fund’s net assets may be invested in municipal securities rated below B3/B- by all NRSROs that rate the security or that are unrated but judged to be of comparable quality by Nuveen Asset Management. Municipal securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds.

•

As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as preferred shares or debt instruments. However, the Fund may borrow for temporary, emergency or certain other purposes as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) and invest in certain instruments, including inverse floating rate securities, that have the economic effect of financial leverage.

•	The Fund may invest up to 15% of its net assets in inverse floating rate securities.

•

The Fund may invest up to 10% of its net assets in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly.

•

The Fund may invest up to 15% of its net assets in municipal securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). See “Risk Factors—Illiquid Securities Risk.”

•

As of June 30, 2017, the effective maturity of the Fund’s portfolio was 25.32 years. The Fund will generally invest in municipal securities with an average effective maturity of approximately 15-30 years, but it may be shortened or lengthened, depending on market conditions and on an assessment by the Fund’s portfolio manager of which segments of the municipal securities market offer the most favorable relative investment values and opportunities for tax-exempt income and total return.

•	The Fund will not invest more than 25% of its total assets in municipal securities in any one industry.

For purposes of the Fund’s investment policies, “net assets” includes assets attributable to floating rate securities issued by tender option bond (TOB) trusts of which the Fund owns the inverse floating rate interest and assets attributable to borrowings for temporary, emergency or other purposes.

During temporary defensive periods or in order to keep the Fund’s cash fully invested, including during the period when the net proceeds of the offering of Common Shares are being invested, the Fund may deviate from its investment policies and objectives. During such periods, the Fund may invest up to 100% of its net assets in short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal income tax and, if the proportion of taxable investments exceeded 50% of the Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund would not satisfy the general eligibility test that would permit it to pay exempt-interest dividends for that taxable year. Such transactions will be used solely to reduce risk. There can be no assurance that such strategies will be successful. For a more complete discussion of the Fund’s portfolio composition, see “The Fund’s Investments.”

See “The Fund’s Investments” and “Risk Factors.”

Investment Adviser	Nuveen Fund Advisors, LLC (“NFALLC”), the Fund’s investment adviser, is responsible for overseeing the Fund’s overall investment strategy and implementation. NFALLC offers advisory and investment management services to a broad range of investment company clients. NFALLC has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. NFALLC is located at 333 West Wacker Drive, Chicago, Illinois 60606. NFALLC is an indirect subsidiary of Nuveen, LLC (“Nuveen”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of June 30, 2017, Nuveen managed approximately $929 billion in assets, of which approximately $134 billion was managed by NFALLC.

Sub-Adviser	Nuveen Asset Management, LLC (“Nuveen Asset Management”) serves as the Fund’s sub-adviser. Nuveen Asset Management, a registered investment adviser is a wholly-owned subsidiary of NFALLC. Nuveen Asset Management oversees the day-to-day investment operations of the Fund.

Nuveen Securities, LLC (“Nuveen Securities”), a registered broker-dealer affiliate of NFALLC and Nuveen Asset Management, is involved in the offering of the Fund’s Common Shares. See “Plan of Distribution—Distribution Through At-The-Market Transactions.”

Use of Leverage	As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as preferred shares or debt instruments. However, the Fund may borrow for temporary, emergency or other purposes and invest in certain instruments, including inverse floating rate securities that have the economic effect of leverage. The Fund may invest up to 15% of its net assets in inverse floating rate securities.

The combined economic effect of leverage from the fund’s investments in inverse floating rate securities is referred herein as “effective leverage.” An investment in inverse floating rate securities involves special risks. See “Risk Factors—Inverse Floating Rate Securities.”

The Fund, along with certain other funds managed by NFALLC (the “Participating Funds”), also established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity is currently dedicated for use by a small number of Participating Funds, which does not include the Fund. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, along with a number of Nuveen closed-end funds, including the Fund. The credit facility expires in July 2018 unless extended or renewed. During the current fiscal period, the Fund did not utilize this facility.

Offering Methods	The Fund may offer shares using one or more of the following methods: (i) at-the-market transactions through one or more broker-dealers that have entered into a selected dealer agreement with Nuveen Securities, one of the Fund’s underwriters; (ii) through an underwriting syndicate; and (iii) through privately negotiated transactions between the Fund and specific investors. See “Plan of Distribution.”

Distribution Through At-The-Market Transactions.    The Fund, from time to time, may issue and sell its Common Shares through Nuveen Securities to certain broker-dealers that have entered into selected dealer agreements with Nuveen Securities. Currently, Nuveen Securities has entered into a selected dealer agreement with UBS Securities LLC (“UBS”) pursuant to which UBS will be acting as Nuveen Securities’ sub-placement agent with respect to at-the-market offerings of Common Shares. Common Shares will only be sold on such days as shall be agreed to by the Fund, Nuveen Securities and UBS. Common Shares will be sold at market prices, which shall be determined with reference to trades on the NYSE, subject to a minimum price to be established each day by Nuveen Securities. The minimum price on any day will not be less than the current net asset value per share plus the per share amount of the commission to be paid to Nuveen Securities. The Fund and

Nuveen Securities will suspend the sale of Common Shares if the per share price of the shares is less than the minimum price.

The Fund will compensate Nuveen Securities with respect to sales of the Common Shares at a commission rate of up to 1.0% of the gross proceeds of the sale of Common Shares. Nuveen Securities will compensate sub-placement agents or other broker-dealers participating in the offering at a rate of up to 0.8% of the gross sales proceeds of the sale of Common Shares sold by that sub-placement agent or other broker-dealer. Settlements of Common Share sales will occur on the third business day following the date of sale.

In connection with the sale of the Common Shares on behalf of the Fund, Nuveen Securities may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), and the compensation of Nuveen Securities may be deemed to be underwriting commissions or discounts. Unless otherwise indicated in a further Prospectus supplement, Nuveen Securities will act as underwriter on a reasonable efforts basis.

The offering of Common Shares pursuant to the Distribution Agreement (defined below under “Plan of Distribution—Distribution Through At-The-Market Transactions”) will terminate upon the earlier of (i) the sale of all Common Shares subject thereto or (ii) termination of the Distribution Agreement. The Fund and Nuveen Securities each have the right to terminate the Distribution Agreement in its discretion at any time. See “Plan of Distribution—Distribution Through At-The-Market-Transactions.” The Fund currently intends to distribute the shares offered pursuant to this Prospectus primarily through at-the-market transactions, although from time to time it may also distribute shares through an underwriting syndicate or a privately negotiated transaction. To the extent shares are distributed other than through at-the-market transactions, the Fund will file a supplement to this Prospectus describing such transactions.

The Fund’s closing price on the NYSE on July 31, 2017 was $15.57.

UBS, its affiliates and their respective employees hold or may hold in the future, directly or indirectly, investment interests in Nuveen Investments, Inc. (“Nuveen Investments”), and its funds. The interests held by employees of UBS or its affiliates are not attributable to, and no investment discretion is held by, UBS or its affiliates.

Distribution Through Underwriting Syndicates. The Fund from time to time may issue additional Common Shares through a syndicated secondary offering. In order to limit the impact on the market price of the Fund’s Common Shares, underwriters will market and price the offering on an expedited basis (e.g., overnight or similarly abbreviated offering period). The Fund will launch a syndicated offering on a day, and upon terms, mutually agreed upon between the Fund, Nuveen Securities and the underwriting syndicate.

The Fund will offer its shares at a price equal to a specified discount of up to 5% from the closing market price of the Fund’s Common Shares on the day prior to the offering date. The applicable discount will be negotiated by the Fund and Nuveen Securities in consultation with the underwriting syndicate on a transaction-by-transaction basis. The Fund will compensate the underwriting syndicate out of the proceeds of the offering based upon a sales load of up to 4% of the gross proceeds of the sale of Common Shares. The minimum net proceeds per share to the Fund will not be less than the greater of (i) the Fund’s latest net asset value per Share of Common Shares or (ii) 91% of the closing market price of the Fund’s Common Shares on the day prior to the offering date. See “Plan of Distribution—Distribution Through Underwriting Syndicates.”

Distribution Through Privately Negotiated Transactions. The Fund, through Nuveen Securities, from time to time may sell directly to, and solicit offers from, institutional and other sophisticated investors, who may be deemed to be underwriters as defined in the 1933 Act for any resale of Common Shares. No sales commission or other compensation will be paid to Nuveen Securities or any other FINRA member in connection with such transactions.

The terms of such privately negotiated transactions will be subject to the discretion of the management of the Fund. In determining whether to sell Common Shares through a privately negotiated transaction, the Fund will consider relevant factors, including, but not limited to, the attractiveness of obtaining additional funds through the sale of Common Shares, the purchase price to apply to any such sale of Common Shares and the investor seeking to purchase the Common Shares.

Common Shares issued by the Fund through privately negotiated transactions will be issued at a price equal to the greater of (i) the net asset value per Share of Common Shares or (ii) at a discount ranging from 0% to 5% of the average daily closing market price of the Fund’s Common Shares at the close of business on the two business days preceding the date upon which Common Shares are sold pursuant to the privately negotiated transaction. The applicable discount will be determined by the Fund on a transaction-by-transaction basis. See “Plan of Distribution—Distribution Through Privately Negotiated Transactions.”

The principal business address of Nuveen Securities is 333 West Wacker Drive, Suite 3300, Chicago, Illinois 60606.

Special Risk Considerations	Investment in the Fund involves special risk considerations, which are summarized below. The Fund is designed as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program. See “Risk Factors” for a more complete discussion of the special risk considerations of an investment in the Fund.

Investment and Market Risk. An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the municipal securities owned by the Fund, substantially all of which are traded on a national securities exchange or in the over-the-counter markets. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. See “Risk Factors—Investment and Market Risk.”

Recent Market Circumstances. The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Liquidity in some markets has decreased and credit has become scarcer worldwide. Recent regulatory changes, including the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) and the introduction of new international capital and liquidity requirements set forth by the Basel Committee on Banking Supervision (known as “Basel III”), may cause lending activity within the financial services sector to be constrained for several years as Basel III rules phase in and rules and regulations are promulgated and interpreted under the Dodd-Frank Act. Since 2010, the risks of investing in certain foreign government debt have increased dramatically as a result of the ongoing European debt crisis, which began in Greece and has spread to varying degrees throughout various other European countries. These debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in the global securities markets and it is impossible to predict the effects of these or similar events in the future on the Fund, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Fund. In the United States, on August 5, 2011, S&P lowered its long-term sovereign credit rating on the U.S. federal government debt to “AA+” from “AAA.” Any additional downgrade by S&P, or any other rating agency, could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase the costs of all kinds of debt. Global economies and financial markets are also becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. For example, in a referendum held on June 23, 2016, citizens of the United Kingdom voted to leave the European Union (“EU”), creating economic and political uncertainty in its wake. The country’s departure from the EU (known as “Brexit”) sparked depreciation in the value of the British pound, short-term declines in the stock markets and heightened risk of continued economic volatility worldwide.

As a consequence of the United Kingdom’s vote to withdraw from the EU, the government of the United Kingdom has, pursuant to the Treaty of Lisbon (the “Treaty”), given notice of its withdrawal and the period for negotiation with the EU Council to agree to terms for the United Kingdom’s withdrawal from the EU has begun. The Treaty provides for a two-year negotiation period, which may be shortened or extended by agreement of the parties. However, there is still considerable uncertainty relating to the potential consequences and precise timeframe for the exit, how the negotiations for the withdrawal and new trade agreements will be conducted, and whether the United Kingdom’s exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

Legislation and Regulatory Risk. At any time after the date of this Prospectus, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.

The SEC recently proposed rules governing the use of derivatives by registered investment companies, which could affect the nature and extent of derivatives used by the Fund. The proposed rules have not yet been adopted and therefore the full extent of such rules is uncertain at this time. It is possible that such rules, if adopted, could limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund.

Economic and Political Events Risk. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds or moral obligation bonds). Such developments may adversely affect a specific industry or local political and economic conditions, and thus may lead to declines in the bonds’ creditworthiness and value.

Market Discount from Net Asset Value. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. The Fund cannot predict whether Common Shares will trade at, above or below net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of investment activities. Investors bear a risk of loss to the extent that the price at which they sell their shares is lower in relation to the Fund’s net asset value than at the time of purchase, assuming a stable net asset value. Proceeds from the sale of Common Shares in this offering will be reduced by shareholder transaction costs (if applicable, which vary depending on the offering method used). The net asset value per Common Share will also be reduced by costs associated with any future issuances of Common Shares. Depending on the premium of the Common Shares at the time of any offering of Common Shares hereunder, the Fund’s net asset value may be reduced by an amount up to the offering costs (estimated to be an additional 1.45% of the offering price assuming a Common Share offering price of $15.57 (the Fund’s closing price on the NYSE on July 31, 2017)). The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes. See “Risk Factors—Market Discount from Net Asset Value.”

Credit Risk. Credit risk is the risk that one or more municipal securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. If a municipal security satisfies certain rating requirements at the time of investment and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, Nuveen Asset Management will consider what action, including the sale of the security, is in the best interests of the Fund and its shareholders. This means that the Fund may invest in municipal securities that may be experiencing financial difficulties at the time of acquisition (such securities are commonly referred to as distressed securities).

Below Investment Grade Risk. Municipal securities of below investment grade quality are predominately speculative with respect to the issuer’s capacity to pay interest and repay principal when due, and are susceptible to default or decline in market value due to adverse economic and business developments, and are commonly referred to as junk bonds. Also, to the extent that the rating assigned to a municipal security in the Fund’s portfolio is downgraded by any NRSRO, the market price and liquidity of such security may be adversely affected. The market values for municipal securities of below investment grade quality tend to be volatile, and these securities are less liquid than investment grade municipal securities. For these reasons, an investment in the Fund compared with a portfolio consisting solely of investment grade securities, may experience the following:

•	increased price sensitivity resulting from changing interest rates and/or a deteriorating economic environment;

•	greater risk of loss due to default or declining credit quality;

•	adverse issuer specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

•

the possibility that a negative perception of the below investment grade market develops, resulting in the price and liquidity of below investment grade securities becoming depressed, and this negative perception could last for a significant period of time.

See “Risk Factors—Credit Risk” and “Risk Factors—Below Investment Grade Risk.”

Interest Rate Risk.    Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the municipal securities in the Fund’s portfolio will decline in value because of increases in market interest rates. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Fund’s value. Currently, market interest rates are at or near historically low levels. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change. Because the Fund will invest primarily in long-term municipal securities, the Common Share net asset value and market price per share will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term municipal securities. In comparison to maturity (which is the date on which a debt instrument ceases and the issuer is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Duration differs from maturity in that it considers a security’s yield, coupon payments, principal payments and call features, in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration.

Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration. For example, the price of a bond with an effective duration of two years will rise (fall) two percent for every one percent decrease (increase) in its yield, and the price of a five-year duration bond will rise (fall) five percent for a one percent decrease (increase) in its yield.

Yield curve risk is the risk associated with either a flattening or steepening of the yield curve, which is a result of changing yields among comparable bonds with different maturities. When market interest rates, or yields, increase, the price of a bond will decrease and vice versa. When the yield curve shifts, the price of the bond, which was initially priced based on the initial yield curve, will change in price. If the yield curve flattens, then the yield spread between long- and short-term interest rates narrows, and the price of the bond will change accordingly. If the bond is short-term and the yield decreases, the price of this bond will increase. If the yield curve steepens, this means that the spread between long- and short-term interest rates increases. Therefore, long-term bond prices, like the ones held by the Fund, will decrease relative to short-term bonds. Changes in the yield curve are based on bond risk premiums and expectations of future interest rates.

Because the Fund will invest primarily in long-term municipal securities, the Common Share net asset value and market price per share will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term municipal securities. Because the values of lower-rated and comparable unrated debt securities are affected both by credit risk and interest rate risk, the price movements of such lower grade securities in response to changes in interest rates typically have not been highly correlated to the fluctuations of the prices of investment grade quality securities in response to changes in market interest rates. The Fund’s investments in inverse floating rate securities, as described herein under “Inverse Floating Rate Securities Risk/Leverage Risk,” will tend to increase Common Share interest rate risk. See “Risk Factors—Interest Rate Risk.”

Municipal Securities Market Risk.     The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of

Nuveen Asset Management than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal securities, particularly the below investment grade bonds in which the Fund may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at attractive prices. See “Risk Factors—Municipal Securities Market Risk” and “Risk Factors—Special Risks Related to Certain Municipal Obligations.”

Concentration in California Issuers. The Fund’s policy of investing in municipal securities of issuers located in California makes the Fund more susceptible to the adverse economic, political or regulatory occurrences affecting such issuers. See “Special Considerations Relating to California Municipal Securities,” “Concentration Risk in California Issuers,” and Appendix A of this Prospectus.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Common Shares’ market price or your overall returns. See “Risk Factors—Reinvestment Risk.”

Tax Risk. To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund, among other things, must derive in each taxable year at least 90% of its gross income from certain prescribed sources and satisfy a diversification test on a quarterly basis. If the Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. In order to be eligible for the relief provisions with respect to a failure to meet the diversification requirements, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a regulated investment company for a taxable year, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

To qualify to pay exempt-interest dividends, which are treated as items of interest excludable from gross income for federal income tax purposes, at least 50% of the value of the total assets of the Fund must consist of obligations exempt from regular income tax as of the close of each quarter of the Fund’s taxable year. If the proportion of taxable investments held by the Fund exceeds 50% of the Fund’s total assets as of the close of any quarter of any Fund taxable year, the Fund will not for that taxable year satisfy the general eligibility test that otherwise permits it to pay exempt-interest dividends.

The Fund may enter into various types of derivatives transactions, including credit default swap contracts and interest rate swap contracts, among others. The use of such derivatives may generate taxable income. The Fund’s use of derivatives may also affect the amount, timing, and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.

The value of the Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect the Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

Generally, the Fund’s investments in inverse floating rate securities do not generate taxable income.

Inverse Floating Rate Securities Risk/Leverage Risk. The Fund may invest in inverse floating rate securities. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a “tender option bond trust”) formed by a third party sponsor for the purpose of holding municipal bonds. See “The Fund’s Investments—Municipal Securities—Inverse Floating Rate Securities.” In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Thus, distributions paid to the Fund on its inverse floaters will be reduced or even eliminated as short-term municipal interest rates rise and will increase when short-term municipal rates fall. Inverse floating rate securities generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, because of the leveraged nature of such investments, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying fixed rate municipal bonds held by the tender option bond. As a result, the market value of such securities generally is more volatile than that of fixed rate securities.

The Fund may invest in inverse floating rate securities, issued by special purpose trusts that have recourse to the Fund. In Nuveen Asset Management’s discretion, the Fund may enter into a separate shortfall and forbearance agreement with the third party sponsor of a special purpose trust. The Fund may enter into such recourse agreements (i) when the liquidity provider to the special purpose trust requires such an agreement because the level of leverage in the special purpose trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the special purpose trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement would require the Fund to reimburse the third-party sponsor of the trust, upon termination of the trust issuing the inverse floater, the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate interests. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.

The Fund’s investments in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund may be highly leveraged. The structure and degree to which the Fund’s inverse floating rate securities are highly leveraged will vary based upon a number of factors, including the size of the trust itself and the terms of the underlying municipal security. An inverse floating rate security generally is considered highly leveraged if the principal amount of the short-term floating rate interests issued by the related special purpose trust is in excess of three times the principal amount of the inverse floating rate securities owned by the trust (the ratio of the principal amount of such short-term floating rate interests to the principal amount of the inverse floating rate securities is referred to as the “gearing”). In the event of a significant decline in the value of an underlying security, the Fund may suffer losses in excess of the amount of its investment (up to an amount equal to the value of the municipal securities underlying the inverse floating rate securities) as a result of liquidating special purpose trusts or other collateral required to maintain the Fund’s anticipated effective leverage ratio.

The Fund’s investment in inverse floating rate securities creates effective leverage, which will create an opportunity for increased Common Share net income and returns, but will also create the possibility that Common Share long-term returns will be diminished if the cost of leverage exceeds the return on the inverse floating rate securities purchased by the Fund.

Inverse floating rate securities have varying degrees of liquidity based upon the liquidity of the underlying securities deposited in a special purpose trust. The market price of inverse floating rate securities is more volatile than the underlying securities due to leverage. The leverage attributable to such inverse floating rate securities may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. In certain circumstances, the likelihood of an increase in the volatility of net asset value and market price of the Common Shares may be greater for a fund (like the Fund) that relies primarily on inverse floating rate securities to achieve a desired effective leverage ratio. The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;

•	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and

•

If the value of an underlying security declines significantly (to a level below the notional value of the floating rate securities issued by the trust) and if additional collateral has not been posted by the Fund.

See “Risk Factors—Inverse Floating Rate Securities Risk/Leverage Risk.”

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. See “Risk Factors—Inflation Risk.”

Derivatives Risk, Including the Risk of Swaps. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. Whether the Fund’s use of derivatives is successful will depend on, among other things, if NFALLC and Nuveen Asset Management correctly forecasts market values, interest rates and other applicable factors. If NFALLC and Nuveen Asset Management incorrectly forecasts these and other factors, the investment performance of the Fund will be unfavorably affected. In addition, the derivatives market is largely unregulated. It is possible that developments in the derivatives market could adversely affect the Fund’s ability to successfully use derivative instruments.

The Fund may enter into various types of derivatives transactions, including credit default swap contracts and interest rate swap contracts, among others. As of March 31, 2017, the Fund was not invested in derivatives. Like most derivative instruments, the use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by Nuveen Asset Management not only of the referenced asset, rate or index, but also of the derivative contract itself and the markets in which they trade. Successful implementation of most hedging strategies would generate taxable income. The derivatives market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the derivatives market could adversely affect the Fund’s ability to successfully use derivative instruments. See “Risk Factors—Derivatives Risk, Including the Risk of Swaps,” “Risk Factors—Counterparty Risk,” “Risk Factors—Hedging Risk” and the SAI.

Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives, insured municipal securities or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have recently incurred significant financial hardships and losses, including bankruptcy as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. See “Risk Factors—Counterparty Risk.”

Hedging Risk.    The Fund’s use of derivatives or other transactions to reduce risks involves costs and will be subject to Nuveen Asset Management’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that Nuveen Asset Management’s judgment in this respect will be correct. In addition, no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. See “Risk Factors—Hedging Risk.”

Potential Conflicts of Interest Risk. NFALLC and Nuveen Asset Management each provide a wide array of portfolio management and other asset management services to a mix of clients and may engage in ordinary course activities in which their respective interests or those of their clients may compete or conflict with those of the Fund. For example, NFALLC and Nuveen Asset Management may provide investment management services to other funds and accounts that follow investment objectives similar to those of the Fund. In certain circumstances, and subject to its fiduciary obligations under the Investment Advisers Act of 1940, Nuveen Asset Management may have to allocate a limited investment opportunity among its clients, which include closed-end funds, open-end funds and other commingled funds. NFALLC and Nuveen Asset Management have each adopted policies and procedures designed to address such situations and other potential conflicts of interests. For additional information about potential conflicts of interest, and the way in which NFALLC and Nuveen Asset Management address such conflicts, please see the SAI.

Anti-Takeover Provisions. The Fund’s Declaration of Trust (the “Declaration”) and the Fund’s By-Laws (the “By-Laws”) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See “Certain Provisions in the Declaration of Trust and By-Laws—Anti-Takeover Provisions” and “Risk Factors—Anti-Takeover Provisions.”

In addition, an investment in the Fund’s Common Shares raises other risks, which are more fully disclosed in this Prospectus. See “Risk Factors.”

Distributions

The Fund pays monthly distributions to Common Shareholders at a level rate (stated in terms of a fixed cents per Common Share dividend rate) based on the projected performance of the Fund. The Fund’s ability to maintain a level Common Share dividend rate will depend on a number of factors. As portfolio and market conditions change, the rate of dividends on the Common Shares and the Fund’s dividend policy could change. For each taxable year, the Fund will distribute all or substantially all of its net investment income (including any ordinary taxable income) and net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) to Common Shareholders so long as the net investment income and net capital gain are not necessary to pay any interest and required principal payments on borrowings. While not currently anticipated, if the Fund makes total distributions for a taxable year in an amount that exceeds the Fund’s earnings and profits, the excess would generally be treated by Common Shareholders as a return of capital for tax purposes. A return of capital reduces a shareholder’s tax basis, which could result in higher taxes when the shareholder sells his or her shares because it may result in a larger gain or a smaller loss on the sale. In the event of a distribution of paid-in capital, shareholders will be receiving their own capital back, net of the

Fund’s fees and expenses. You may elect to reinvest automatically some or all of your distributions in additional Common Shares under the Fund’s Dividend Reinvestment Plan.

The Fund might not distribute all or a portion of any net capital gain for a taxable year. If the Fund does not distribute all of its net capital gain for a taxable year, it will pay federal income tax on the retained gain. Provided that the Fund satisfies certain requirements, each Common Shareholder of record as of the end of the Fund’s taxable year (i) will include in income for federal income tax purposes, as long-term capital gain, his or her share of the retained gain, (ii) will be deemed to have paid his or her proportionate share of the tax paid by the Fund on such retained gain, and (iii) may be entitled to an income tax credit or refund for that share of the tax. The Fund will treat the retained capital gain amount as a substitute for equivalent cash distributions. See “Distributions” and “Dividend Reinvestment Plan.”

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time, subject to a finding by the Fund’s Board of Trustees (the “Board”) that such change is in the best interests of the Fund and its Common Shareholders.

Custodian and Transfer Agent	State Street Bank and Trust Company serves as the Fund’s custodian, and Computershare Inc. and Computershare Trust Company, N.A. serves as the Fund’s transfer agent. See “Custodian and Transfer Agent.”

Special Tax Considerations	The Fund may invest up to 20% of its net assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals. If you are, or as a result of investment in the Fund would become, subject to the federal alternative minimum tax, the Fund may not be a suitable investment for you. In addition, distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and not eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be taxable as long-term capital gains. See “Tax Matters.”

Voting Rights	All Common Shares have equal non-cumulative voting rights.

SUMMARY OF FUND EXPENSES

The purpose of the table below and the Examples below are to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The table shows the expenses of the Fund as a percentage of the average net assets applicable to Common Shares, and not as a percentage of total assets or total investment exposure.

Shareholder Transaction Expenses (as a percentage of offering price)
Maximum Sales Charge	4.00%*
Offering Costs(1)	1.45%
Dividend Reinvestment Plan Fees(2)	None

*       A maximum sales charge of 4.00% applies only to offerings pursuant to a syndicated underwriting. The maximum sales charge for offerings made at-the-market is 1.00%. There is no sales charge for offerings pursuant to a private transaction.

As a Percentage of Net Assets Attributable to Common Shares(3)
Annual Expenses
Management Fees	0.26%
Other Expenses(4)	0.11%

Total Annual Expenses	0.37%

(1)	Assuming a Common Share offering price of $15.57 (the Fund’s closing price on the NYSE on July 31, 2017).

(2)	You will be charged a $2.50 service charge and pay brokerage charges if you direct State Street Bank and Trust Company, as agent for the Common Shareholders (the “Plan Agent”), to sell your Common Shares held in a dividend reinvestment account.

(3)	Stated as a percentage of average net assets attributable to Common Shares for the fiscal year ended March 31, 2017.

(4)	Other Expenses is based on estimated amounts for the current fiscal year. Expenses attributable to the Fund’s investments, if any, in other investment companies are currently estimated not to exceed 0.01%. See “Portfolio Composition—Other Investment Companies” in the SAI.

See “Management of the Fund—Investment Adviser.”

Examples

The following examples illustrate the expenses, including the applicable transaction fees (referred to as the “Maximum Sales Charge” in the fee table above), if any, and estimated offering costs of $14.50 that a Common Shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. Each example assumes that all dividends and other distributions are reinvested in the Fund and that the Fund’s Annual Expenses, as provided above, remain the same. The examples also assume a 5% annual return.(1)

Example # 1 (At-the-Market Transaction)

The following example assumes a transaction fee of 1.00%, as a percentage of the offering price.

1 Year	3 Years	5 Years	10 Years
$28	$36	$45	$70

Example # 2 (Underwriting Syndicate Transaction)

The following example assumes a transaction fee of 4.00%, as a percentage of the offering price.

1 Year	3 Years	5 Years	10 Years
$58	$66	$74	$99

Example # 3 (Privately Negotiated Transaction)

The following example assumes there is no transaction fee.

1 Year	3 Years	5 Years	10 Years
$18	$26	$35	$61

The examples should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown above.

(1)	The examples assume that all dividends and distributions are reinvested at Common Share net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

FINANCIAL HIGHLIGHTS

The following Financial Highlights table is intended to help a prospective investor understand the Fund’s financial performance for the periods shown. Certain information reflects financial results for a single Common share of the Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in Common shares of the Fund (assuming reinvestment of all dividends). The Fund’s annual financial statements as of and for the fiscal years ended March 31, 2017, 2016 and 2015, including the financial highlights for the fiscal years then ended, have been audited by KPMG LLP, independent registered public accounting firm. KPMG has not reviewed or examined any records, transactions or events after the date of such reports. The information with respect to the fiscal years ended prior to March 31, 2015 has been audited by other auditors. A copy of the Annual Report may be obtained from www.sec.gov or by visiting www.nuveen.com. The information contained in, or that can be accessed through, the Fund’s website is not part of this Prospectus. Past results are not indicative of future performance.

The following per share data and ratios have been derived from information provided in the financial statements.

Selected data for a Common Share outstanding throughout each period:

	Year Ended March 31
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Per Share Operating Performance
Beginning Net Asset Value (“NAV”)	$15.68	$15.52	$14.83	$15.72	$15.07	$13.43	$13.97	$13.24	$14.09	$14.73

Investment Operations:
Net Investment Income (Loss)	0.60	0.64	0.66	0.67	0.69	0.70	0.68	0.67	0.66	0.66
Net Realized/Unrealized Gain (Loss)	(0.56)	0.19	0.82	(0.63)	0.64	1.62	(0.55)	0.73	(0.84)	(0.65)

Total	0.04	0.83	1.48	0.04	1.33	2.32	0.13	1.40	(0.18)	0.01

Less Distributions:
From Net Investment Income	(0.62)	(0.65)	(0.68)	(0.68)	(0.68)	(0.68)	(0.67)	(0.67)	(0.67)	(0.64)
From Accumulated Net Realized Gains	(0.10)	(0.02)	(0.11)	(0.25)	—	—	—	—	—	(0.01)

Total	(0.72)	(0.67)	(0.79)	(0.93)	(0.68)	(0.68)	(0.67)	(0.67)	(0.67)	(0.65)

Ending NAV	$15.00	$15.68	$15.52	$14.83	$15.72	$15.07	$13.43	$13.97	$13.24	$14.09

Ending Share Price	$14.83	$16.70	$15.40	$14.25	$15.07	$14.80	$12.59	$13.08	$12.00	$14.08
Total Returns:
Based on NAV(a)	0.20%	5.51%	10.20%	0.50%	8.98%	17.64%	0.83%	10.71%	(1.30)%	0.05%
Based on Share Price(a)	(6.98)%	13.25%	13.84%	1.07%	6.43%	23.56%	1.18%	14.71%	(10.34)%	3.68%
Ratios/Supplemental Data
Ending Net Assets (000)	$94,310	$98,494	$97,421	$93,011	$98,595	$94,447	$84,199	$87,548	$82,953	$88,224
Ratios to Average Net Assets
Expenses(b)	0.37%	0.37%	0.37%	0.38%	0.37%	0.42%	0.38%	0.41%	0.43%	0.44%
Net Investment Income (Loss)	3.89%	4.18%	4.30%	4.55%	4.44%	4.87%	4.89%	4.87%	4.85%	4.52%
Portfolio Turnover Rate(c)	24%	10%	7%	14%	19%	11%	8%	4%	12%	8%

(a)	Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.
(b)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as follows:

Year Ended 3/31:
2017	—%
2016	—
2015	—
2014	0.01
2013	0.01
2012	0.01
2011	0.01
2010	0.02
2009	0.02
2008	0.06

(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period.

TRADING AND NET ASSET VALUE INFORMATION

The following table shows for the periods indicated: (i) the high and low sales prices for the Common Shares as reported as of the end of the day on the NYSE, (ii) the high and low net asset values of the Common Shares, and (iii) the high and low of the premium/(discount) to net asset value (expressed as a percentage) of the Common Shares.

	Market Price		Net Asset Value		Premium/(Discount) to Net Asset Value
Fiscal Quarter Ended	High	Low	High	Low	High	Low
June 2017	$16.06	$14.77	$15.39	$15.02	5.10%	(1.80)%
March 2017	$15.32	$14.65	$15.09	$14.84	2.75%	(2.14)%
December 2016	$17.04	$14.59	$15.88	$14.77	8.33%	(2.01)%
September 2016	$17.95	$16.18	$16.20	$15.84	13.25%	0.87%
June 2016	$17.15	$15.85	$16.14	$15.70	6.39%	0.06%
March 2016	$17.00	$15.23	$15.69	$15.50	9.25%	(2.37)%
December 2015	$15.88	$15.20	$15.50	$15.18	3.53%	(1.17)%
September 2015	$15.34	$14.63	$15.28	$15.06	1.12%	(3.36)%
June 2015	$15.72	$14.47	$15.52	$15.08	3.56%	(4.36)%

The net asset value per Common Share, the market price and percentage of premium to net asset value per Common Share on July 31, 2017 were $15.34, $15.57 and 1.50%, respectively. As of June 30, 2017, the Fund had 6,287,835 Common Shares outstanding and net assets applicable to Common Shares of $96,052,458.

THE FUND

The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on March 30, 1992, pursuant to the Declaration governed by the laws of The Commonwealth of Massachusetts. The Fund’s Common Shares are listed on the NYSE under the symbol “NXC.”

The following provides information about the Fund’s outstanding Common Shares as of July 31, 2017:

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding
Common	unlimited	0	6,287,835

5% Shareholders

The following table sets forth the percentage ownership of each person who, as of August 1, 2017, owned of record, or was known by the Fund to own of record or beneficially, 5% or more of any class of the Fund’s equity securities:*

Name of Equity Security	Name and Address of Owner	% of Record Ownership*
Common Shares	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	5.02%

*	The information contained in this table is based on a Schedule 13G filing made January 27, 2017.

The Fund’s principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

USE OF PROCEEDS

The net proceeds from the issuance of Common Shares will be invested in accordance with the Fund’s investment objective and policies as stated below. Pending investment, the timing of which may vary depending on the size of the investment but in no case is expected to exceed 30 days, it is anticipated that the proceeds will be invested in short-term or long-term securities issued by the U.S. Government or its agencies or instrumentalities or in high-quality, short-term money market instruments. See “Use of Leverage.”

THE FUND’S INVESTMENTS

Investment Objective and Policies

The Fund’s investment objective is to provide stable dividends exempt from both regular federal and California income taxes, consistent with preservation of capital.

Under normal circumstances and as a fundamental policy, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities, the income from which is exempt from regular federal and California income taxes. The Fund may invest up to 20% of its net assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals (“AMT Bonds”). The Fund will consider its investment in underlying investment companies when determining its compliance with its policy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities, the income from which is exempt from regular federal income tax.

The Fund seeks to achieve its investment objective by investing in a portfolio of California municipal securities, a significant portion of which Nuveen Asset Management believes are underrated and undervalued, based upon its bottom-up, research-driven investment strategy. Underrated municipal securities are those whose ratings do not, in Nuveen Asset Management’s opinion, reflect their true creditworthiness. Undervalued municipal securities are securities that, in Nuveen Asset Management’s opinion, are worth more than the value assigned to them in the marketplace. Nuveen Asset Management employs a value oriented strategy and seeks to construct a diversified portfolio of municipal securities that has the potential to outperform major municipal market benchmarks over the longer term. A municipal security’s market value generally will depend upon its form, maturity, call features, and interest rate, as well as the issuer’s credit quality or credit rating, all such factors examined in the context of the municipal securities market and interest rate levels and trends. Nuveen Asset Management may at times believe that securities associated with a particular municipal market sector (for example, electric utilities), or issued by a particular municipal issuer, are undervalued. Nuveen Asset Management may purchase such a security for the Fund’s portfolio because it represents a market sector or issuer that Nuveen Asset Management considers undervalued, even if the value of the particular security appears to be consistent with the value of similar securities. Municipal securities of particular types (e.g., hospital bonds, industrial revenue bonds or securities issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal securities of the market sector for reasons that do not apply to the particular municipal securities that are considered undervalued. The Fund’s investment in underrated or undervalued municipal securities will be based on Nuveen Asset Management’s belief that the prices of such municipal securities should ultimately reflect their true value. The Fund may invest up to 15% of its net assets in inverse floating rate securities. There can be no assurance that the Fund will achieve its investment objective.

The Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal income tax. Municipal securities are often issued by state and local governmental entities to finance or refinance public projects, such as roads, schools, and water supply systems. Municipal securities also may be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long-term basis to provide long-term financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities also may be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. The Fund may purchase municipal securities in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms that include fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships, or other investment companies.

The Fund also may invest in certain derivative instruments in pursuit of its investment objective. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or other derivative instruments. Nuveen Asset Management may use derivative instruments to seek to enhance return, to hedge some of the risk of the Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of hedging strategies may generate taxable income. With respect to the Fund’s policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities and other related investments, the income from which is exempt from regular federal and California income taxes, for purposes of calculating net assets, the Fund will value eligible derivatives at market value or fair value instead of notional value. As of March 31, 2017, the Fund was not invested in derivatives. See “The Fund’s Investments—Municipal Securities Derivatives.”

Under normal circumstances:

•

The Fund will invest at least 80% of its net assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by Nuveen Asset Management. A security is considered investment grade if it is rated within the four highest letter grades by at least one NRSRO that rate such securities (even if rated lower by another), or if it is unrated but judged to be of comparable quality by Nuveen Asset Management.

As of June 30, 2017, approximately 89% of the Fund’s total investment exposure were invested in municipal securities rated investment grade by an NRSRO (including Standard & Poor’s Corporation Ratings Group, a division of The McGraw-Hill Companies (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) or Fitch Ratings, Inc. (“Fitch”)). The relative percentages of the value of the investments attributable to investment grade municipal securities and to below investment grade municipal securities could change over time as a result of rebalancing the Fund’s assets by Nuveen Asset Management, market value fluctuations, issuance of additional shares and other events.

•

The Fund may invest up to 20% of its net assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by Nuveen Asset Management. No more than 10% of the Fund’s net assets may be invested in municipal securities rated below B3/B- by all NRSROs that rate the security or that are unrated but judged to be of comparable quality by Nuveen Asset Management. Municipal securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds. The Fund may invest in distressed securities. The Fund may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that Nuveen Asset Management may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.

•

As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as preferred shares or debt instruments. However, the Fund may borrow for temporary, emergency or other purposes as permitted by the 1940 Act and invest in certain instruments, including inverse floating rate securities, that have the economic effect of financial leverage.

•	The Fund may invest up to 15% of its net assets in inverse floating rate securities.

•

The Fund may invest up to 10% of its net assets in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly.

•

The Fund may invest up to 15% of its net assets in municipal securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). See “Risk Factors—Illiquid Securities Risk.”

•	The Fund will not invest more than 25% of its total assets in municipal securities in any one industry.

For purposes of the Fund’s investment policies, “net assets” includes assets attributable to floating rate securities issued by tender option bond (TOB) trusts of which the Fund owns the inverse floating rate interest and assets attributable to borrowings for temporary, emergency or other purposes.

The credit quality policies noted above apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issue, even if such downgrade causes the portfolio to fall below the 80% threshold. If at any time the Fund falls below the 80% threshold, the Fund’s future investments will be made in a manner that will bring the Fund’s portfolio back into compliance with this policy. In determining whether to retain or sell such a security, Nuveen Asset Management may consider such factors as Nuveen Asset Management’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. A general description of the ratings of S&P, Moody’s and Fitch of municipal securities is set forth in Appendix A to the SAI.

The Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies that provide such credit enhancements will affect the value of those securities. Although the insurance feature is designed to reduce certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The Fund may use any insurer, regardless of its rating. A municipal security typically will be deemed to have the rating of its insurer. However, in the event an insurer has a credit rating below the rating of an underlying municipal security or is perceived by the market to have such a lower rating, the municipal security rating would be the more relevant rating and the value of the municipal security would more closely, if not entirely, reflect such rating. As a result, the value of insurance associated with a municipal security may decline and may not add any value. The insurance feature does not guarantee the full payment of principal and interest of an insured obligation, the market value of the insured obligation or the net asset value of the Common Shares represented by such insured obligation.

During temporary defensive periods or in order to keep the Fund’s cash fully invested, including during the period when the net proceeds of the offering of Common Shares are being invested, the Fund may deviate from its investment policies and objectives. During such periods, the Fund may invest up to 100% of its net assets in short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal income tax, and if the proportion of taxable investments exceeded 50% of the Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund would not satisfy the general eligibility test that would permit it to pay exempt-interest dividends for that taxable year. Such transactions will be used solely to reduce risk. There can be no assurance that such strategies will be successful. For more information, see the SAI under “Tax Matters.”

The Fund cannot change its investment objective or fundamental policies without the approval of the holders of a “majority of the outstanding” Common Shares. For this purpose, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less. All of the Fund’s other investment policies are not considered to be fundamental by the Fund and can be changed by the Fund’s Board without a vote of the Common Shareholders.

Investment Philosophy

Nuveen Asset Management believes that the unique tax treatment of municipal securities and the structural characteristics in the municipal securities market create attractive opportunities to enhance the after-tax total return and diversification of the investment portfolios of taxable investors. Nuveen Asset Management believes that these unique characteristics also present unique risks that may be managed to realize the benefits of the asset class.

After-Tax Income Potential.    The primary source of total return from municipal securities comes from the tax-exempt income derived therefrom. Nuveen Asset Management believes that, at acceptable levels of credit risk and maturity principal risk, the municipal securities market offers the potential for higher after-tax income when compared with other fixed income markets.

Managing Multi-Faceted Risks.    Risk in the municipal securities market is derived from multiple sources, including credit risk at the issuer and sector levels, structural risks such as call risk, yield curve risk, and legislative and tax-related risks. Nuveen Asset Management believes that managing these risks at both the individual security and Fund portfolio levels is an important element of realizing the after-tax income and total return potential of the asset class.

Opportunities to Identify Underrated and Undervalued Municipal Securities.    Within the state and national municipal securities markets, there are issuers with a wide array of financing purposes, security terms, offering structures and credit quality. Nuveen Asset Management believes that the size, depth and other characteristics of the state and national municipal securities markets offer a broad opportunity set of individual issuers in securities that may be underrated and undervalued relative to the general market.

Market Inefficiencies.    Nuveen Asset Management believes that the scale and intricacy of the municipal securities market often results in pricing anomalies and other inefficiencies that can be identified and capitalized on through trading strategies.

Investment Process

Nuveen Asset Management believes that a bottom-up, value-oriented investment strategy that seeks to identify underrated and undervalued securities and sectors is positioned to capture the opportunities inherent in the municipal securities market and potentially outperform the general municipal securities market over time. The primary elements of Nuveen Asset Management’s investment process are:

Credit Analysis and Surveillance.    Nuveen Asset Management focuses on bottom-up, fundamental analysis of municipal securities issuers. Analysts screen each sector for issuers that meet the fundamental tests of creditworthiness and favor those securities with demonstrable growth potential, solid coverage of debt service and a priority lien on hard assets, dedicated revenue streams or tax resources. As part of Nuveen Asset Management’s overall risk management process, analysts actively monitor the credit quality of portfolio holdings.

Sector Analysis.    Organized by sector, analysts continually assess the key issues and trends affecting each sector in order to maintain a sector outlook. Evaluating such factors as historical default rates and average credit spreads within each sector, analysts provide top-down analysis that supports decisions to overweight or underweight a given sector in a portfolio.

Trading Strategies.    Through its trading strategies, Nuveen Asset Management seeks to enhance portfolio value by trading to take advantage of inefficiencies found in the municipal market. This may entail selling issues Nuveen Asset Management deems to be overvalued and purchasing issues Nuveen Asset Management considers to be undervalued.

Sell Discipline.    Nuveen Asset Management generally sells securities when it (i) determines a security has become overvalued or over-rated, (ii) identifies credit deterioration, or (iii) modifies a portfolio strategy, such as sector allocation.

Portfolio Composition and Other Information

The Fund’s portfolio will be composed principally of the following investments.

Municipal Securities

General.    The Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal and California income tax (as previously defined, “municipal securities”). Municipal securities are often issued by state and local governmental entities to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. The Fund may purchase municipal securities in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which could have the economic effect of financial leverage.

Generally, municipal securities are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses, or to refinance outstanding debt. General obligation bonds are backed by the full faith and credit or taxing authority of the issuer and may be repaid from any revenue source. Revenue bonds may be repaid only from the revenues of a specific facility or source.

Municipal securities may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. However, the obligation to repay the principal and interest rests with the private entity involved, not with the public entity that issues the bonds. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source. The Fund may also purchase other types of municipal securities that represent lease obligations, municipal notes, pre-refunded municipal securities, private activity bonds, tender option bonds and other related securities and derivative instruments that create exposure to municipal bonds, notes and securities and that provide for the payment of interest income that is exempt from regular federal and California income tax.

The municipal securities in which the Fund invests are generally issued by the State of California, a municipality of California, or a political subdivision of either, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by Nuveen Asset Management to be reliable), is exempt from regular federal and California income taxes, although the interest may be subject to the federal alternative minimum tax. The Fund may invest in municipal securities issued by U.S. territories (such as Puerto Rico or Guam) that are exempt from regular federal and California income taxes.

The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

A municipal security’s market value generally will depend upon its form, maturity, call features, and interest rate, as well as the credit quality of the issuer, all such factors examined in the context of the municipal securities market and interest rate levels and trends.

Maturity and Duration.    The Fund will generally invest in municipal securities with intermediate or long-term maturities. The average effective maturity of securities held by the Fund may be shortened or lengthened, depending on market conditions and on an assessment by the Fund’s portfolio manager of which segments of the municipal securities market offer the most favorable relative investment values and opportunities for tax-exempt income and total return. As of June 30, 2017, the effective maturity of the Fund’s portfolio was 25.32 years. In comparison to maturity (which is the date on which a debt instrument ceases and the issuer is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Duration differs from maturity in that it considers a security’s yield, coupon payments, principal payments and call features in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration. For example, the price of a bond with an effective duration of two years will rise (fall) two percent for every one percent decrease (increase) in its yield, and the price of a five-year duration bond will rise (fall) five percent for a one percent decrease (increase) in its yield. As of June 30, 2017, the average effective duration of the Fund’s portfolio was 8.19 years, which includes the effects of leverage and takes into account the effect of option call provisions of the municipal securities in the Fund’s portfolio.

Municipal Leases and Certificates of Participation.    The Fund also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the Fund’s original investment. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Fund will only purchase municipal securities representing lease obligations where Nuveen Asset Management believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates are typically issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes.    Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities.    The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds.    Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. Under current law, a significant portion of the private activity bond market is subject to the alternative minimum tax. The Fund will only invest in private activity bonds that are not AMT Bonds. See “Tax Matters.”

Special Considerations Relating to California Municipal Securities

As described above, the Fund will invest at least 80% of its net assets in municipal securities and other related investments, the income from which is exempt from regular federal and California income tax. The Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of California municipal securities. See “Concentration Risk in California Issuers” and Appendix A of this Prospectus (“Factors Affecting Municipal Securities in California”). Information regarding the financial condition of the State of California is ordinarily included in various public documents issued thereby, such as the official statements prepared in connection with the issuance of general obligation bonds of the State of California. Such official statements may be obtained by contacting the State Treasurer’s Office at 800-900-3873 or at www.treasurer.ca.gov. Complete text of the 2017-18 budget and prior budgets may be found at the electronic budget website of the Department of Finance (www.ebudget.ca.gov). Complete text of the State Controller’s monthly cash reports may be accessed at the State Controller’s website (www.sco.ca.gov).

The State of California is a party to numerous legal proceedings, many of which normally occur in governmental operations. Information regarding some of the more significant litigation pending against the State would ordinarily be included in various public documents issued thereby, such as the official statements referred to above prepared in connection with the issuance of general obligation bonds of California.

The Legislative Analyst’s Office (the “LAO”) has released several reports which include their estimates and assessments of State budget acts and associated fiscal and economic projections. Publications from the LAO can be read in full by accessing the LAO’s website (www.lao.ca.gov) or by contacting the LAO at 916-445-4656.

It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State of California to make payment on such local obligations in the event of default.

None of the information on the above websites is incorporated herein by reference.

Inverse Floating Rate Securities

Inverse floating rate securities (sometimes referred to as “inverse floaters”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third-party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds) and inverse floating rate securities (sometimes referred to as inverse floaters). Both classes of beneficial interests are represented by certificates. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the institution granting the tender option will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, the Fund receives the residual cash flow from the special purpose trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security, the Fund as the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal security deposited into the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters in relation to the value of the residual inverse floaters that are issued by the special purpose trust. In addition, all voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to the Fund, as the holder of the residual inverse floating rate securities.

Because increases in the interest rate on the short-term floaters reduce the residual interest paid on inverse floaters, and because fluctuations in the value of the municipal bond deposited in the special purpose trust affect the value of the inverse floater only, and not the value of the short-term floater issued by the trust, inverse floaters’ value is generally more volatile than that of fixed rate bonds. The market price of inverse floating rate securities is generally more volatile than the underlying securities due to the leveraging effect of this ownership structure. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment (i.e., when bond values are falling), but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity based upon the liquidity of the underlying securities deposited in a special purpose trust.

The Fund may invest in inverse floating rate securities, issued by special purpose trusts that have recourse to the Fund. In Nuveen Asset Management’s discretion, the Fund may enter into a separate shortfall and forbearance agreement with the third party sponsor of a special purpose trust. The Fund may enter into such recourse agreements (i) when the liquidity provider to the special purpose trust requires such an agreement because the level of leverage in the trust exceeds the level that the liquidity provider is willing support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement would require the Fund to reimburse the third-party sponsor of such inverse floater, upon termination of the trust issuing the inverse floater, the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate interests. Such agreements may expose the Fund to a risk of loss that exceeds its investment in the inverse floating rate securities. Absent a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. If the Fund chooses not to enter into such an agreement, the special purpose trust could be liquidated and the Fund could incur a loss.

The Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same special purpose trust.

The Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in special purpose trusts.

Investments in inverse floating rate securities create effective leverage. The use of leverage creates special risks for Common Shareholders. See “Risk Factors—Inverse Floating Rate Securities Risk/Leverage Risk.”

Floating Rate Securities.    The Fund may also invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

Special Taxing Districts.    Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

When-Issued and Delayed Delivery Transactions

The Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the bonds prior to settlement and, because bonds are subject to market fluctuations, the value of the bonds at time of delivery may be less (or more) than cost. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents, or liquid securities having a market value at all times at least equal to the amount of the commitment.

Zero Coupon Bonds

A zero coupon bond is a bond that typically does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, the holder receives the par value of the zero coupon bond, which generates a return equal to the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. This original issue discount (“OID”) approximates the total amount of interest the security will accrue and compound prior to its maturity and reflects the payment deferral and credit risk associated with the instrument. Because zero coupon securities and other OID instruments do not pay cash interest at regular intervals, the instruments’ ongoing accruals require ongoing judgments concerning the collectability of deferred payments and the value of any associated collateral. As a result, these securities may be subject to greater value fluctuations and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash on a current basis. Because zero coupon bonds, and OID instruments generally, allow an issuer to avoid or delay the need to generate cash to meet current interest payments, they may involve greater payment deferral and credit risk than coupon loans and bonds that pay interest currently or in cash. The Fund generally will be required to distribute dividends to shareholders representing the income of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make income distributions to its shareholders. For accounting purposes, these cash distributions to shareholders will not be treated as a return of capital.

Further, NFALLC collects management fees on the value of a zero coupon bond or OID instrument attributable to the ongoing non-cash accrual of interest over the life of the bond or other instrument. As a result, NFALLC receives non-refundable cash payments based on such non-cash accruals while investors incur the risk that such non-cash accruals ultimately may not be realized.

Structured Notes

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. These types of investments may generate taxable income.

Derivatives

The Fund may invest in certain derivative instruments in pursuit of its investment objective. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. The Fund may also use credit default swaps and interest rate swaps. Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. If the Fund is a seller of a contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap. If the Fund is a buyer of a contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund. Interest rate swaps involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. See “Hedging Strategies and Other Uses of Derivatives” and “Segregation of Assets” in the SAI.

The requirements for qualification as a regulated investment company may also limit the extent to which the Fund may invest in futures, options on futures and swaps. See “Tax Matters.”

NFALLC and Nuveen Asset Management may use derivative instruments to seek to enhance return, to hedge some of the risk of the Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income.

There is no assurance that these derivative strategies will be available at any time or that, if used, that the strategies will be successful.

Swap Transactions.    The Fund may enter into total return, interest rate and credit default swap agreements and interest rate caps, floors and collars. The Fund may also enter into options on the foregoing types of swap agreements (“swap options”).

The Fund may enter into swap transactions for any purpose consistent with its investment objective and strategies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, as a duration management technique, to reduce risk arising from the ownership of a particular instrument, or to gain exposure to certain sectors or markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset, reference rate or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index. The notional amount of the swap agreement generally is only used as a basis upon which to calculate the obligations that the parties to the swap agreement have agreed to exchange. The Fund’s current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by assets determined to be liquid by Nuveen Asset Management. See “—Segregation of Assets” below.

Interest Rate Swaps, Caps, Collars and Floors.    Interest rate swaps are bilateral contracts in which each party agrees to make periodic payments to the other party based on different referenced interest rates (e.g., a fixed rate and a floating rate) applied to a specified notional amount. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Interest rate collars involve selling a cap and purchasing a floor or vice versa to protect the Fund against interest rate movements exceeding given minimum or maximum levels.

The use of interest rate transactions, such as interest rate swaps and caps, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate swaps or caps could enhance or harm the overall performance of the Fund’s Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings. Buying interest rate caps could enhance the performance of the Common Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount such Fund would have been required to pay had it not entered into the cap agreement.

Total Return Swaps.    In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. The Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely diversified range of securities in a single trade. An index total return swap can be used by the portfolio managers to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets. In connection with the Fund’s position in a swap contract, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable Securities and Exchange Commission (the “SEC”) requirements. See “—Segregation of Assets” below.

Credit Default Swaps.    A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Fund may enter into credit default swap agreements either as a buyer or a seller. The Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in an individual security or a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. The Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments. As the buyer of protection in a credit default swap, the Fund would pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to the Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If the Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. Thus, the Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “—Risks Associated with Swap Transactions.”

Swap Options.    A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. The Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, the Fund generally would incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund would become obligated according to the terms of the underlying agreement.

Risks Associated with Swap Transactions.    The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If NFALLC and/or Nuveen Asset Management is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The Fund generally may only close out a swap, cap, floor, collar or other two-party contract with its particular counterparty, and generally may only transfer a position with the consent of that counterparty. In addition, the price at which the Fund may close out such a two party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

Futures and Options on Futures Generally.    A futures contract is an agreement between two parties to buy and sell a security, index or interest rate (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract (same exchange, underlying financial instrument, and delivery month). Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the futures broker, known as a futures commission merchant (“FCM”), an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account generally is not income producing. However, couponbearing securities, such as Treasury securities, held in margin accounts generally will earn income.

Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Futures transactions also involve brokerage costs and the Fund may have to segregate additional liquid assets in accordance with applicable SEC requirements. See “—Segregation of Assets” below.

A futures option gives the purchaser of such option the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer is assigned the opposite short position. Upon the exercise of a put option, the opposite is true.

Segregation of Assets

As a closed-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various interpretive positions of the SEC and its staff. In accordance with these laws, rules and positions, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forward currency contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward currency contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

To the extent that the Fund uses its assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable positions of the SEC and its staff, such assets may not be used for other operational purposes. NFALLC and/or Nuveen Asset Management will monitor the Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments.

The Fund may invest in inverse floating rate securities issued by special purpose trusts. With respect to such investments, the Fund will segregate or earmark assets in an amount equal to at least 100% of the face amount of the floating rate securities issued by such trusts.

Other Investment Companies

The Fund may invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly. The Fund may invest in investment companies that are advised by NFALLC, Nuveen Asset Management or their respective affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. The Fund has not applied for and currently does not intend to apply for such relief. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Fund will consider its investment in underlying investment companies when determining its compliance with its policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities, the income from which is exempt from regular federal and California income taxes.

Nuveen Asset Management will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, because the securities of other investment companies may be leveraged subject to leverage risk, the Fund may indirectly be subject to those risks. See “Other Investment Companies Risk.” These types of investments may generate taxable income. See “Risk Factors—Other Investment Companies Risk.”

Portfolio Turnover

The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objective. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is generally not expected to exceed 40% under normal circumstances. For the fiscal year ended March 31, 2017, the Fund’s portfolio turnover rate was 24%. However, there are no limits on the Fund’s rate of portfolio turnover, and investments may be sold without regard to length of time held when, in Nuveen Asset Management’s opinion, investment considerations warrant such action. A higher portfolio turnover rate would result in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. Although these commissions and expenses are not reflected in the Fund’s “Total Annual Expenses” disclosed in this Prospectus, they will be reflected in the Fund’s total return. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See “Tax Matters.”

USE OF LEVERAGE

As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as preferred shares or debt instruments. However, the Fund may borrow for temporary, emergency or other purposes and invest in certain instruments, including inverse floating rate securities that have the economic effect of leverage. The Fund may invest up to 15% of its net assets in inverse floating rate securities.

Inverse floating rate securities have the economic effect of leverage because the Fund’s investment exposure to the underlying bonds held by the trust have been effectively financed by the trust’s issuance of floating rate certificates. See “Inverse Floating Rate Securities.” The combined economic effect of leverage from the Fund’s investments in inverse floating rate securities is referred to herein as “effective leverage.” As of the date this Prospectus, the Fund does not invest in inverse floating rate securities. An investment in inverse floating rate securities involves special risks. See “Risk Factors—Inverse Floating Rate Securities.”

The Fund, along with certain other funds managed by NFALLC (the “Participating Funds”), also established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity is currently dedicated for use by a small number of Participating Funds, which does not include the Fund. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, along with a number of Nuveen closed-end funds, including the Fund. The credit facility expires in July 2018 unless extended or renewed. During the current fiscal period, the Fund did not utilize this facility.

RISK FACTORS

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in Common Shares.

Investment and Market Risk

An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the municipal securities owned by the Fund, substantially all of which are traded on a national exchange or in the over-the-counter markets. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. In addition, if the current national economic downturn deteriorates into a prolonged recession, the ability of municipalities to collect revenue and service their obligations could be materially and adversely affected.

Economic and Political Events Risk

The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds or moral obligation bonds). Such developments may adversely affect a specific industry or local political and economic conditions, and thus may lead to declines in the bonds’ creditworthiness and value.

Recent Market Circumstances

The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Liquidity in some markets has decreased and credit has become scarcer worldwide. Recent regulatory changes, including the Dodd-Frank Act and the introduction of new international capital and liquidity requirements under Basel III, may cause lending activity within the financial services sector to be constrained for several years as Basel III rules phase in and rules and regulations are promulgated and interpreted under the Dodd-Frank Act. These market conditions may continue or deteriorate further and may add significantly to the risk of short-term volatility in the Fund. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. Withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Changes in market conditions will not have the same impact on all types of securities.

Since 2010, the risks of investing in certain foreign government debt have increased dramatically as a result of the ongoing European debt crisis, which began in Greece and has spread to varying degrees throughout various other European countries. These debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in the global securities markets and it is impossible to predict the effects of these or similar events in the future on the Fund, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Fund.

In the United States, on August 5, 2011, S&P lowered its long-term sovereign credit rating on the U.S. federal government debt to “AA+” from “AAA.” Any additional downgrade by S&P, or any other rating agency, could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase the costs of all kinds of debt.

Global economies and financial markets are also becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. For example, during the summer of 2015, stock markets in China suffered a significant downturn, which continues to persist, and is expected to continue to slow economic growth in China. The slowdown in the Chinese economy could negatively affect the country’s major trading partners and could, in turn, widely affect the global financial markets. State involvement in the Chinese economy and stock markets is such that it may be difficult to predict or gauge the extent or duration of the slowdown.

In addition, in a referendum held on June 23, 2016, citizens of the United Kingdom voted to leave the EU, creating economic and political uncertainty in its wake. The country’s departure from the EU (known as “Brexit”) sparked depreciation in the value of the British pound, short-term declines in the stock markets and heightened risk of continued economic volatility worldwide.

As a consequence of the United Kingdom’s vote to withdraw from the EU, the government of the United Kingdom has, pursuant to the Treaty, given notice of its withdrawal and the period for negotiation with the EU Council to agree to terms for the United Kingdom’s withdrawal from the EU has begun. The Treaty provides for a two-year negotiation period, which may be shortened or extended by agreement of the parties. However, there is still considerable uncertainty relating to the potential consequences and precise timeframe for the exit, how the negotiations for the withdrawal and new trade agreements will be conducted, and whether the United Kingdom’s exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

General market uncertainty and consequent re-pricing of risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of securities and significant and rapid value decline in certain instances. Additionally, periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These circumstances resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market circumstances may make valuation of some of the Fund’s investments uncertain and/or result in sudden and significant valuation increases or declines in its holdings. If there is a significant decline in the value of the Fund’s portfolio, this may impact the asset coverage levels for any outstanding leverage the Fund may have.

Market Disruption and Geopolitical Risk

The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, possible terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—to Russia’s recent annexation of the Crimea region of Ukraine and posture vis-a-vis Ukraine, further downgrade of U.S. Government securities and other similar events, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know and cannot predict how long the securities markets may be affected by these events and the effects of these and similar events in the future on the U.S. economy and securities markets. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organization to carry out their duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements. The Fund may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested.

Legislation and Regulatory Risk

At any time after the date of this Prospectus, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Changing approaches to regulation may have a negative impact on the entities and/or securities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

For example, the Dodd-Frank Act is designed to impose stringent regulation on the over-the-counter derivatives market in an attempt to increase transparency and accountability and provides for, among other things, new clearing, execution, margin, reporting, recordkeeping, business conduct, disclosure, position limit, minimum net capital and registration requirements. Although the CFTC has released final rules under the Dodd-Frank Act, many of the provisions are subject to further final rulemaking, and thus the Dodd-Frank Act’s ultimate impact remains unclear.

The SEC also indicated that it may adopt new policies on the use of derivatives by registered investment companies. Such policies could affect the nature and extent of derivatives use by the Fund. While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund.

Additionally, the Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” under Rule 4.5 promulgated by Commodity Futures Trading Commission (the “CFTC”) pursuant to its authority under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a “commodity pool operator.” As a result, the Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) or options on commodity futures, engage in swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than bona fide hedging. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in such investments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets. If the Fund does not continue to claim the exclusion, it would likely become subject to registration and regulation as a commodity pool operator. The Fund may incur additional expenses as a result of the CFTC’s registration and regulatory requirements.

Market Discount from Net Asset Value

Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. The Fund cannot predict whether Common Shares will trade at, above or below net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of investment activities. Investors bear a risk of loss to the extent that the price at which they sell their shares is lower in relation to the Fund’s net asset value than at the time of purchase, assuming a stable net asset value. Proceeds from the sale of Common Shares in this offering will be reduced by transaction costs (if applicable, which vary depending on the offering method used). Depending on the premium of the Common Shares at the time of any offering of Common Shares hereunder, the Fund’s net asset value may be reduced by an amount up to the offering costs. The net asset value per Common Share will be reduced by costs associated with any future offerings of Common Shares. Depending on the premium of Common Shares at the time of any offering of Common Shares hereunder, the Fund’s net asset value may be reduced by an amount up to the offering costs (estimated to be an additional 1.45% of the offering price assuming a Common Share offering price of $15.57 (the Fund’s closing price on the NYSE on July 31, 2017)). The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

Credit Risk

Credit risk is the risk that one or more municipal securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. In general, lower-rated municipal securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. If a municipal security satisfies the rating requirements described above at the time of investment and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, Nuveen Asset Management will consider what action, including the sale of the security, is in the best interests of the Fund and its shareholders. This means that the Fund may invest in municipal securities that may be experiencing financial difficulties at the time of acquisition (such securities are commonly referred to as distressed securities).

Below Investment Grade Risk

Municipal securities of below investment grade quality, commonly referred to as junk bonds, are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal when due, and are susceptible to default or decline in market value due to adverse economic and business developments. Also, to the extent that the rating assigned to a municipal security in the Fund’s portfolio is downgraded by any NRSRO, the market price and liquidity of such security may be adversely affected. The market values for municipal securities of below investment grade quality tend to be volatile, and these securities are less liquid than investment grade municipal securities. For these reasons, an investment in the Fund, compared with a portfolio consisting solely of investment grade securities, may experience the following:

•	increased price sensitivity resulting from changing interest rates and/or a deteriorating economic environment;

•	greater risk of loss due to default or declining credit quality;

•	adverse issuer specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

•

the possibility that a negative perception of the below investment grade market develops, resulting in the price and liquidity of below investment grade securities becoming depressed, and this negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade issuer to make principal payments and interest payments compared to an investment grade issuer. The principal amount of below investment grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade securities for financing. The current downturn may severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. As the national economy experiences the current economic downturn, resulting in decreased tax and other revenue streams of municipal issuers, or in the event interest rates rise sharply, increasing the interest cost on variable rate instruments and negatively impacting economic activity, the number of defaults by below investment grade municipal issuers is likely to increase. Similarly, downturns in profitability in specific industries could adversely affect private activity bonds. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse impact on the Fund’s net asset value and the market value of its Common Shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for below investment grade municipal securities than the market for investment grade municipal securities. The prices quoted by different dealers for below investment grade municipal securities may vary significantly, and the spread between the bid and ask price is generally much larger for below investment grade municipal securities than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Issuers of below investment grade securities are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below investment grade securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific developments, the issuer’s inability to meet specific projected forecasts or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of below investment grade securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of below investment grade securities will fluctuate over time and, during periods of economic uncertainty, volatility of below investment grade securities may adversely affect the Fund’s net asset value. In addition, investments in below investment grade zero coupon bonds rather than income- bearing below investment grade securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The Fund may invest in distressed securities. Distressed securities are securities issued by companies that are involved in bankruptcy or insolvency proceedings or are experiencing other financial difficulties at the time of acquisition by the Fund. The issuers of such securities may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment.

Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Fund as a holder of such distressed securities may not be clear.

Interest Rate Risk

Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the municipal securities in the Fund’s portfolio will decline in value because of increases in market interest rates. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change. In comparison to maturity (which is the date on which a debt instrument ceases and the issuer is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Duration differs from maturity in that it considers a security’s yield, coupon payments, principal payments and call features, in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration.

Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration. For example, the price of a bond with an effective duration of two years will rise (fall) two percent for every one percent decrease (increase) in its yield, and the price of a five-year duration bond will rise (fall) five percent for a one percent decrease (increase) in its yield.

Yield curve risk is associated with either a flattening or steepening of the yield curve, which is a result of changing yields among comparable bonds with different maturities. When market interest rates, or yields, increase, the price of a bond will decrease and vice versa. When the yield curve shifts, the price of the bond, which was initially priced based on the initial yield curve, will change in price. If the yield curve flattens, then the yield spread between long- and short-term interest rates narrows, and the price of the bond will change accordingly. If the bond is short-term and the yield decreases, the price of this bond will increase. If the yield curve steepens, this means that the spread between long- and short-term interest rates increases. Therefore, long-term bond prices, like the ones held by the Fund, will decrease relative to short-term bonds. Changes in the yield curve are based on bond risk premiums and expectations of future interest rates.

Because the Fund will invest primarily in longer-term municipal securities, the net asset value and market price per share will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term municipal securities. Because the values of lower-rated and comparable unrated debt securities are affected both by credit risk and interest rate risk, the price movements of such lower grade securities typically have not been highly correlated to the fluctuations of the prices of investment grade quality securities in response to changes in market interest rates. The Fund’s investments in inverse floating rate securities, as described herein under “Inverse Floating Rate Securities Risk/Leverage Risk,” will tend to increase Common Share interest rate risk.

Municipal Securities Market Risk

Investing in the municipal securities market involves certain risks. The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms’ capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal bonds. Historically, the amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of Nuveen Asset Management than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal securities, particularly the below investment grade bonds in which the Fund may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices or at prices approximating those at which the Fund currently values them.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt.

Reinvestment Risk

Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Common Shares’ market price or their overall returns.

Concentration Risk in California Issuers

The Fund’s policy of investing in municipal securities of issuers located in California makes the Fund more susceptible to the adverse economic, political or regulatory occurrences affecting such issuers.

The information set forth below and the related information in Appendix A of this Prospectus is derived from sources that are generally available to investors. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of California. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

California is subject to large fluctuations in its tax revenue and fixed spending obligations. During recessionary periods, which California recently experienced, dramatic cuts to programs and/or tax increases may be required. To address budget gaps from the recent recessionary period, spending was cut, State programs were realigned to local governments, and short-term budgetary solutions were implemented. Despite the recent significant budgetary improvements and moderate growth, a number of major risks and pressures threaten the State’s financial condition, including the need to repay billions of dollars of obligations that were deferred to balance budgets during the economic downturn. Continued risks to the State’s long-term stability include pension liabilities, debt and increasing annual obligations, and potential cost increases associated with the federal deficit.

California’s fiscal situation heightens the risk of investing in bonds issued by the State and its political subdivisions, agencies, instrumentalities and authorities, including the risk of default, and also heightens the risk that the prices of California municipal securities, and the Fund’s net asset value, will experience greater volatility. As of July 2017, California general obligation bonds were rated “Aa3” by Moody’s, “AA-” by S&P and “AA-” by Fitch. There can be no assurance that such ratings will be maintained in the future. The State’s credit rating, and any future revisions or withdrawal of a credit rating, could have a negative effect on the market price of the State’s general obligation bonds, as well as notes and bonds issued by California’s public authorities and local governments. Lower credit ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Further, downgrades can negatively impact the marketability and price of securities in the Fund’s portfolio.

The foregoing information constitutes only a brief summary of some of the general factors that may impact certain issuers of municipal bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal bonds held by the Fund are subject. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal securities, the market value or marketability of the municipal securities or the ability of the respective issuers of the municipal bonds acquired by the Fund to pay interest on or principal of the municipal securities. This information has not been independently verified. See Appendix A of this Prospectus for a further discussion of factors affecting municipal securities in California.

Inverse Floating Rate Securities Risk/Leverage Risk

Inverse Floating Rate Securities.    The Fund may invest in inverse floating rate securities. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a “tender option bond trust”) formed by a third party sponsor for the purpose of holding municipal bonds. See “The Fund’s Investments—Municipal Securities—Inverse Floating Rate Securities.” In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Thus, distributions paid to the Fund on its inverse floaters will be reduced or even eliminated as short-term municipal interest rates rise and will increase when short-term municipal rates fall. Inverse floating rate securities generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal.

The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In Nuveen Asset Management’s discretion, the Fund may enter into a separate shortfall and forbearance agreement with the third party sponsor of a special purpose trust. The Fund may enter into such recourse agreements (i) when the liquidity provider to the special purpose trust requires such an agreement because the level of leverage in the trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement would require the Fund to reimburse the third party sponsor of the trust, upon termination of the trust issuing the inverse floater, the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate interests. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.

Because of the leveraged nature of such investments, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying fixed rate municipal bonds held by the tender option bond. As a result, the market value of such securities generally is more volatile than that of fixed rate securities.

The Fund’s investments in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund may be highly leveraged. The structure and degree to which the Fund’s inverse floating rate securities are highly leveraged will vary based upon a number of factors, including the size of the trust itself and the terms of the underlying municipal security. An inverse floating rate security generally is considered highly leveraged if the principal amount of the short-term floating rate interests issued by the related special purpose trust has a three to one gearing to the principal amount of the inverse floating rate securities owned by the trust. In the event of a significant decline in the value of an underlying security, the Fund may suffer losses in excess of the amount of its investment (up to an amount equal to the value of the municipal securities underlying the inverse floating rate securities) as a result of liquidating special purpose trusts or other collateral required to maintain the Fund’s anticipated effective leverage ratio.

The Fund’s investment in inverse floating rate securities will create effective leverage. Any effective leverage achieved through the Fund’s investment in inverse floating rate securities will create an opportunity for increased Common Share net income and returns, but will also create the possibility that Common Share long-term returns will be diminished if the cost of leverage exceeds the return on the inverse floating rate securities purchased by the Fund.

Inverse floating rate securities have varying degrees of liquidity based, among other things, upon the liquidity of the underlying securities deposited in a special purpose trust. The market price of inverse floating rate securities is more volatile than the underlying securities due to leverage. The leverage attributable to such inverse floating rate securities may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. In certain circumstances, the likelihood of an increase in the volatility of net asset value and market price of the Common Shares may be greater for a fund (like the Fund) that relies primarily on inverse floating rate securities to achieve a desired effective leverage ratio. The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;

•	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding trusts; and

•

If the value of an underlying security declines significantly (to a level below the notional value of the floating rate securities issued by the trust) and if additional collateral has not been posted by the Fund.

The amount of fees paid to Nuveen Asset Management for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s net assets—this may create an incentive for Nuveen Asset Management to leverage the Fund.

There is no assurance that the Fund’s strategy of investing in inverse floating rate securities will be successful.

Insurance Risk

The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the net asset value of the Common Shares represented by such insured obligation.

Tax Risk

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund, among other things, must derive in each taxable year at least 90% of its gross income from certain prescribed sources and satisfy a diversification test on a quarterly basis. If the Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. In order to be eligible for the relief provisions with respect to a failure to meet the diversification requirements, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a regulated investment company for a taxable year, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

To qualify to pay exempt-interest dividends, which are treated as items of interest excludable from gross income for federal income tax purposes, at least 50% of the value of the total assets of the Fund must consist of obligations exempt from regular income tax as of the close of each quarter of the Fund’s taxable year. If the proportion of taxable investments held by the Fund exceeded 50% of the Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund would not, for that taxable year, satisfy the general eligibility test that would permit it to pay exempt-interest dividends for that taxable year.

The value of the Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect the Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

Taxability Risk

The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for federal income tax purposes, and Nuveen Asset Management will not independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities.

Distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and not eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be taxable as long-term capital gains. See “Tax Matters.”

Borrowing Risks

The Fund may borrow for temporary or emergency purposes, or to repurchase its shares. Borrowing may exaggerate changes in the net asset value of the Fund’s shares and may affect the Fund’s net income. When the Fund borrows money, it must pay interest and other fees, which will reduce the fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity in the municipal bond market such borrowings might be outstanding for longer periods of time.

Other Investment Companies Risk

The Fund may invest in the securities of other investment companies. Such securities may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. Utilization of leverage is a speculative investment technique and involves certain risks. An investment in securities of other investment companies that are leveraged may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Common Shares) will be diminished.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of Common Shares and the distributions can decline. In addition, during any period of rising inflation, interest rates on borrowings would likely increase, which would tend to further reduce returns to Common Shareholders.

Sector and Industry Risk

Subject to the concentration limits of the Fund’s investment policies and guidelines, the Fund may invest a significant portion of its net assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its net assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability. To the extent that the Fund focuses its net assets in the hospital and healthcare facilities sector, for example, the Fund will be subject to risks associated with such sector, including adverse government regulation and reduction in reimbursement rates, as well as government approval of products and services and intense competition. Securities issued with respect to special taxing districts will be subject to various risks, including real-estate development related risks and taxpayer concentration risk. Further, the fees, special taxes or tax allocations and other revenues established to secure the obligations of securities issued with respect to special taxing districts are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. Charter schools and other private educational facilities are subject to various risks, including the reversal of legislation authorizing or funding charter schools, the failure to renew or secure a charter, the failure of a funding entity to appropriate necessary funds and competition from alternatives such as voucher programs. Issuers of municipal utility securities can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel and natural resource conservation. The transportation sector, including airports, airlines, ports and other transportation facilities, can be significantly affected by changes in the economy, fuel prices, labor relations, insurance costs and government regulation.

The Fund may invest in tobacco settlement bonds. Tobacco settlement bonds are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between 46 states and nearly all of the U.S. tobacco manufacturers. Under the terms of the MSA, the actual amount of future settlement payments by tobacco manufacturers is dependent on many factors, including, but not limited to, annual domestic cigarette shipments, reduced cigarette consumption, increased taxes on cigarettes, inflation, financial capability of tobacco companies, continuing litigation and the possibility of tobacco manufacturer bankruptcy. Payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline.

Special Risks Related to Certain Municipal Obligations

The Fund may invest in municipal leases and certificates of participation in such leases. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Derivatives Risk, Including the Risk of Swaps

The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. Whether the Fund’s use of derivatives is successful will depend on, among other things, if Nuveen Asset Management correctly forecasts market values, interest rates and other applicable factors. If Nuveen Asset Management incorrectly forecasts these and other factors, the investment performance of the Fund will be unfavorably affected. In addition, the derivatives market is largely unregulated. It is possible that developments in the derivatives market could adversely affect the Fund’s ability to successfully use derivative instruments.

The Fund may enter into debt-related derivatives instruments including credit swap default contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by Nuveen Asset Management not only of the referenced asset, rate or index, but also of the swap itself. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. The derivatives market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the derivatives market could adversely affect the Fund’s ability to successfully use derivative instruments. See also, “Risk Factors—Counterparty Risk,” “Risk Factors—Hedging Risk” and the SAI.

Counterparty Risk

Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives, insured municipal securities or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships.

Hedging Risk

The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to Nuveen Asset Management’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that Nuveen Asset Management’s judgment in this respect will be correct. In addition, no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so.

Deflation Risk

Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Illiquid Securities Risk

The Fund may invest in municipal securities and other instruments that, at the time of investment, are illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the 1933 Act, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Cybersecurity Risk

Technology, such as the internet, has become more prevalent in the course of business, and as such, the Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. Cyber incidents may cause a Fund or its service providers to lose proprietary information, suffer data corruption, lose operational capacity or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber incidents also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Fund and its service providers. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

Call Risk

If interest rates fall, it is possible that issuers of callable bonds with higher interest coupons will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to replace such called security with a lower yielding security.

Impact of Offering Methods Risk

The issuance of Common Shares through the various methods described in this Prospectus may have an adverse effect on prices in the secondary market for the Fund’s Common Shares by increasing the number of Common Shares available for sale. In addition, Common Shares may be issued at a discount to the market price for such Common Shares, which may put downward pressure on the market price for Common Shares of the Fund.

Certain Affiliations

Certain broker-dealers may be considered to be affiliated persons of the Fund, NFALLC, Nuveen Asset Management, TGAM and/or Nuveen Investments. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. The Fund has not applied for and does not intend to apply for such relief. This could limit the Fund’s ability to engage in securities transactions, purchase certain adjustable rate senior loans, if applicable, and take advantage of market opportunities. In addition, in the event shares are sold through a syndicated offering, unless and until the underwriting syndicate is broken in connection with the public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

Potential Conflicts of Interest Risk

NFALLC and Nuveen Asset Management each provide a wide array of portfolio management and other asset management services to a mix of clients and may engage in ordinary course activities in which their respective interests or those of their clients may compete or conflict with those of the Fund. For example, NFALLC and Nuveen Asset Management may provide investment management services to other funds and accounts that follow investment objectives similar to those of the Fund. In certain circumstances, and subject to its fiduciary obligations under the Investment Advisers Act of 1940, Nuveen Asset Management may have to allocate a limited investment opportunity among its clients, which include closed-end funds, open-end funds and other commingled funds. NFALLC and Nuveen Asset Management have each adopted policies and procedures designed to address such situations and other potential conflicts of interests. For additional information about potential conflicts of interest, and the way in which NFALLC and Nuveen Asset Management address such conflicts, please see the SAI.

Anti-Takeover Provisions

The Fund’s Declaration and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See “Certain Provisions in the Declaration of Trust and By-Laws.”

MANAGEMENT OF THE FUND

Trustees and Officers

The Board is responsible for the management of the Fund, including supervision of the duties performed by NFALLC. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Investment Adviser, Sub-Adviser and Portfolio Manager

Investment Adviser. Nuveen Fund Advisors, LLC (“NFALLC”), the Fund’s investment adviser, is responsible for overseeing the Fund’s overall investment strategy and implementation. NFALLC offers advisory and investment management services to a broad range of investment company clients. NFALLC has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. NFALLC is located at 333 West Wacker Drive, Chicago, Illinois 60606. NFALLC is an indirect subsidiary of Nuveen, LLC (“Nuveen”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of June 30, 2017, Nuveen managed approximately $929 billion in assets, of which approximately $134 billion was managed by NFALLC.

Sub-Adviser. Nuveen Asset Management, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s sub-adviser pursuant to a sub-advisory agreement between NFALLC and Nuveen Asset Management. Nuveen Asset Management, a registered investment adviser is a wholly owned subsidiary of NFALLC. Nuveen Asset Management oversees day-to-day investment operations of the Fund.

Portfolio Management. Nuveen Asset Management manages the Nuveen funds using a team of analysts and portfolio managers that focuses on a specific group of funds. The day-to-day operation of the Fund and the execution of its specific investment strategies is the primary responsibility of Scott R. Romans, the designated portfolio manager of the Fund.

Scott R. Romans, PhD, Senior Vice President of Nuveen Asset Management, joined Nuveen Investments in 2000 as a senior analyst in the education sector. In 2003, he was assigned management responsibility for several closed- and open-ended municipal bond funds, including the Fund. Currently, he manages investments for several Nuveen-sponsored investment companies.

Additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of securities in the Fund is provided in the SAI. The

SAI is available free of charge by calling (800) 257-8787 or by visiting the Fund’s website at www.nuveen.com. The information contained in, or that can be accessed through, the Fund’s website is not part of this Prospectus of the SAI.

Investment Management and Sub-Advisory Agreements

Investment Management Agreement. Pursuant to an investment management agreement between NFALLC and the Fund (the “Investment Management Agreement”), the Fund has agreed to pay an annual management fee for the services and facilities provided by NFALLC, payable on a monthly basis, based on the sum of a fund-level fee and a complex-level fee, as described below.

Fund-Level Fee.    The annual fund-level fee for the Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee
For the first $125 million	0.1000%
For the next $125 million	0.0875%
For the next $250 million	0.0750%
For the next $500 million	0.0625%
For the next $1 billion	0.0500%
For the next $3 billion	0.0250%
For net assets over $5 billion	0.0125%

Complex-Level Fee.    The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule, by the Fund’s daily net assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*

For the complex-level fee, managed assets include closed-end fund assets managed by NFALLC that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by NFALLC as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with NFALLC’s assumption of the management of the former First American Funds effective January 1, 2011. As of March 31, 2017, the complex-level fee rate for the Fund was 0.1613%.

In addition to the fee of NFALLC, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with NFALLC and Nuveen Asset Management), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses associated with any borrowings, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

A discussion regarding the basis for the Board’s most recent approval of the Investment Management Agreement for the Fund may be found in the Fund’s semi-annual report to shareholders dated September 30 of each year.

Sub-Advisory Agreement. Pursuant to the Sub-Advisory Agreement, Nuveen Asset Management receives from NFALLC a management fee equal to 42.8571% of NFALLC’s net management fee from the Fund. NFALLC and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

A discussion regarding the basis for the Board’s most recent approval of the Sub-Advisory Agreement for the Fund may be found in the Fund’s semi-annual report to shareholders dated September 30 of each year.

NET ASSET VALUE

The Fund’s net asset value per share is determined as of the close of regular session trading (normally 4:00 p.m., Eastern Time) on each day the NYSE is open for business. Net asset value is calculated by taking the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Fund’s Board or its delegate.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service approved by the Fund’s Board. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service, or, in the absence of a pricing service for a particular security, the Board of the Fund, or its designee, may establish fair market value using a wide variety of market data including yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant by the pricing service or the Board’s designee. Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value. See “Net Asset Value” in the SAI for more information.

DISTRIBUTIONS

The Fund pays regular monthly cash distributions to Common Shareholders at a level rate (stated in terms of a fixed cents per Common Share dividend rate) that reflects the past and projected performance of the Fund. Distributions can only be made from net investment income after paying any interest and required principal payments on borrowings. Although it does not now intend to do so, the Board may change the Fund’s dividend policy and the amount or timing of the distributions, based on a number of factors, including the amount of the Fund’s undistributed net investment income and historical and projected investment income.

The Fund might not distribute all or a portion of any net capital gain for a taxable year. If the Fund does not distribute all of its net capital gain for a taxable year, it will pay federal income tax on the retained gain. Provided that the Fund satisfies certain requirements, each Common Shareholder of record as of the end of the Fund’s taxable year (i) will include in income for federal income tax purposes as a long-term capital gain, his or her share of the retained gain, (ii) will be deemed to have paid his or her proportionate share of tax paid by the Fund on such retained gain, and (iii) will be entitled to an income tax credit or refund for that share of the tax. The Fund will treat the retained capital gains as a substitute for equivalent cash distributions. While not currently anticipated, if the Fund makes total distributions for a taxable year in an amount that exceeds the Fund’s earnings and profits, the excess would generally be treated by Common Shareholders as a return of capital for tax purposes. A return of capital reduces a shareholder’s tax basis, which could result in higher taxes when the shareholder sells his or her shares because it may result in a larger gain or a smaller loss on the sale.

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time, subject to a finding by the Fund’s Board that such change is in the best interests of the Fund and its Common Shareholders.

DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), you may elect to have all dividends, including any capital gain dividends, on your Common Shares automatically reinvested by the Plan Agent (defined below) in additional Common Shares under the Plan. You may elect to participate in the Plan by contacting Nuveen Investor Services at (800) 257-8787. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you or your brokerage firm by State Street Bank and Trust Company as dividend paying agent (the “Plan Agent”).

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If Common Shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then current market price;

(2) If Common Shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments; or

(3) If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Upon a repurchase of your shares by the Fund, the Fund (or its administrative agent) may be required to report to the IRS and furnish to you cost basis and holding period information for the Fund shares that you purchased on or after January 1, 2012 (“covered shares”).

For shares of the Fund held in the Plan, you are permitted to elect from among several permitted cost basis methods. In the absence of an election, the Plan will use first-in first-out (“FIFO”) methodology for tracking and reporting your cost basis on covered shares as its default cost basis method. The cost basis method you use may not be changed with respect to a repurchase of shares after the settlement date of the repurchase. You should consult your tax advisors to determine the best permitted cost basis method for your tax situation and to obtain more information about how the cost basis reporting rules apply to you. Shareholders should also carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due, if any, upon receiving dividends and distributions.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing to State Street Bank and Trust Company, Attn: ComputerShare Nuveen Investments, P.O. Box 43071, Providence, Rhode Island 02940-3071 or by calling (800) 257-8787.

PLAN OF DISTRIBUTION

The Fund may sell the Common Shares offered under this Prospectus through

•	at-the-market transactions;

•	underwriting syndicates; and

•	privately negotiated transactions.

The Fund will bear the expenses of the offering, including but not limited to, the expenses of preparation of the Prospectus and SAI for the offering and the expense of counsel and auditors in connection with the offering.

Distribution Through At-The-Market Transactions

The Fund has entered into a distribution agreement with Nuveen Securities (the “Distribution Agreement”), which has been filed as an exhibit to the Registration Statement of which this Prospectus is a part. The summary of the Distribution Agreement contained herein is qualified by reference to the Distribution Agreement. Subject to the terms and conditions of the Distribution Agreement, the Fund may from time to time issue and sell its Common Shares through Nuveen Securities to certain broker-dealers which have entered into selected dealer agreements with Nuveen Securities. Currently, Nuveen Securities has entered into a selected dealer agreement (the “Selected Dealer Agreement”) with UBS Securities LLC (“UBS”) pursuant to which UBS will be acting as the exclusive subplacement agent with respect to at-the-market offerings of Common Shares. The Selected Dealer Agreement has been filed as an exhibit to the Registration Statement of which this Prospectus is a part. The summary of the Selected Dealer Agreement contained herein is qualified by reference to the Selected Dealer Agreement.

Common Shares will only be sold on such days as shall be agreed to by the Fund, Nuveen Securities and UBS. Common Shares will be sold at market prices, which shall be determined with reference to trades on the NYSE MKT, subject to a minimum price to be established each day by Nuveen Securities. The minimum price on any day will not be less than the current net asset value per Common Share plus the per share amount of the commission to be paid to Nuveen Securities. The Fund, Nuveen Securities and UBS will suspend the sale of Common Shares if the per share price of the shares is less than the minimum price.

The Fund will compensate Nuveen Securities with respect to sales of the Common Shares at a fixed commission rate of up to 1.0% of the gross proceeds of the sale of Common Shares. Nuveen Securities will compensate sub-placement agents or other broker-dealers participating in the offering at a rate of up to 0.8% of the gross proceeds of the sale of Common Shares sold by that sub-placement agent or broker-dealer. Settlements of sales of Common Shares will occur on the third business day following the date on which any such sales are made.

In connection with the sale of the Common Shares on behalf of the Fund, Nuveen Securities may be deemed to be an underwriter within the meaning of the 1933 Act, and the compensation of Nuveen Securities may be deemed to be underwriting commissions or discounts. Unless otherwise indicated in a further Prospectus supplement, Nuveen Securities will act as underwriter on a reasonable efforts basis.

The offering of Common Shares pursuant to the Distribution Agreement will terminate upon the earlier of (i) the sale of all Common Shares subject thereto or (ii) termination of the Distribution Agreement. The Fund and Nuveen Securities each have the right to terminate the Distribution Agreement in its discretion at any time.

The Fund currently intends to distribute the shares offered pursuant to this Prospectus primarily through at-the-market transactions, although from time to time it may also distribute shares through an underwriting syndicate or a privately negotiated transaction. To the extent shares are distributed other than through at-the-market transactions, the Fund will file a supplement to this Prospectus describing such transactions.

UBS, its affiliates and their respective employees hold or may hold in the future, directly or indirectly, investment interests in Nuveen Investments and its funds. The interests held by employees of UBS or its affiliates are not attributable to, and no investment discretion is held by, UBS or its affiliates.

The Fund’s closing price on the NYSE on July 31, 2017 was $15.57.

Distribution Through Underwriting Syndicates

The Fund from time to time may issue additional Common Shares through a syndicated secondary offering. In order to limit the impact on the market price of the Fund’s Common Shares, underwriters will market and price the offering on an expedited basis (e.g., overnight or similarly abbreviated offering period). The Fund will launch a syndicated offering on a day, and upon terms, mutually agreed upon between the Fund, Nuveen Securities, one of the Fund’s underwriters, and the underwriting syndicate.

The Fund will offer its shares at a price equal to a specified discount of up to 5% from the closing market price of the Fund’s Common Shares on the day prior to the offering date. The applicable discount will be negotiated by the Fund and Nuveen Securities in consultation with the underwriting syndicate on a transaction-by-transaction basis. The Fund will compensate the underwriting syndicate out of the proceeds of the offering based upon a sales load of up to 4.00% of the gross proceeds of the sale of Common Shares. The minimum net proceeds per share to the Fund will not be less than the greater of (i) the Fund’s latest net asset value per share of Common Shares or (ii) 91% of the closing market price of the Fund’s Common Shares on the day prior to the offering date.

Distribution Through Privately Negotiated Transactions

The Fund, through Nuveen Securities, from time to time may sell directly to, and solicit offers from, institutional and other sophisticated investors, who may be deemed to be underwriters as defined in the 1933 Act for any resale of Common Shares. No sales commission or other compensation will be paid to Nuveen Securities or any other FINRA member in connection with such transactions.

The terms of such privately negotiated transactions will be subject to the discretion of the management of the Fund. In determining whether to sell Common Shares through a privately negotiated transaction, the Fund will consider relevant factors, including, but not limited to, the attractiveness of obtaining additional funds through the sale of Common Shares, the purchase price to apply to any such sale of Common Shares and the person seeking to purchase the Common Shares.

Common Shares issued by the Fund through privately negotiated transactions will be issued at a price equal to the greater of (i) the net asset value per share of the Fund’s Common Shares or (ii) at a discount ranging from 0% to 5% of the average daily closing market price of the Fund’s Common Shares at the close of business on the two business days preceding the date upon which Common Shares are sold pursuant to the privately negotiated transaction. The applicable discount will be determined by the Fund on a transaction-by-transaction basis.

The principal business address of Nuveen Securities is 333 West Wacker Drive, Suite 3300, Chicago, Illinois 60606.

DESCRIPTION OF SHARES

Common Shares

The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and have equal rights to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed under “Certain Provisions in the Declaration of Trust and By-Laws,” non-assessable, and will have no preemptive or conversion rights or rights to cumulative voting. Each Common Share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder, and will vote together as a single class. As previously noted, unless otherwise approved by shareholders, the Fund will not issue senior securities such as preferred shares or debt instruments. However, if the Fund issues preferred shares, the Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all accrued dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to the distributions. See “—Other Shares” below.

The Common Shares have been approved for listing on the NYSE. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund will not issue share certificates.

Unlike open-end funds, closed-end funds like the Fund do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the NYSE through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund have, during some periods, traded at prices higher than net asset value and, during other periods, have traded at prices lower than net asset value. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the Fund’s control, the Fund cannot guarantee you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See “Repurchase of Fund Shares; Conversion to Open-End Fund” below and in the SAI.

Other Shares

As previously noted, as a fundamental investment policy, the Fund will not issue senior securities such as preferred shares or debt instruments without the approval of Common Shareholders. However, the Declaration authorizes the issuance of an unlimited number of preferred shares in one or more classes or series, with rights as determined by the Board, by action of the Board without the approval of the Common Shareholders. For additional information, see the SAI under “Description of Shares—Preferred Shares.”

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

Shareholder and Trustee Liability.    Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the Fund’s obligations. However, the Declaration contains an express disclaimer of shareholder liability for the Fund’s debts or obligations and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the Fund’s assets and property for all loss and expense of any shareholder held personally liable for the Fund’s obligations. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

The Declaration provides that the Fund’s obligations are not binding upon the Fund’s trustees individually, but only upon the Fund’s assets and property, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Anti-Takeover Provisions.    The Declaration and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The By-Laws require the Board be divided into three classes with staggered terms. See the SAI under “Management of the Fund.” This provision of the By-Laws could delay for up to two years the replacement of a majority of the Board. If preferred shares are issued, holders of preferred shares, voting as a separate class, will be entitled to elect two of the Fund’s trustees. In addition, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and, if issued, preferred shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund or (5) a removal of trustees by shareholders (except at the end of a trustee’s term), and then only for cause,1 unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-Laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s Common Shares and, if issued, preferred shares outstanding at the time, voting together as a single class, would be required; provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders would not be required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization that adversely affects the holders of any outstanding preferred shares, the action in question also would require the affirmative vote of the holders of at least two-thirds of the preferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-Laws, the affirmative vote of the holders of at least a majority of the preferred shares outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and, if issued, preferred shares, voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization that adversely affects the holders of any outstanding preferred shares are higher than those required by the 1940 Act. The Board is divided into three classes, such a staggered board could delay for up to two years the replacement of a majority of the Board. The Board believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders.

The provisions of the Declaration and By-Laws described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies. The Fund’s Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

Reference should be made to the Declaration and By-Laws on file with the SEC for the full text of these provisions.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, Common Shares will trade in the open market at a price that will be a function

[1]	Vacancies caused by the death, resignation, retirement, removal or disqualification of a trustee may be filled in any manner that is consistent with the Declaration and applicable law.

of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end investment companies may frequently trade at prices lower than net asset value, the Fund’s Board has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

If the Fund converted to an open-end investment company, the Common Shares would no longer be listed on the NYSE. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. As a result, conversion to open-end status may require changes in the management of the Fund’s portfolio in order to meet the liquidity requirements applicable to open-end funds. Because portfolio securities may have to be liquidated to meet redemptions, conversion could affect the Fund’s ability to meet its investment objective or to use certain investment policies and techniques described above. If converted to an open-end fund, the Fund expects to pay all redemptions in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new shares of Common Stock would be sold at net asset value plus a sales load. See the SAI under “Certain Provisions in the Declaration of Trust and By-Laws” for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end investment company.

Before deciding whether to take any action if the Common Shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the SAI under “Repurchase of Fund Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate such discount to net asset value.

TAX MATTERS

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. Investors should rely on their own tax adviser for advice about the particular federal, state and local tax consequences to them of investing in the Fund.

The Fund has elected and intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code. In order to qualify for treatment as a RIC, the Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Fund is not expected to be subject to federal income tax. The Fund primarily invests in municipal securities (as defined above) issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico or Guam) or municipal securities whose income is otherwise exempt from regular federal and California income taxes. Substantially all of the Fund’s dividends paid to you are expected to qualify as “exempt-interest dividends.” A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular federal income tax. Corporations are subject to special rules in calculating their federal alternative minimum taxable income with respect to interest from municipal securities.

The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local taxing authority. Some states exempt from state income tax that portion of any exempt-interest dividend that is derived from interest received by a regulated investment company on its holdings of securities of that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by the fund during the preceding year on tax-exempt obligations indicating, on a state-by-state basis, the source of such income. Shareholders of the Fund are advised to consult with their own tax advisers about state and local tax matters.

In addition to exempt-interest dividends, the Fund may also distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income (which may include short-term capital gains). These distributions are generally subject to regular federal income tax, whether or not reinvested in additional shares. Capital gain distributions are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held its shares. Long-term capital gains are taxable to non-corporate shareholders at rates of up to 20%. The Fund does not expect that any part of its distributions to shareholders from its investments will qualify for the dividends-received deduction available to corporate shareholders or as “qualified dividend income”, which is taxable to noncorporate shareholders at reduced maximum U.S. federal income tax rates.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains are generally taken into account in computing a shareholder’s net investment income, but exempt-interest dividends are not taken into account.

As a RIC, the Fund will not be subject to federal income tax in any taxable year provided that it meets certain requirements. As described in “Distributions” above, the Fund might not distribute some (or all) of its net capital gain. If the Fund does not distribute all of its net capital gain and net investment income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be deemed to have paid their proportionate shares of the tax paid by the Fund on such undistributed amount and will be entitled to credit that amount of tax against their federal income tax liabilities, if any; and (iii) will be entitled to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder.

Dividends declared by the Fund in October, November or December, payable to shareholders of record in such a month, and paid during the following January will be treated as having been received by shareholders in the year the distributions were declared.

Each shareholder will receive an annual statement summarizing the U.S. federal income tax status of all distributions.

The repurchase, sale or exchange of Common Shares normally will result in capital gain or loss to holders of Common Shares who hold their shares as capital assets. Generally a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such Common Shares may be at least partly attributable to tax-exempt interest income. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently taxed at rates of up to 20%. Short-term capital gains and other ordinary income are taxed to non-corporate taxpayers at ordinary income rates. If a shareholder sells or otherwise disposes of Common Shares before holding them for six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the common shareholder of long-term capital gain (including any amount credited to the common shareholder as undistributed capital gain). Any loss realized by a shareholder on the disposition of shares held 6 months or less is disallowed to the extent of the amount of exempt-interest dividends received by the shareholder with respect to Common Shares. Any loss realized on a sale or exchange of shares of the Fund will be disallowed to the extent those shares of the Fund are replaced by substantially identical shares of the Fund (including shares acquired by reason of participation in the Plan) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares, or to the extent the shareholder enters into a contract or option to repurchase shares within such period. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.

Any interest on indebtedness incurred or continued to purchase or carry the Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under certain applicable rules, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of the shares. In addition, if you receive social security or certain railroad retirement benefits, you may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the Fund.

The Fund may be required to withhold (as “backup withholding”) U.S. federal income tax for distributions (including exempt-interest dividends) and repurchase proceeds payable to a shareholder if the shareholder fails to provide the Fund with his or her correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS that he or she is subject to backup withholding. The backup withholding rate is 28%. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

The Fund may invest a portion of its assets in securities that generate income that is not exempt from regular federal or California income taxes.

California Tax Matters

The Fund’s regular monthly dividends will not be subject to California personal income tax to the extent they are paid out of income earned on obligations that, when held by individuals, pay interest that is exempt from taxation by California under California law (e.g., obligations of California and its political subdivisions) or federal law, so long as at the close of each quarter of the Fund’s taxable year at least 50% of the value of the Fund’s total assets consists of such obligations and the Fund designates such tax-exempt distributions pursuant to certain written notice requirements to its shareholders. The portion of the Fund’s monthly dividends that is attributable to income other than as described in the preceding sentence will be subject to the California income tax. The Fund expects to earn no or only a minimal amount of such non-exempt income. If you are an individual California resident, you will be subject to California personal income tax to the extent the Fund distributes any realized capital gains, or if you sell or exchange shares and realize a capital gain on the transaction.

Other State and Local Tax Matters

While exempt-interest dividends are exempt from regular federal and California income taxes, they may not be exempt from other state or local income or other taxes. Some states exempt from state income tax that portion of any exempt-interest dividend that is derived from interest a regulated investment company receives on its holdings of securities of that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income the Fund earned during the preceding year on tax-exempt obligations and the Fund will indicate, on a state-by-state basis, the source of this income.

Shareholders are advised to consult with their own tax advisors for more detailed information concerning California tax matters or the tax laws of their state and locality of residence. Please refer to the SAI for more detailed information.

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111 (the “Custodian”). The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend paying agent is Computershare Inc. and Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP (“KPMG”), an independent registered public accounting firm, provides auditing services to the Fund. The principal business address of KPMG is 200 East Randolph, Chicago, Illinois, 60601.

LEGAL OPINIONS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Morgan, Lewis & Bockius LLP, Washington, D.C.

AVAILABLE INFORMATION

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the 1940 Act and is required to file reports, proxy statements and other information with the SEC. These documents can be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, NE, Washington, DC 20549, and Northeast Regional Office, Woolworth Building, 233 Broadway, New York, New York 10013-2409. Reports, proxy statements, and other information about the Fund can be inspected at the offices of the NYSE.

This Prospectus does not contain all of the information in the Fund’s Registration Statement, including amendments, exhibits, and schedules. Statements in this Prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by this reference.

Additional information about the Fund and the Common Shares can be found in the Fund’s Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains the Fund’s Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the SEC, including proxy statements and reports file under the Exchange Act.

APPENDIX A: FACTORS AFFECTING MUNICIPAL SECURITIES IN CALIFORNIA

The following information constitutes only a brief summary of some of the general factors that may impact certain issuers of municipal bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal bonds held by the Fund are subject. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal securities, the market value or marketability of the municipal securities or the ability of the respective issuers of the municipal bonds acquired by the Fund to pay interest on or principal of the municipal securities. This information has not been independently verified.

The Fund invests a high proportion of its assets in municipal securities of the State of California (the “State” or “California”). The payment of interest on and preservation of principal in these securities are dependent upon the continuing ability of California issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. In addition to general economic pressures, certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could adversely affect a California issuer’s ability to raise revenues to meet its financial obligations.

Special Risk Considerations Relating to California Municipal Securities

As described in the Prospectus, under normal circumstances, the Fund will invest at least 80 percent of its net assets in municipal securities and other related investments, the income from which is exempt from regular federal and California income tax. The Fund seeks to achieve its investment objectives by investing in tax-exempt California municipal securities that Nuveen Asset Management believes are underrated and undervalued or that represent municipal market sectors that are undervalued. The specific California municipal securities in which the Fund will invest will change from time to time. The Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities.

The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of California municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of California municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of California municipal securities, as well as from other publicly available documents. Such an official statement, together with any updates or supplements thereto, generally may be obtained upon request to the State’s Treasurer’s office. Such information has not been independently verified by the Fund and the Fund assumes no responsibility for the completeness or accuracy of such information. The summary below does not include all of the information pertaining to the budget, receipts and disbursements of the State that would ordinarily be included in various public documents issued thereby, such as an official statement prepared in connection with the issuance of general obligation bonds of the State. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial condition of such issuers. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of California municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by California, and there is no assurance on the part of the State to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within the State, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of California municipal securities.

General Economic Conditions

The State’s economy, the largest among the 50 states and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the State’s economy closely resembles the make-up of the national economy. The California economy continues to benefit from broad-based growth.

The U.S. economy is nearing its eighth year of expansion from the recession that officially ended in 2009, although growth slowed in 2016. Economic expansions do not last forever; in the post-war period, the average expansion length has been almost 5 years and the longest expansion was 10 years. It would be an historical anomaly for the U.S. not to see another recession before 2020.

California’s real GDP increased by 2.9 percent in 2016, and totaled $2.6 trillion at current prices, making California the sixth largest economy in the world. Despite the increase in the minimum wage from $9 to $10 per hour on January 1, 2016, lower-wage sectors, such as leisure and hospitality and educational and health services, continued to grow in 2016. This led to slower overall wage and personal income growth than expected in 2016. California’s unemployment rate expected to remain low despite the increase in the minimum wage from $10 to $10.50 per hour for larger employers on January 1, 2017. However, California’s unemployment rate remains higher than the nation’s unemployment rate. California’s preliminary unemployment rate was 4.7 percent in May 2017, compared to 4.3 percent nationally. Industry employment in California is forecasted to expand 1.8 percent in 2017 and 0.8 percent in 2018, while personal income is projected to grow by 4.4 percent in 2017 and 4.4 percent in 2018.

Inflation began to pick up in 2016 due largely to increasing housing costs, rising medical care outlays, and recovering energy prices. California’s higher housing costs, particularly in the Bay Area, have resulted in higher inflation in the State relative to the nation. Low levels of housing permits relative to demand are expected to continue in 2017 and 2018. The State’s median sales price of an existing single-family home was $513,520 in October 2016, which is about $80,000 below the pre-recession peak of $594,530 reached in May 2007 and more than double the national median price of $232,200. With job growth continuing to be concentrated in the Los Angeles area and the Bay Area, the increased demand for housing, combined with the low supply of housing will continue to keep home prices and rental costs high. Rising wages can compensate somewhat for a high cost of living, but there are limits to how much companies can afford to pay workers. If workers are not willing to work for the wages offered and companies do not relocate to lower-cost areas in the State, job growth in California may stall.

Despite significant budgetary improvements during the last several years, there remain a number of risks that threaten the State’s fiscal condition, including the threat of recession, potential changes to federal fiscal policies and the significant unfunded liabilities of the two main State retirement systems, the California Public Employees’ Retirement System (“CalPERS”) and the California State Teachers’ Retirement System (“CalSTRS”). In recent years, the State has committed to significant increases in annual payments to these systems to reduce the unfunded liabilities. The State also has a significant unfunded liability with respect to other post employment benefits. Strategies to start prefunding these costs have been put in place since 2015. The recent collective bargaining efforts resulted in essentially all State employees contributing towards these prefunding costs. There can be no assurances that the State will not face fiscal stress and cash pressures again or that other changes in the State or national economies or in federal policies will not materially adversely affect the financial condition of the State.

California—Government

California’s Constitution provides for three separate branches of government: the legislative, the judicial and the executive. The Constitution guarantees the electorate the right to make basic decisions, including amending the Constitution and local government charters. In addition, California’s voters may directly influence the State’s government through the initiative, referendum and recall processes.

Local Governments

The primary units of local government in California are the 58 counties, which range in population from approximately 1,200 in Alpine County to approximately 10.2 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 482 incorporated cities in California and thousands of special districts formed for education, utilities, and other services. Spending and revenues collected by the State or by local governments has shifted over the past decades.

The fiscal condition of local governments has been constrained since Proposition 13, which added Article XIII A to the State Constitution, was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services.

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature reduced the post- Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

The 2004 Budget Act, related legislation and the enactment of Proposition 1A in 2004 dramatically changed the State-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the “state-local agreement”) in connection with the 2004 Budget Act.

As part of the state-local agreement, voters at the November 2004 election approved Proposition 1A. This proposition amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and vehicle license fees (“VLF”) revenues as of November 3, 2004. This proposition permitted the State to borrow from local government funds. Proposition 22, adopted on November 2, 2010, supersedes Proposition 1A and completely prohibits any future borrowing by the State from local government funds, and generally prohibits the Legislature from making changes in local government funding sources. Allocation of local transportation funds cannot be changed without an extensive process.

The 2011 Budget Act included a major realignment of public safety programs from the State to local governments. The realignment was designed to move program and fiscal responsibility to the level of government that can best provide the service, eliminate duplication of effort, generate savings and increase flexibility. Proposition 30, approved by voters in November 2012, placed into the State Constitution the current statutory provisions transferring 1.0625 percent of the State sales tax to local governments to fund the “realignment” program for many services including housing criminal offenders.

California Finances

The State’s moneys are segregated into the General Fund and over 1,000 other funds, including special, bond, federal and other funds. The General Fund consists of revenues received by the State’s Treasury and is not required by law to be credited to any fund and earnings from the investment of California moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State.

The following is a summary of California’s major revenue sources:

•  Personal Income Tax.    The California personal income tax is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1 to 12.3 percent. In addition, a 1 percent surcharge is imposed on taxable income above $1 million and proceeds from such tax are dedicated to the Mental Health Services Fund. The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into a higher tax bracket without a real increase in income. Personal, dependent, and other credits are allowed against the gross tax liability. Taxpayers may be subject to an alternative minimum tax (“AMT”), which is much like the federal AMT.

Taxes on capital gains realizations, which are largely linked to stock market and real estate performance, can add a significant dimension of volatility to personal income tax receipts. Forecasting capital gains is extremely difficult, as the forecasts can change rapidly during a year due to abrupt changes in asset markets and the overall economy. Capital gains tax receipts are estimated at 10.1 percent of General Fund revenues and transfers in fiscal year 2015-16, and were estimated in the Governor’s proposed 2017-18 budget to be approximately 9.5 percent in fiscal year 2016-17 and 8.8 percent in fiscal year 2017-18.

•  Sales Tax.    The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft. Effective January 1, 2017, the base State and local sales tax was 7.25 percent. Most cities and counties have increased the sales tax percentage in their jurisdiction above the base amount.

•  Corporation Tax.    The State’s corporate tax revenue is derived from franchise tax, corporate income tax, additional taxes on banks and other financial corporations, an AMT similar to the federal AMT, a tax on the profits of Sub-Chapter S corporations, and fees and taxes paid by limited liability companies.

•  Insurance Tax.    The majority of insurance written in the State, subject to certain exceptions, is subject to a 2.35 percent gross premium tax.

•  Other Taxes.    Other sources of General Fund revenue include alcoholic beverage taxes, horse racing license fees and trailer coach license fees.

• Special Fund Revenues.    The State Constitution and statutes specify the uses of certain revenues, and such receipts are accounted for in various special funds. While these funds are not directly available to repay State general obligation bonds, the General Fund may, when needed to meet cash flow needs, temporarily borrow from certain special funds. In general, special fund revenues comprise three categories of income: receipts from tax levies allocated to specified functions; charges for certain services provided by the State government; and rental royalties.

• Taxes on Tobacco Products.    Cigarette and tobacco taxes primarily affect special funds, though some goes to the General Fund.

• Taxes on Marijuana Products.    Voters approved Proposition 64 in November 2016, which legalized the recreational use of marijuana within California for persons age 21 and over, effective November 9, 2016. The measure also levies new excise taxes on the cultivation and retail sale of both recreational and medical marijuana as of January 1, 2018.

California Budget Process

California’s fiscal year begins on July 1st and ends on June 30th of the following year. Under the California Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure is the annual Budget Act as approved by the Legislature and signed by the Governor. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the

“Governor’s Budget”). California law requires the annual proposed Governor’s Budget to provide for projected revenues equal to or in excess of projected expenditures for the ensuing fiscal year. Following the submission of the Governor’s Budget, the Legislature takes up the proposal. During late spring, usually in May, the Department of Finance submits revised revenue and expenditure estimates (known as the May Revision) for both the current and budget years to the Legislature. The Budget Act, which follows the May Revision, must be approved by a majority vote of each House of the Legislature.

Appropriations also may be included in legislation other than the Budget Act. With limited exceptions, bills containing General Fund appropriations must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the California Constitution.

The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

The Balanced Budget Amendment (Proposition 58, approved by the voters in 2004) requires the State to enact a balanced budget, establishes a special reserve in the General Fund, restricts future borrowings to cover budget deficits, and provides for mid-year budget adjustments if the budget falls out of balance. The Legislature may not pass a budget bill in which General Fund expenditures exceed estimated General Fund revenues and fund balances at the time of passage and as set forth in the budget bill. As a result of the requirements of Proposition 58, the State must, in some cases, take more immediate actions to correct budgetary shortfalls. For example, if, after passage of the Budget Act, the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor is authorized to declare a fiscal emergency and propose legislation to address the emergency. The Legislature is called in to special session to address this proposal. If the Legislature fails to send legislation to the Governor to address the fiscal emergency within 45 days, it is prohibited from acting on any other bills or adjourning until fiscal legislation is passed. Such fiscal emergencies were declared in 2008, 2009, 2010, and 2011, and the Legislature was called into various special sessions to address budget shortfalls. Proposition 58 also prohibits certain future borrowings to cover budget deficits. These restrictions apply to general obligation bonds, revenue bonds and certain other forms of long-term borrowings, but do not apply to certain other types of borrowing, such as (i) short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or (ii) inter-fund borrowings.

In addition to Proposition 58, a number of other laws and constitutional amendments have been enacted over the years, often through voter initiatives, which have made it more difficult to raise the State’s taxes, have restricted the use of the General Fund or special fund revenues, or have otherwise limited the Legislature and Governor’s discretion in enacting budgets. Examples of constraints on the budget process include Proposition 13 (requiring a two-thirds vote in each House of the Legislature to change California taxes enacted for the purpose of increasing revenues collected), Proposition 98 (requiring a minimum percentage of General Fund revenues be spent on local education), Proposition 49 (requiring expanded State funding for before and after school programs), Proposition 10 (raising taxes on tobacco products but mandating the expenditure of such revenues), Proposition 63 (imposing a 1 percent tax surcharge on taxpayers with annual taxable income of more than $1 million in order to fund mental health services and limiting the Legislature or Governor from redirecting funds now used for mental health services), Proposition 22 (restricting the ability of the State to use or borrow money from local governments and moneys dedicated to transportation financing, and prohibiting the use of excise taxes on motor vehicle fuels to offset General Fund costs of debt service on certain transportation bonds), Proposition 30 (transferring 1.0625 percent of State sales tax to local governments to fund realignment), and Proposition 39 (requiring corporations to base their State tax liability on sales in California). Proposition 25 was intended to end delays in the adoption of the annual budget by changing the legislative vote necessary to pass the budget bill from two-thirds to majority vote and requiring the legislators to forgo their pay if the Legislature fails to pass the budget bill on time. Proposition 2, passed in November 2014, changes the way the State pays down debt and saves money in reserves.

California Budget

Budget deficits in California have recurred from year-to-year for over a decade prior to the 2013-14 fiscal year. Weakness in the State economy caused State tax revenues to decline precipitously, resulting in large budget gaps and cash shortfalls. In addition to the economic downturn in 2008, California’s chronic budget crises are also a result of State spending commitments funded by temporary spikes in revenues. Once revenues return to their normal trend or drop precipitously, these commitments cannot be sustained, and dramatic cuts to programs and/ or tax increases sometimes have been required. Budgets also have repeatedly been balanced using, at least in part, unrealized assumptions and one-time or temporary measures.

California’s budget challenges were exacerbated by a “wall of debt,” which was an unprecedented level of debt, deferrals and budgetary obligations that accumulated for over a decade. At the end of the 2010-11 fiscal year, “wall of debt” obligations had reached $34.7 billion. In addition, the State faces hundreds of billions of dollars in other long-term cost pressures, debts and liabilities. As a result, the State has been paying for past expenses and will do so for the foreseeable future.

As the State’s economy has recovered since the last recession, the past four budgets have significantly expanded government spending. The State has paid down some of its debt and has addressed some long-standing problems—such as implementing plans to restore fiscal health to State pension plans and making improvements to the State’s water system. State revenues, which had surged during several years of the economic recovery after the last recession, are now beginning to lag expectations. Consequently, the budget, which has remained precariously balanced, faces deficit risks.

The passage of Proposition 2 in November 2014 gives the State a means to seek to avoid repeating the prior boom-and-bust cycles. Under Proposition 2, spikes in capital gains are used, in part, to save money for the next recession through the establishment of a rainy day fund (otherwise known as the “Budget Stabilization Account” or the “BSA”), and to pay down the State’s debts and liabilities. The Proposition also sets requirements as to how money in the rainy day fund is used and requires that the State provide multi-year budget forecasts to help better manage the State’s longer term finances. Nonetheless, maintaining a balanced budget for the long-term will continue to be an ongoing challenge.

The discussion below of the fiscal year 2017-18 budget and the fiscal year 2016-17 budget is based on estimates and projections of revenues and expenditures by the Governor’s administration, and must not be construed as statements of fact. These estimates and projections are based upon various assumptions, which may be affected by numerous factors, including future economic conditions in California and the United States, and there can be no assurance that the estimates will be achieved.

Fiscal Year 2017-18 State Budget

Governor Brown signed the fiscal year 2017-18 budget on June 27, 2017 (the “2017 Budget”). The 2017 Budget anticipates that the State will need to counter the potential fiscal impacts of federal policy changes and the end of the current economic expansion. Accordingly, the 2017 Budget continues to increase the State’s rainy day fund and pay down accumulated debts and liabilities. The 2017 Budget projects that $2.6 billion will be added to the State’s reserves in fiscal year 2017-18 and the fiscal year will end with nearly $9.9 billion in reserves, which consists of $8.5 billion in the rainy day fund and $1.4 billion in the Special Fund for Economic Uncertainties (“SFEU”).

The 2017 Budget estimates total General Fund revenues and transfers to be $125.9 for fiscal year 2017-18, an increase in revenues and transfers by $7.3 billion or 6.0 percent compared to the prior fiscal year. This increase is primarily attributed to an estimated net 5 percent increase in the State’s “big three” General Fund taxes: the personal income, sales and use, and corporation taxes. The personal income tax estimate for fiscal year 2017-18 reflects a $140 million revenue loss associated with the expansion of the State’s Earned Income Tax Credit to self-employment income and taxpayers with incomes up to $22,300.

The 2017 Budget estimates total General Fund expenditures of approximately $125.1 billion, which is a $3.7 billion or 3.0 percent increase compared to expenditures in the prior fiscal year. The 2017 Budget continues to include substantial funding for education, including total funding of $92.5 billion for K-12 education programs ($54.1 billion from the General Fund) and $32.5 billion total funding for higher education ($17.7 billion from the General Fund). Significant expenditures also include $161 billion for the Health and Human Services Agency ($35 billion from the General Fund), $11.4 billion for the Department of Corrections and Rehabilitation ($11.1 billion from the General Fund), and $9.2 billion for the Natural Resources Agency ($2.9 billion from the General Fund). The 2017 Budget allocates $2.8 billion of funding to begin implementation of the Road Repair Accountability Act of 2017.

The State continues to have hundreds of billions of dollars in liabilities for deferred maintenance on its aging infrastructure and for retiree health care benefits for State employees and various pension benefits. These retirement liabilities have continued to grow due to poor investment returns and changes in investment returns. Without additional action, paying off retirement liabilities will require an increasing portion of the State budget. The 2017 Budget reflects a $6 billion supplemental payment to CalPERS through a loan from the Surplus Money Investment Fund. The General Fund share of the repayment will come from Proposition 2 revenues dedicated to reducing debts and long-terms liabilities.

Despite the recent budgetary improvements, there remain a number of risks that threaten the State’s fiscal condition, including the need to repay billions of dollars of obligations that were deferred to balance budgets during the economic downturn. The State continues to need to address unfunded retiree benefits. In addition, California’s revenues (particularly the personal income tax) can be volatile and correlate to overall economic conditions. Sudden tax revenue declines may return with little warning.

Fiscal Year 2016-17 State Budget

Governor Brown signed the fiscal year 2016-17 budget on June 27, 2016 (the “2016 Budget”). The 2016 Budget assumed a continued moderate expansion of the economy, while preparing the State for the next recession by increasing the rainy day fund and limiting new ongoing spending obligations. The 2016 Budget aimed to fund the constitutionally required deposit of $1.3 billion into the rainy day fund and supplement this with an additional $2 billion deposit, bringing the fund’s balance to $6.7 billion, or 54 percent of its goal, by the end of the fiscal year. The 2017 Budget estimates that the State will end the 2016-17 fiscal year with nearly $7.4 billion in reserves, which is $1.1 billion less than what was estimated when the 2016 Budget was adopted.

When the 2016 Budget was enacted, General Fund revenues and transfers for fiscal year 2016-17 were projected to be 2.8 percent more than General Fund revenues and transfers for fiscal year 2015-16. The 2017 Budget projects that revenues and transfers for fiscal year 2016-17 will decrease to $118.5 billion, which is a decrease of $1.8 billion or nearly 1.5 percent from estimates when the 2016 Budget was adopted. When the 2016 Budget was enacted, General Fund expenditures for fiscal year 2016-17 were projected to be approximately 6.0 percent more than General Fund expenditures for fiscal year 2015-16. The 2017 Budget projects that expenditures for fiscal year 2016-17 will be $121.4 billion, a decrease of $1.1 billion or nearly 0.9 percent from estimates when the 2016 Budget was adopted.

The 2016 Budget included substantial funding for education, including total funding of $88.3 billion for K-12 education programs ($51.6 billion from the General Fund) and $30 billion for higher education ($17 billion from the General Fund and local property taxes). Significant expenditures also included $141 billion for health and human services programs ($33 billion from the General Fund), $10.6 billion for the Department of Corrections and Rehabilitation ($10.3 billion from the General Fund), and a combined $12.9 billion in environmental protection and natural resources funding ($2.9 billion from the General Fund). Infrastructure improvements were to receive over $2 billion in funds from the 2016 Budget. This included $688 million for deferred maintenance projects and $270 million in lease-revenue bond authority for local jail facilities.

In response to legislation that was passed that will eventually raise the State’s minimum wage to $15 per hour, the State began the process by providing for a funding increase to $10.50 an hour beginning on January 1, 2017. It is anticipated that the increase in the minimum wage from $10 per hour to $15 per hour together with extended sick leave will have a total budget impact of $4 billion.

Municipal Bankruptcies

Municipalities in California may declare bankruptcy, which increases the risk of default on municipal bonds. According to the LAO, except for K-12 education, the State does not have a significant role in monitoring the fiscal health of localities. Instead, the responsibility for reviewing local government fiscal conditions rests with local communities.

California provides its local governments with broad authority to file for Chapter 9 bankruptcy, but generally requires cities, counties and special districts to engage in a “neutral evaluation” process prior to filing for Chapter 9 relief. When a local government files for Chapter 9, the locality receives an “automatic stay” that stops the collection activity by creditors and protects the locality from litigation. A court must determine if the locality is eligible for Chapter 9 protection, and, if so, the locality must develop a plan of adjustment. Creditors and the court must approve the plan adjustment. Once the court approves the plan of adjustment, it creates a new contractual agreement between the locality and its creditors. The Chapter 9 process can take several years to be resolved.

In 2012, one California locality completed its Chapter 9 process and three other California localities filed for Chapter 9 bankruptcy. Of the three localities that filed for Chapter 9 bankruptcy in 2012, one did not exit bankruptcy until 2015 and another’s plan to exit bankruptcy was not confirmed until 2017. California municipalities continue to be at risk for Chapter 9 bankruptcy as retirement liabilities increase at the local level. The use of Chapter 9 bankruptcy filings by local governments could have an impact on creditors and parties with whom they contract, including bondholders. In addition, bankruptcies at the local level could impact the State’s overall fiscal outlook.

Ratings

The State’s fiscal situation increases the risk of investing in California municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of California municipal securities, and the Fund’s net asset value, will experience greater volatility.

Fitch, S&P and Moody’s assign ratings to California’s long-term general obligation bonds, which represent their opinions as to the quality of the municipal bonds they rate. The ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yields.

In 2009 and 2010, California’s general obligation bond ratings were significantly downgraded by Moody’s (to Baal), S&P (to A-), and Fitch (to BBB). The State’s credit ratings had not been that low since 2003 and 2004. Since 2010, the credit ratings have been increasing, though the State has one of the lowest bond ratings of any state. In June 2014, Moody’s raised the State’s general obligation rating to “Aa3”; in July 2015, S&P raised the State’s general obligation credit rating to “AA-”, the State’s highest rating from S&P since 2000; and Fitch raised the rating to “AA-” in August 2016. However, these upward revisions reflected a recalibration of certain public finance ratings and did not reflect a change in credit quality of the issuer or issuers.

There can be no assurance that such ratings will be maintained in the future. The State’s credit rating, and any future revisions or withdrawal of a credit rating, could have a negative effect on the market price of the State’s general obligation bonds, as well as notes and bonds issued by California’s public authorities and local governments. Lower credit ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Further, downgrades can negatively impact the marketability and price of securities in the Fund’s portfolio.

California Indebtedness and Other Obligations

California’s Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State uses General Fund revenues to pay debt-service costs for principal and interest payments on two types of bonds used primarily to fund infrastructure—voter-approved general obligations bonds and lease-revenue bonds approved by the Legislature. The debt service ratio (“DSR”) is the ratio of annual General Fund debt-service costs to annual General Fund revenues and transfers, and is often used as an indicator of the State’s debt burden. The higher the DSR and the more rapidly it rises, the more closely bond raters, financial analysts and investors tend to look at the State’s debt practices. Also, higher debt-service expenses limit the use of revenue for other programs. The DSR can fluctuate as assumptions for future debt issuance and revenue projections are updated from time to time.

Based on estimates in the Governor’s proposed 2017-18 budget and bond issuance estimates from the State Treasurer’s office, the DSR is estimated to equal approximately 6.6 percent in fiscal year 2016-17 and 6.5 percent in fiscal year 2017-18. These amounts do not reflect adjustments for receipts from the U.S. Treasury for the State’s current outstanding general obligation and lease-revenue Build America Bonds (“BABs”) or the availability of any special funds that may be used to pay a portion of the debt service to help reduce General Fund costs. Including the estimated offsets reduces the DSR to 5.2 percent in fiscal year 2016-17 and 5.0 percent in fiscal year 2017-18. The actual DSR will depend on a variety of factors, including actual debt issuance (which may include additional issuance approved in the future by the Legislature and, for general obligation bonds, the voters), actual interest rates, debt service structure, and actual General Fund revenues and transfers.

As of January 1, 2017, the State had approximately $83.1 billion of outstanding general obligation bonds and lease revenue bonds payable principally from the General Fund or from lease payments paid from the operating budget of the respective lessees, which operating budgets are primarily, but not exclusively, derived from the General Fund. As of February 1, 2017, there were approximately $35.6 billion of authorized and unissued long-term voter-approved general obligation bonds, which when issued will be payable principally from the General Fund and approximately $3.4 billion for authorized but unissued lease-revenue bonds.

Current State debt obligations include:

•  General Obligation Bonds.    California’s Constitution prohibits the creation of general obligation indebtedness of California unless a bond measure is approved by a majority of the electorate voting at a general election or direct primary. Each general obligation bond act provides a continuing appropriation from the General Fund of amounts for the payment of debt service on the related general obligation bonds, subject under State law only to the prior application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Under California’s Constitution, the appropriation to pay debt service on the general obligation bonds cannot be repealed until the principal and interest on the bonds have been paid. Certain general obligation bond programs, called “self-liquidating bonds,” receive revenues from specified sources so that moneys from the General Fund are not expected to pay debt service, but the General Fund will pay the debt service if the specified revenue source is not sufficient. The principal self-liquidating general obligation bond program is the veteran general obligation bonds, supported by mortgage repayments from housing loans made to military veterans. General obligation bonds are typically authorized for infrastructure and other capital improvements at the State and local level. Pursuant to the State Constitution, general obligation bonds cannot be used to finance State budget deficits.

As of February 1, 2017, the State had authorized and outstanding approximately $74.3 billion aggregate principal amount of long-term general obligation bonds, of which approximately $73.5 billion were payable primarily from the State’s General Fund, and approximately $751.5 million were “self-liquidating” bonds payable first from other special revenue funds. As of February 1, 2017, there were unused voter authorizations for the future issuance of approximately $36.0 billion long-term general obligation bonds, some of which may first be issued as commercial paper notes. Of this unissued amount, approximately $35.6 billion were payable primarily from the General Fund, and approximately $367.9 million were “self-liquidating” bonds payable first from other special revenue funds.

In November 2016, voters approved an initiative measure to authorize $9 billion of general obligation bonds for K-14 school construction, which is included in the figure above for unissued general obligation bonds.

•  Variable Rate General Obligations Bonds.    The general obligation bond law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. As of February 1, 2017, the State had outstanding a $3.7 billion principal amount of variable rate general obligation bonds, representing about 4.9 percent of the State’s total outstanding general obligation bonds. If the $1.2 billion of variable rate general obligation bonds having mandatory tender dates cannot be remarketed on their respective scheduled mandatory tender dates, there is no default but the interest rate on the series of such bonds not remarketed on such date would be increased in installments thereafter until such bonds can be remarketed or refunded or are paid at maturity. The State is obligated to redeem, on the applicable purchase date, any weekly and daily variable rate demand obligations (“VRDOs”) tendered for purchase if there is a failure to pay the related purchase price of such VRDOs on such purchase date from proceeds of the remarketing thereof, or from liquidity support related to such VRDOs. The State has not entered into any interest rate hedging contracts in relation to any of its variable rate general obligation bonds.

•  General Obligation Commercial Paper Program.    Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond acts, as commercial paper notes. Commercial paper notes may be renewed or refunded by the issuance of long-term bonds. The State uses commercial paper notes to provide flexibility for bond programs, such as to provide interim funding of voter-approved projects and to facilitate refunding of variable rate bonds into fixed rate bonds. Commercial paper notes are not included in the calculation of permitted variable rate indebtedness described above under “Variable Rate General Obligation Bonds” and are not included in the figures provided above under “General Obligation Bonds.” As of February 1, 2017, a total of $2.2 billion in principal amount of commercial paper notes is authorized under agreements with various banks, including an agreement for the direct purchase of up to $500 million of commercial paper notes by a bank.

•  Bank Arrangements.    In connection with the letters of credit or other credit facilities obtained by the State in connection with VRDOs and the commercial paper program (“CP”), the State has entered into a number of reimbursement agreements or other credit agreements with a variety of financial institutions. These agreements include various representations and covenants of the State, and the terms by which the State would be required to pay or repay any obligations thereunder. To the extent that VRDOs or CP offered to the public cannot be remarketed over an extended period and the applicable financial institution is obligated to purchase VRDOs or CP, interest payable by the State pursuant to the reimbursement agreement or credit agreement would generally increase over current market levels relating to the VRDOs or CP, and the principal repayment period would generally be shorter than the period otherwise applicable to the VRDOs. In addition, after the occurrence of certain events of default as specified in a credit agreement, payment of the related VRDOs may be further accelerated and payment of related CP, as applicable, may also be accelerated and interest payable by the State on such VRDOs or CP could increase significantly.

•  Lease-Revenue Obligations.    The State builds and acquires facilities through the issuance of lease-revenue obligations, in addition to general obligation bonds. Such borrowing must be authorized by the Legislature in a separate act or appropriation. Under these arrangements, the California Public Works Board (“SPWB”), another State or local agency or a joint powers authority issues bonds to pay for the acquisition or construction of facilities, such as office buildings, university buildings, courthouses or correctional institutions. These facilities are leased to State agencies, the California State University (“CSU”) or the Judicial Council under a long-term lease that provides the source of payment of the debt service on the lease-revenue bonds.

Under applicable court decisions, such lease arrangements do not constitute the creation of “indebtedness” within the meaning of State Constitutional provisions that require voter approval. As of February 1, 2017, the State had lease revenue obligations of approximately $9.6 billion for supported issues outstanding from the General Fund and approximately $3.4 billion for authorized but unissued bonds.

•  Non-Recourse Debt.    Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from the State’s revenue-producing enterprises and projects and conduit obligations payable only from revenues paid by private users or local governments of facilities financed by the revenue bonds. In each case, such revenue bonds are not payable from the General Fund. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities, housing, health facilities and pollution control facilities. State agencies and authorities had approximately $60.6 billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of December 31, 2016.

•  Build America Bonds.    In February 2009, the U.S. Congress enacted certain new municipal bond provisions as part of the American Recovery and Reinvestment Act, which allows municipal issuers such as the State to issue Build America Bonds (“BABs”) for new infrastructure investments. BABs are bonds whose interest is subject to federal income tax, but the U.S. Treasury will repay to the State an amount equal to 35 percent of the interest cost on any BABs issued during 2009 and 2010. The BAB subsidy payments from general obligation bonds are General Fund revenues to the State, while subsidy payments for lease-revenue bonds are deposited into a fund which is made available to the SPWB for any lawful purpose. In neither instance are the subsidy payments specifically pledged to repayment of the BABs to which they relate. The cash subsidy payment with respect to the BABs, to which the State is entitled, is treated by the Internal Revenue Service as a refund of a tax credit and such refund may be offset by the Department of Treasury by any liability of the State payable to the federal government. None of the State’s BAB subsidy payments to date have been reduced because of such an offset.

Between April 2009 and December 2010, the State issued approximately $13.5 billion of BAB general obligation bonds and the SPWB issued $551 million of BAB lease-revenue bonds (of which $150 million have been redeemed). The remaining aggregate amount of the subsidy payments expected to be received from fiscal year 2016-17 through the maturity of these bonds (mostly, 20 to 30 years from issuance) based on the 35 percent subsidy rate is approximately $7.1 billion for the general obligation BABs and $180.3 million for the SPWB lease-revenue BABs.

Pursuant to federal budget legislation, beginning on March 1, 2013, the federal government’s BAB subsidy payments were reduced as part of a “sequestration” of many program expenditures. The amount of the reduction of the BAB subsidy payment has been less than $30 million annually and is presently scheduled to continue until 2025, although U.S. Congress can terminate or modify it sooner, or extend it. None of the BAB subsidy payments are pledged to pay debt service for the general obligation and SPWB BABs, so this reduction will not affect the State’s ability to pay its debt service on time, nor have any material impact on the General Fund.

•  Future Issuance Plans.    Based on estimates from the Department of Finance, and sales completed in the first half of fiscal year 2016-17, approximately $3.6 billion of new money general obligation bonds (some of which may initially be in the form of commercial paper notes) and approximately $202 million of lease-revenue bonds are expected to be issued in fiscal year 2016-17. Based on estimates from the Governor’s proposed 2017-18 budget, approximately $5.4 billion of new money general obligation bonds are expected to be issued in fiscal year 2017-18. In addition, based on estimates from the Department of Finance, approximately $876 million of new money lease-revenue bonds are expected to be issued in fiscal year 2017-18. These estimates will be updated by the State’s Treasurer’s Office based on information provided by the Department of Finance with respect to the updated funding needs of, and actual spending by, departments. In addition, the actual amount of bonds sold will depend on other factors such as overall budget constraints, market conditions and other considerations. The State also expects to issue refunding bonds as market conditions warrant.

•  Tobacco Settlement Revenue Bonds.    In 1998, the State signed a settlement agreement (the “MSA”) with four major cigarette manufacturers (the “participating manufacturers”). Under the MSA, the participating manufacturers agreed to make payments to the State in perpetuity. Under a separate Memorandum of Understanding, half of the payments made by the cigarette manufacturers will be paid to the State and half to local governments, subject to certain adjustments.

In 2002, the state established a special purpose trust to purchase tobacco assets and to issue revenue bonds secured by the tobacco settlement revenues. Legislation in 2003 authorized a credit enhancement mechanism that requires the Governor to request an appropriation from the General Fund in the annual Budget Act to pay debt service and other related costs in the event tobacco settlement revenues and certain other amounts are insufficient. The Legislature is not obligated to make any General Fund appropriation so requested.

The credit enhancement mechanism only applies to certain tobacco settlement bonds that were issued in 2005, 2013, and 2015 with an outstanding principal amount of approximately $2.3 billion (the “Enhanced Bonds”). The Enhanced Bonds are neither general nor legal obligations of the State or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the State or any of its political subdivisions shall be pledged to the payment of the Enhanced Bonds. However, as described above, the State committed to request the Legislature for a General Fund appropriation in the event there are insufficient tobacco settlement revenues to pay debt service with respect to the Enhanced Bonds, and certain other available amounts, including the reserve fund for the Enhanced Bonds, are depleted. This appropriation has been requested and approved by the Legislature; however, the use of appropriated moneys has never been required.

Draws on the reserve funds for the Enhanced Bonds in the amount of approximately $7.9 million were used to make required debt service payments on the 2005 bonds in 2011 and 2012. In April 2013, the reserve fund was replenished in full from tobacco revenues. As of February 1, 2017, the balance of the reserve fund for the Enhanced Bonds was $154.4 million. If, in any future year, the tobacco settlement revenues are less than the required debt service payments on the Enhanced Bonds in such year, additional draws on the reserve funds will be required and at some point in the future the reserve funds may become fully depleted. The State is not obligated to replenish the reserve funds from the General Fund, or to request an appropriation to replenish the reserve funds.

•  Office of Statewide Health Planning and Development Guarantees.    The Office of Statewide Health Planning and Development of the State of California (“OSHPD”) insures loans and bond issues for the financing and refinancing of construction and renovation projects for nonprofit and publically-owned healthcare facilities. This program is currently authorized by statute to insure up to $3 billion for health facility projects.

State law established the Health Facility Construction Loan Insurance Fund (the “Fund”), which is used as a depository of fees and insurance premiums and any recoveries and is the initial source of funds used to pay administrative costs of the program and shortfalls resulting from defaults by insured borrowers. If the Fund is unable to make payment on an insured loan or bond, State law provides for the State Treasurer to issue debentures to the holders of the defaulted loan or bond which are payable on parity with State general obligation bonds. The Fund is liable for repayment to the General Fund of any money paid from the General Fund. All claims on insured loans to date have been paid from the Fund and no debentures have been issued.

As of November 30, 2016, OSHPD insured approximately 89 loans to nonprofit or publicly owned health facilities throughout California for approximately $1.7 billion. The cash balance of the fund was approximately $167.6 million as of November 30, 2016. Based upon a number of assumptions, the biennial actuarial study of the Fund as of June 30, 2014 (the “2014 actuarial study”) concluded, among other things, that the Fund appeared to be sufficient under the “expected scenario” to maintain a positive balance until at least fiscal year 2043-44. Even under the “most pessimistic scenario,” the 2014 actuarial study found that there was a 70 percent likelihood that the Fund’s reserves as of June 30, 2014 would protect against any General Fund losses until at least fiscal year 2022-23, and a 90 percent likelihood that the Fund’s reserves as of June 30, 2014 would protect against any General Fund losses until at least fiscal year 2022-23. There can be no assurances that the financial condition of the Fund has not materially declined since the 2014 actuarial study.

•  Cash Flow Borrowings.    The majority of General Fund receipts are received in the latter part of the fiscal year. Disbursements from the General Fund occur more evenly throughout the fiscal year. The State’s cash management program customarily addresses this timing difference by making use of internal borrowing and by issuing short-term notes in the capital markets when necessary.

Internal Borrowing. The General Fund is currently authorized by law to borrow for cash management purposes from more than 700 of the State’s approximately 1,300 other funds in the State Treasury (the “Special Funds”). Total borrowing from Special Funds must be approved quarterly by the Pooled Money Investment Board (“PMIB”). The State Controller submits an authorization request to the PMIB quarterly, based on forecasted available funds and borrowing needs. The Legislature may from time to time adopt legislation establishing additional authority to borrow from Special Funds. As of the Governor’s proposed 2017-18 budget, the General Fund was projected to have up to approximately $32 billion of internal funds (excluding the Budget Stabilization Account and the Special Fund for Economic Uncertainties) available during fiscal year 2017-18. One fund from which moneys may be borrowed to provide additional cash resources to the General Fund is the BSA, which the 2017 Budget projects to be funded at $8.5 billion by the end of fiscal year 2017-18. The State also may transfer funds into the General Fund from the SFEU, which is not a special fund.

External Borrowing. External borrowing is typically done with external revenue anticipation notes (“RANs”) that are payable not later than the last day of the fiscal year in which they are issued. Prior to fiscal year 2015-16, RANs had been issued in all but one fiscal year since the mid-1980s and have always been paid at maturity. No RANs were issued in fiscal year 2015-16 or are planned in fiscal years 2016-17 or 2017-18. The State also is authorized under certain circumstances to issue revenue anticipation warrants (“RAWs”) that are payable in the subsequent fiscal year. The State issued RAWs to bridge short-term cash management shortages in the early 1990s and early 2000s.

RANs and RAWs are both payable from any “Unapplied Money” in the General Fund on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. “Priority Payments” are payments as and when due to: (i) support the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the State Constitution); (ii) pay principal of and interest on general obligation bonds and general obligation commercial paper notes of the State; (iii) a contingent obligation for General Fund payments to local governments for certain costs for realigned public safety programs if not provided from a share of State sales and use taxes, as provided in Article XIII, Section 36 of the State Constitution, enacted by Proposition 30; (iv) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to California Government Code Sections 16310 or 16418; and (v) pay State employees’ wages and benefits, State payments to pension and other State employee benefit trust funds, State Medi-Cal claims, lease payments to support lease revenue bonds, and any amounts determined by a court of competent jurisdiction to be required by federal law or the State Constitution to be paid with State warrants that can be cashed immediately.

The State’s cash position was strong entering the 2015-16 fiscal year, as the General Fund ended the previous year with a positive cash balance of approximately $2.5 billion. The State’s cash flow projections for fiscal year 2015-16 indicated that internal borrowings would be sufficient and available to meet the normal peaks and valleys of the State’s cash needs, while maintaining a cushion at all times of at least $2.5 billion. Accordingly, the State did not issue any RANs in fiscal year 2015-16, only the second time this has occurred since the commencement of annual RANs borrowings in the early 1980s. The State entered fiscal year 2016-17 in a strong cash position, with General Fund internal loans of only $646 million as of June 30, 2016. Cash flow projections for the balance of the fiscal year show no plan for a RAN borrowing to manage cash requirements, with an estimated cash cushion of unused internal borrowable resources of at least $20 billion at the end of each month. Taking into account intra-month cash flows, the State Controller’s Office projects that the State will have a cash cushion of at least $15 billion at any time during the year (including the availability of $3.4 billion to $6.7 billion in the BSA).

State fiscal officers constantly monitor the State’s cash position and if it appears that cash resources may become inadequate (including the maintenance of a projected cash reserve of at least $2.5 billion at any time), they will consider the use of other cash management techniques, including seeking additional legislation.

•  Retirement Liabilities.    The two main State pension funds, CalPERS and CalSTRS, each face unfunded future liabilities in the tens of billions of dollars. General Fund pension contributions to CalPERS and CalSTRS are estimated to be approximately $2.7 billion and $2.8 billion, respectively, for fiscal year 2017-18. The combined contributions from the General Fund, which include contributions for CSU, are estimated to be approximately $6.2 billion in fiscal year 2017-18.

If the State does not take action concerning these liabilities soon, the extra costs needed to retire these unfunded liabilities over the next few decades will likely increase dramatically. Lower than expected investment returns have been a primary reason for the growth of unfunded pension liabilities in the last decade. There has also been benefit increases that are implemented retroactively, and demographic and pay changes among employees and retirees. In addition, the State has very little flexibility under case law to alter benefit and funding arrangements for current employees. Generally, pension benefit packages, once promised to an employee, cannot be reduced, either retrospectively or prospectively. There can be no assurance that the State’s annual required contributions to CalPERS and CalSTRS will not significantly increase in the future. Recent legislation with respect to both CalPERS and CalSTRS and changes in actuarial assumptions and funding methodologies are expected to result in significant annual increases in the amount the State is required to pay from the General Fund. The actual amount of any increase will depend on a variety of factors, including, but not limited to, investment returns, actuarial assumptions, experience and retirement benefit adjustments. In addition, governments typically do not “pre-fund” their retiree health liabilities. This means that future taxpayers may bear a larger cost burden for these benefits. Unlike pensions, there are no investment returns under this type of funding structure to cover a large portion of benefit costs.

•  Health Care Reform.    California continues implementation of the federal Affordable Care Act (the “ACA”). Since January 1, 2014, approximately 6 million Californians have obtained health insurance, either through the State’s new insurance exchange (Covered California) or through the two part (mandatory and optional) expansion of Medi-Cal. The mandatory Medi-Cal expansion simplified eligibility, enrollment, and retention rules that make it easier to get and stay on Medi-Cal.

The optional expansion of Medi-Cal extended eligibility to adults without children, and parent and caretaker relatives with incomes up to 138 percent of the federal poverty level. The federal government paid nearly 100 percent of the costs of this expansion for its first three years. As of January 1, 2017, California is responsible for 5 percent of these costs with California’s contribution gradually increasing each fiscal year until fiscal year 2020-21, when the State will pay 10 percent of the total costs. By fiscal year 2020-21, the General Fund share for the optional expansion is estimated to be $2.5 billion.

The new presidential administration and certain members of Congress have advocated for major changes to the ACA and Medicaid. Congress is currently considering legislation to repeal the ACA, which, if enacted, could result in a significant shift of costs from the federal government to the State and result in billions of dollars in additional State costs. The actual fiscal impact will depend on the final legislation, if any, enacted by the federal government and could vary significantly from the current estimate, and may also be materially affected by policy choices the Governor and the State Legislature may make to address any proposed or enacted federal legislation.

Litigation

The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings (described in California’s recent financial statements) that, if decided against the State might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on the Fund.

STATEMENT OF ADDITIONAL INFORMATION

600,000 Shares

Nuveen California Select Tax-Free Income Portfolio

Common Shares

PROSPECTUS

August 16, 2017

EPR-NXC-0616D

NUVEEN CALIFORNIA SELECT TAX-FREE INCOME PORTFOLIO

333 West Wacker Drive

Chicago, Illinois 60606

STATEMENT OF ADDITIONAL INFORMATION

August 16, 2017

Nuveen California Select Tax-Free Income Portfolio (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized on March 30, 1992. The Fund changed its name from Nuveen Insured California Select Tax-Free Income Portfolio 2 on August 2, 2001.

This Statement of Additional Information (the “SAI”) relating to Common Shares of the Fund (“Common Shares”) does not constitute a prospectus, but should be read in conjunction with the Fund’s prospectus relating thereto dated August 16, 2017 (the “Prospectus”). This SAI does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Prospectus prior to purchasing such shares. In addition, the Fund’s financial statements and the independent registered public accounting firm’s report therein included in the Fund’s annual report dated March 31, 2017, are incorporated herein by reference. A copy of the Prospectus may be obtained without charge by calling (800) 257-8787. You may also obtain a copy of the Prospectus on the U.S. Securities and Exchange Commission’s (the “SEC”) web site (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

-i-

USE OF PROCEEDS

The net proceeds from the issuance of Common Shares hereunder will be invested in accordance with the Fund’s investment objective and policies as stated below. Pending investment, the timing of which may vary depending on the size of the investment but in no case is expected to exceed 30 days, it is anticipated that the proceeds will be invested in short-term or long-term securities issued by the U.S. Government and its agencies or instrumentalities or in high quality, short-term money market instruments. See “Risk Factors—Leverage Risk” and “Use of Leverage” in the Prospectus.

INVESTMENT RESTRICTIONS

The Fund as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Shares:

(1) Issue senior securities as defined in the 1940 Act, except to the extent such issuance might be involved with respect to borrowings described under subparagraph (3) below.1

(2) Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.2

(3) Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities;

(4) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not be applicable to municipal securities other than those municipal securities backed only by the assets and revenues of non-governmental users, nor shall it apply to municipal securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.3

(5) Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal securities secured by real estate or interests therein or foreclosing upon and selling such security.

(6) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities).

(7) Make loans, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.4

[1]

Section 18(c) of the 1940 Act generally limits a registered closed-end investment company to issuing one class of senior securities representing indebtedness and one class of senior securities representing stock, except that the class of indebtedness or stock may be issued in one or more series, and promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, are not deemed a separate class of senior securities.

[2]

Section 18(a) of the 1940 Act generally prohibits a registered closed-end fund from incurring borrowings if, immediately thereafter, the aggregate amount of its borrowings exceeds 33 1/3% of its total assets. The Fund has not applied for, and currently does not intend to apply for, any exemptive relief that would allow it to borrow outside of the limits of the 1940 Act.

[3]	For purposes of this restriction, governments and their political subdivisions are not members of any industry.

[4]

Section 21 of the 1940 Act makes it unlawful for a registered investment company, like the Fund, to lend money or other property if (i) the investment company’s policies set forth in its registration statement do not permit such a loan or (ii) the borrower controls or is under common control with the investment company.

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(8) With respect to 75% of the value of the Fund’s total assets, purchase any securities (other than obligations issued or guaranteed by the United States government or by its agencies or instrumentalities, and securities issued by other investment companies), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer.

For the purpose of applying the 25% limitation set forth in subparagraph (4) above, such limitation will apply to tax-exempt municipal securities if the payment of principal and interest for such securities is derived principally from a specific project associated with an issuer that is not a governmental entity or a political subdivision of a government, and in that situation the Fund will consider such municipal securities to be in an industry associated with the project.

For the purpose of applying the limitation set forth in subparagraph (8) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in municipal securities insured by any given insurer.

Subject to certain exemptions, under the 1940 Act, the Fund may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of Common Shares (“Common Shareholders”) would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described herein.

In addition to the foregoing fundamental policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees (the “Board”):

(1) The Fund may invest in derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or other derivative instruments. Nuveen Asset Management uses derivatives to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

(2) The Fund may not sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(3) The Fund may not enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

2

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

The Fund may be subject to certain restrictions imposed by either guidelines of one or more nationally recognized statistical ratings organizations (“NRSROs”) that may issue ratings for commercial paper or notes, or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede NFALLC, from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

INVESTMENT POLICIES AND TECHNIQUES

The Fund’s investment objective is to provide stable dividends exempt from both regular federal and California income taxes, consistent with preservation of capital.

Under normal circumstances and as a fundamental policy, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities, the income from which is exempt from regular federal and California income tax. The Fund may invest up to 20% of its net assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals (“AMT Bonds”).

The Fund seeks to achieve its investment objective by investing in a portfolio of California municipal securities, a significant portion of which Nuveen Asset Management, LLC (“Nuveen Asset Management”), the Fund’s sub-adviser, believes are underrated and undervalued, based upon its bottom-up, research-driven investment strategy. Underrated municipal securities are those whose ratings do not, in Nuveen Asset Management’s opinion, reflect their true creditworthiness. Undervalued municipal securities are securities that, in Nuveen Asset Management’s opinion, are worth more than the value assigned to them in the marketplace. Nuveen Asset Management employs a value oriented strategy and seeks to construct a diversified portfolio of municipal securities that has the potential to outperform major municipal market benchmarks over the longer term. Municipal securities may be underrated because of the time that has elapsed since their rating was assigned or reviewed, or because of positive factors that may not have been fully taken into account by rating agencies, or for other similar reasons. Municipal securities that are undervalued or that represent undervalued municipal market sectors are municipal securities that, in Nuveen Asset Management’s opinion, are worth more than the value assigned to them in the marketplace. Municipal securities of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal securities of the market sector for reasons that do not apply to the particular municipal securities that are considered undervalued. The Fund’s investment in underrated or undervalued municipal securities will be based on Nuveen Asset Management’s belief that the prices of such municipal securities should ultimately reflect their true value. There can be no assurance that the Fund will achieve its investment objective.

The Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal securities that provide for the payment of interest income that is exempt from regular federal income tax (collectively, “municipal securities”). Municipal securities are often issued by state and local governmental entities to finance or refinance public projects, such as roads, schools, and water supply systems. Municipal securities also may be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long-term basis to provide long-term financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer,

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a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities also may be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. The Fund may purchase municipal securities in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms that include fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender-option bonds, and inverse floating rate securities. Such municipal securities may also be acquired through investments in pooled vehicles, partnerships, or other investment companies.

California municipal securities are municipal securities that are issued by the State of California and cities and local authorities in the State of California, and bear interest that, in the opinion of bond counsel to the issuer, is exempt from both regular federal and California income taxes, although such interest may be subject to the Federal alternative minimum tax. The Fund invests primarily in California municipal securities that are issued by the State of California and cities and local authorities in the State of California, except that the Fund may invest in municipal securities issued by United States possessions or territories, which also bear interest that is exempt from both regular federal and California income taxes and are therefore considered to be California municipal securities.

The Fund also may invest in certain derivative instruments in pursuit of its investment objective. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or other derivative instruments. Nuveen Asset Management may use derivative instruments to seek to enhance return, to hedge some of the risk of the Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income.

Under normal circumstances:

•

The Fund will invest at least 80% of its net assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by Nuveen Asset Management. A security is considered investment grade if it is rated within the four highest letter grades by at least one NRSRO that rate such securities (even if rated lower by another), or if it is unrated but judged to be of comparable quality by Nuveen Asset Management.

As of June 30, 2017, approximately 89% of the Fund’s total investment exposure were invested in municipal securities rated investment grade by an NRSRO (including Standard & Poor’s Corporation Ratings Group, a division of The McGraw-Hill Companies (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) or Fitch Ratings, Inc. (“Fitch”)). The relative percentages of the value of the investments attributable to investment grade municipal securities and to below investment grade municipal securities could change over time as a result of rebalancing the Fund’s assets by Nuveen Asset Management, market value fluctuations, issuance of additional shares and other events.

•

The Fund may invest up to 20% of its net assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by Nuveen Asset Management. No more than 10% of the Fund’s net assets may be invested in municipal securities rated below B3/B- by all NRSROs that rate the security or that are unrated but judged to be of comparable quality by Nuveen Asset Management. Municipal securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds. The Fund may invest in distressed securities. The Fund may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that Nuveen Asset Management may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or

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similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.

•

As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as preferred shares or debt instruments. However, the Fund may borrow for temporary, emergency or other purposes as permitted by the 1940 Act, and invest in certain instruments, including inverse floating rate securities, that have the economic effect of financial leverage.

•	The Fund may invest up to 15% of its net assets in inverse floating rate securities.

•

The Fund may invest up to 10% of its net assets in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly.

•	The Fund may invest up to 15% of its net assets in municipal securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable).

•	The Fund will not invest more than 25% of its total assets in municipal securities in any one industry.

For purposes of the Fund’s investment policies, “net assets” includes assets attributable to floating rate securities issued by tender option bond (TOB) trusts of which the Fund owns the inverse floating rate interest and assets attributable to borrowings for temporary, emergency or other purposes.

The Fund will consider the investments of underlying investment companies when determining compliance with its own concentration policy, to the extent the Fund has sufficient information about such investments after making a reasonable effort to obtain current information about the investments of underlying companies.

The credit quality policies noted above apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, Nuveen Asset Management may consider such factors as Nuveen Asset Management’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. A general description of the ratings of S&P, Moody’s and Fitch of municipal securities is set forth in Appendix A to this SAI.

A more complete description of the Fund’s investment objective and policies is set forth in the Fund’s Prospectus.

In addition to and supplementing the Prospectus section, “The Fund’s Investments—Portfolio Composition and Other Information,” the Fund’s portfolio will be composed principally of the investments described below.

MUNICIPAL SECURITIES

Municipal securities are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses or to refinance outstanding debt.

Municipal securities may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source. The Fund may also purchase municipal securities that represent lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, tender option bonds and other forms of municipal bonds and securities.

Municipal securities of below investment grade quality (Ba/BB or below) are commonly referred to as junk bonds. Issuers of securities rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal securities rated Baa or BBB or above are considered “investment grade” securities;

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municipal securities rated Baa are considered medium grade obligations that lack outstanding investment characteristics and have speculative characteristics, while municipal securities rated BBB are regarded as having adequate capacity to pay principal and interest. Municipal securities rated Aaa or AAA in which the Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. Municipal securities rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for municipal securities unrated by any NRSRO is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on Nuveen Asset Management’s research and analysis when investing in these securities.

The Fund may invest in distressed securities. Distressed securities are securities issued by companies having financial difficulties, such as being in default on their obligations to pay principal or interest thereon when due or that are involved in bankruptcy or insolvency proceedings. The issuers of such securities may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these issuers can cause their securities to be particularly risky, although they also may offer the potential for high returns. These issuers’ securities may be considered speculative, and the ability of the issuers to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the issuers. Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment.

Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Fund as a holder of such distressed securities may not be clear.

A general description of Moody’s, S&P’s and Fitch’s ratings of municipal securities is set forth in Appendix A hereto. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the municipal securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

The Fund will generally invest in municipal securities with intermediate or long-term maturities. Generally, the Fund is expected to have a average effective maturity of 15 to 30 years. The average effective maturity of securities held by the Fund may be shortened or lengthened, depending on market conditions and on an assessment by the Fund’s portfolio manager of which segments of the municipal securities market offer the most favorable relative investment values and opportunities for tax-exempt income and total return. As of June 30, 2017, the effective maturity of the Fund’s portfolio was 25.32 years.

During temporary defensive periods (e.g., times when, in Nuveen Asset Management’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt securities market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, including the period during which the net proceeds of an offering are being invested, the Fund may invest any percentage of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields, as determined by Nuveen Asset Management, and in amounts limited to ensure that the Fund is eligible to pay exempt-interest dividends (as described in “Tax Matters” below). Tax-exempt short-term

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investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such municipal bonds maturing in three years or less from the date of issuance) and municipal commercial paper. The Fund will invest only in taxable short-term investments which are U.S. government securities or securities rated within the highest grade by Moody’s, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for a general description of Moody’s, S&P’s and Fitch’s ratings of securities in such categories. Taxable short-term investments of the Fund may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, or commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. To the extent the Fund invests in taxable investments, the Fund will not at such times be in a position to achieve its investment objective of tax-exempt income.

The foregoing policies as to ratings of portfolio investments will apply only at the time of the purchase of a security, and the Fund will not be required to dispose of securities in the event Moody’s, S&P or Fitch downgrades its assessment of the credit characteristics of a particular issuer, even if such downgrade causes the portfolio to fall below the 80% threshold. If at any time the Fund falls below the 80% threshold, the Fund’s future investments will be made in a manner that will bring the Fund’s portfolio back into compliance with this policy. In determining whether to retain or sell such a security, Nuveen Asset Management may consider such factors as Nuveen Asset Management’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. See “—Municipal Securities.” The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. See “—Other Investment Companies.”

Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of, and interest on, its municipal securities may be materially affected.

The Fund may invest up to 25% of its total assets in municipal securities in any one industry. In addition, subject to the concentration limits of the Fund’s investment policies and guidelines, the Fund may invest a significant portion of its total assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its total assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability. To the extent that the Fund focuses its total assets in the hospital and healthcare facilities sector, for example, the Fund will be subject to risks associated with such sector, including adverse government regulation and reduction in reimbursement rates, as well as government approval of products and services and intense competition. Securities issued with respect to special taxing districts will be subject to various risks, including real-estate development related risks and taxpayer concentration risk. Further, the fees, special taxes or tax allocations and other revenues established to secure the obligations of securities issued with respect to special taxing districts are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. Charter schools and other private educational facilities will be subject to various risks, including the reversal of legislation authorizing or funding charter schools, the failure to renew or secure a charter, the failure of a funding entity to appropriate necessary funds and competition from alternatives such as voucher programs. Issuers of municipal utility securities can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel and natural resource conservation. The

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transportation sector, including airports, airlines, ports and other transportation facilities, can be significantly affected by changes in the economy, fuel prices, labor relations, insurance costs and government regulation.

Tobacco Settlement Bonds.    Included in the general category of municipal securities described in the Prospectus are “tobacco settlement bonds.” The Fund may invest in tobacco settlement bonds, which are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between 46 states and nearly all of the U.S. tobacco manufacturers. The MSA provides for annual payments in perpetuity by the manufacturers to the states in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures or through distinct governmental entities created for such purpose. The principal and interest payments on the bonds are backed by the future revenue flow related to the MSA. Annual payments on the bonds, and thus risk to the Fund, are highly dependent on the receipt of future settlement payments to the state or its governmental entity.

The actual amount of future settlement payments is further dependent on many factors, including, but not limited to, annual domestic cigarette shipments, reduced cigarette consumption, increased taxes on cigarettes, inflation, financial capability of tobacco companies, continuing litigation and the possibility of tobacco manufacturer bankruptcy. The initial and annual payments made by the tobacco companies will be adjusted based on a number of factors, the most important of which is domestic cigarette consumption. If the volume of cigarettes shipped in the U.S. by manufacturers participating in the settlement decreases significantly, payments due from them will also decrease. Demand for cigarettes in the U.S. could continue to decline due to price increases needed to recoup the cost of payments by tobacco companies. Demand could also be affected by: anti-smoking campaigns, tax increases, reduced advertising, enforcement of laws prohibiting sales to minors; elimination of certain sales venues such as vending machines; and the spread of local ordinances restricting smoking in public places. As a result, payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers would cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

Municipal Leases and Certificates of Participation.    Also included within the general category of municipal securities described in the Prospectus are municipal leases, certificates of participation in such lease obligations or installment purchase contract obligations (hereinafter collectively called “Municipal Lease Obligations”) of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain “nonappropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, the Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Fund will only purchase Municipal Lease Obligations where Nuveen Asset Management believes the issuer has a strong incentive to continue making appropriations until maturity.

The Fund also may invest in certain derivative instruments in pursuit of its investment objective. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps),

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options on financial futures, options on swap contracts, or other derivative instruments. Nuveen Asset Management may use derivative instruments to seek to enhance return, to hedge some of the risk of the Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income. As of March 31, 2017, the Fund was not invested in derivatives.

As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as preferred stock or debt instruments. However, the Fund may borrow for temporary, emergency or other purposes as permitted by the 1940 Act, and invest in certain instruments, including inverse floating rate securities, that have the economic effect of financial leverage.

USES OF DERIVATIVES; HEDGING STRATEGIES

The Fund may periodically engage in hedging transactions, and otherwise use various types of derivative instruments, described below, to reduce risk, to effectively gain particular market exposures, to seek to enhance returns, and to reduce transaction costs, among other reasons.

“Hedging” is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction.

A “derivative” is a financial contract whose value is based on (or “derived” from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the Lehman Municipal Bond Index). Some forms of derivatives may trade on exchanges, while non-standardized derivatives, which tend to be more specialized and complex, trade in “over-the-counter” or a one-on-one basis. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to market interest rate or credit quality fluctuations, or instead to gain a desired investment exposure, by entering into various types of derivative transactions, including financial futures and index futures as well as related put and call options on such instruments, structured notes, or interest rate swaps on taxable or tax-exempt securities or indexes (which may be “forward-starting”), credit default swaps, and options on interest rate swaps, among others.

These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by a Fund may be greater than gains in the value of the securities in the Fund’s portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to stockholders. The Fund will invest in these instruments only in markets believed by Nuveen Asset Management to be active and sufficiently liquid. Successful implementation of most hedging strategies will generate taxable income.

The Fund will invest in these instruments only in markets believed by Nuveen Asset Management to be active and sufficiently liquid. Successful implementation of most hedging strategies will generate taxable income.

Swap Transactions.    The Fund may enter into total return, interest rate and credit default swap agreements and interest rate caps, floors and collars. The Fund may also enter into options on the foregoing types of swap agreements (“swap options”).

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The Fund may enter into swap transactions for any purpose consistent with its investment objective, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, as a duration management technique, to reduce risk arising from the ownership of a particular instrument, or to gain exposure to certain sectors or markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset, reference rate or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index. The notional amount of the swap agreement generally is only used as a basis upon which to calculate the obligations that the parties to the swap agreement have agreed to exchange. The Fund’s current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by assets determined to be liquid by Nuveen Asset Management. The Fund maintains in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked-to-market daily. The Fund will not enter into swap transactions having a notional amount that exceeds the outstanding amount of the Fund’s leverage. See “—Segregation of Assets” below. Some, but not all, swaps may be cleared, in which case a central clearing counterparty stands between each buyer and seller and effectively guarantees performance of each contract, to the extent of its available resources for such purpose. Uncleared swaps have no such protection; each party bears the risk that its direct counterparty will default.

Interest Rate Swaps, Caps, Collars and Floors.    Interest rate swaps are bilateral contracts in which each party agrees to make periodic payments to the other party based on different referenced interest rates (e.g., a fixed rate and a floating rate) applied to a specified notional amount. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Interest rate collars involve selling a cap and purchasing a floor or vice versa to protect the Fund against interest rate movements exceeding given minimum or maximum levels.

Depending on the state of interest rates in general, the Fund’s use of interest rate swaps could enhance or harm the overall performance of the Common Stock. To the extent interest rates decline, the value of the interest rate swap could decline, and could result in a decline in the net asset value of the Common Stock. In addition, if the counterparty to an interest rate swap defaults, the Fund would not be able to use the anticipated net receipts under the swap to offset the interest payments on Borrowings or the dividend payments on any outstanding preferred shares. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Stock. In addition, at the time an interest rate swap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Stock. The Fund could be required to prepay the principal amount of any Borrowings. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap transaction. Early termination of a swap could result in a termination payment by or to the Fund.

Total Return Swaps.    In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages.

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The Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by Nuveen Asset Management to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

Credit Default Swaps.    A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Fund may enter into credit default swap agreements either as a buyer or a seller. The Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in an individual security or a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. The Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

As the buyer of protection in a credit default swap, the Fund would pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to the Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If the Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. Thus, the Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “—Risks Associated with Swap Transactions.”

Swap Options.    A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. The Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, the Fund generally would incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund would become obligated according to the terms of the underlying agreement.

Risks Associated with Swap Transactions.    The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If Nuveen Asset Management is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The Fund generally may only close out a swap, cap, floor, collar or other two-party contract with its particular counterparty, and generally

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may only transfer a position with the consent of that counterparty. In addition, the price at which the Fund may close out such a two party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including changes in government regulation, could adversely affect the Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

Futures and Options on Futures.    The Fund may attempt to hedge all or a portion of its investment portfolio against market risk by engaging in transactions in financial futures contracts, options on financial futures or options that either are based on an index of long-term municipal securities (i.e., those with remaining maturities averaging 20-30 years) or relate to debt securities whose prices Nuveen Asset Management anticipates to correlate with the prices of the municipal securities the Fund owns. To accomplish such hedging, the Fund may take an investment position in a futures contract or in an option which is expected to move in the opposite direction from the position being hedged. Hedging may be utilized to reduce the risk that the value of securities the Fund owns may decline on account of an increase in interest rates and to hedge against increases in the cost of the securities the Fund intends to purchase as a result of a decline in interest rates. The use of futures and options for hedging purposes can be expected to result in taxable income or gain. The Fund currently intends to allocate any taxable income or gain proportionately between its common shares and its Preferred Shares. See “Tax Matters.”

If futures are used for hedging purposes, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the underlying financial instruments that are being hedged. This could result from differences between the financial instruments being hedged and the financial instruments underlying the standard contracts available for trading (e.g., differences in interest rate levels, maturities and the creditworthiness of issuers) among other factors. In addition, price movements of futures contracts may not correlate perfectly with price movements of the financial instruments underlying the futures contracts due to certain market distortions.

A futures contract is an agreement between two parties to buy and sell a security, index or interest rate (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract (same exchange, underlying financial instrument, and delivery month). Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Successful use of futures by the Fund also is subject to Nuveen Asset Management’s ability to predict correctly movements in the direction of the relevant market. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of the securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so. The sale of financial futures or the purchase of put options on financial futures or on debt securities or indexes is a means of hedging against the risk of rising interest rates, whereas the purchase of financial futures or of call options on financial futures or on debt securities or indexes is a means of hedging the Fund’s portfolio against an increase in the price of securities such Fund intends to purchase. Writing a call option on a futures contract or on debt securities or indexes may serve as a hedge against a modest decline in prices of municipal securities held in the Fund’s portfolio, and writing a put option on a futures contract or on debt securities or indexes may serve as a

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partial hedge against an increase in the value of municipal securities the Fund intends to acquire. The writing of these options provides a hedge to the extent of the premium received in the writing transaction.

The Fund will not purchase futures unless it has segregated or earmarked cash, government securities or high grade liquid debt equal to the contract price of the futures less any margin on deposit, or unless the purchase of a put option covers the long futures position. The Fund will not sell futures unless the Fund owns the instruments underlying the futures or owns options on such instruments or owns a portfolio whose market price may be expected to move in tandem with the market price of the instruments or index underlying the futures. If the Fund engages in transactions involving the purchase or writing of put and call options on debt securities or indexes, the Fund will not purchase these options if more than 5% of its assets would be invested in the premiums for these options and it will only write “covered” or “secured” options, where the Fund holds the securities or cash required to be delivered upon exercise, with such cash being maintained in a segregated account. These requirements and limitations may limit the Fund’s ability to engage in hedging transactions. So long as any Rating Agency is rating the Fund’s Preferred Shares, the Fund will only engage in futures or options transactions in accordance with the then-current guidelines of such rating agencies, and only after it has received written confirmation from the Rating Agencies, as appropriate, that these transactions would not impair the ratings then assigned by the Rating Agencies to such shares.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the futures broker, known as a futures commission merchant (“FCM”), an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account generally is not income producing. However, coupon-bearing securities, such as Treasury securities, held in margin accounts generally will earn income. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Futures transactions also involve brokerage costs and the Fund may have to segregate additional liquid assets in accordance with applicable SEC requirements. A futures option gives the purchaser of such option the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer is assigned the opposite short position. Upon the exercise of a put option, the opposite is true.

There are certain risks associated with the use of financial futures and options to hedge investment portfolios. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged. Losses may be incurred in hedging transactions, which could reduce the portfolio gains that might have been realized if the hedging transactions had not been entered into.

If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the CFTC. If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of municipal securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or

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options transaction that will not be offset by price movements in the municipal securities that were the subject of the anticipatory hedge. The cost of put options on debt securities or indexes effectively increases the cost of the securities subject to them, thereby reducing the yield otherwise available from these securities. If the Fund decides to use futures contracts or options on futures contracts for hedging purposes, the Fund will be required to establish an account for such purposes with one or more CFTC-registered futures commission merchants. A futures commission merchant could establish initial and maintenance margin requirements for the Fund that are greater than those which would otherwise apply to the Fund under applicable rules of the exchanges and the CFTC.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

The requirements for qualification as a regulated investment company may also limit the extent to which the Fund may invest in futures, options on futures and swaps. See “Tax Matters.”

NFALLC may use derivative instruments to seek to enhance return, to hedge some of the risk of the Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income. With respect to the Fund’s investment policies, for purposes of calculating net assets, the Fund will value eligible derivatives at fair value or market value instead of notional value.

There is no assurance that these derivative strategies will be available at any time or that, if used, that the strategies will be successful.

For further information regarding these investment strategies and risks presented thereby, see Appendix B to this SAI.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily. The agreed-upon repurchase price determines the yield during the Fund’s holding period.

Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in Nuveen Asset Management’s opinion, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. Nuveen Asset Management will

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monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, Nuveen Asset Management will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

SEGREGATION OF ASSETS

As a closed-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various interpretive provisions of the SEC and its staff. In accordance with these laws, rules and positions, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forward currency contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward currency contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

The Fund generally will use its assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable positions of the SEC and its staff. As a result of their segregation, such assets may not be used for other operational purposes. NFALLC will monitor the Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments.

SHORT-TERM INVESTMENTS

Short-Term Taxable Fixed Income Securities. For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its net assets in cash equivalents and short-term taxable fixed-income securities, although the Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Short-term taxable fixed income investments are defined to include, without limitation, the following:

(1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks1, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the

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[1]	These securities are not backed by the full faith and credit of the United States government.

bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Company regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. NFALLC monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. NFALLC does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. Nuveen Asset Management will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Short-Term Tax-Exempt Municipal Securities. Short-term tax-exempt municipal securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt municipal income securities are defined to include, without limitation, the following:

Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

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Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local government bodies and agencies, such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Tax-Exempt Commercial Paper (“Municipal Paper”) represents very short-term unsecured, negotiable promissory notes issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of Municipal Paper.

Certain municipal securities may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

While the various types of notes described above as a group represent the major portion of the short-term tax-exempt note market, other types of notes are available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

ILLIQUID SECURITIES

The Fund may invest in municipal securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), that are deemed to be illiquid, and certain repurchase agreements. The Board or its delegate has the ultimate authority to determine which securities are liquid or illiquid. The Board has delegated to Nuveen Asset Management the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. No definitive liquidity criteria are used. The Board has directed Nuveen Asset Management when making liquidity determinations to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other relevant factors. The assets used to cover OTC derivatives used by the Fund will be considered illiquid until the OTC derivatives are sold to qualified dealers who agree that the Fund may repurchase them at a maximum price to be calculated by a formula set forth in an agreement. The “cover” for an OTC derivative subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the derivative.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board or its delegatee. If, through the appreciation of illiquid securities

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or the depreciation of liquid securities, the Fund should be in a position where more than 50% of the value of its net assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as are deemed advisable by Nuveen Asset Management, if any, to protect liquidity.

INVERSE FLOATING RATE SECURITIES AND FLOATING RATE SECURITIES

Inverse Floating Rate Securities. Inverse floating rate securities (sometimes referred to as “inverse floaters”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds) and inverse floating rate securities (sometimes referred to as inverse floaters). Both classes of beneficial interests are represented by certificates. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the institution granting the tender option will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, the Fund receives the residual cash flow from the special purpose trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security, the Fund as the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal security deposited into the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters in relation to the value of the residual inverse floaters that are issued by the special purpose trust. In addition, all voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to the Fund, as the holder of the residual inverse floating rate securities.

Because increases in the interest rate on the short-term floaters reduce the residual interest paid on inverse floaters, and because fluctuations in the value of the municipal bond deposited in the special purpose trust affect the value of the inverse floater only, and not the value of the short-term floater issued by the trust, inverse floaters’ value is generally more volatile than that of fixed rate bonds. The market price of inverse floating rate securities is generally more volatile than the underlying securities due to the leveraging effect of this ownership structure. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment (i.e., when bond values are falling), but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity based upon, among other things, the liquidity of the underlying securities deposited in a special purpose trust.

The Fund may invest in inverse floating rate securities, issued by special purpose trusts that have recourse to the Fund. In Nuveen Asset Management’s discretion, the Fund may enter into a separate shortfall and forbearance agreement with the third party sponsor of a special purpose trust. The Fund may enter into such recourse agreements (i) when the liquidity provider to the special purpose trust requires such an agreement because the level of leverage in the trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement would require the Fund to reimburse the third party sponsor of such inverse floater, upon termination of the trust issuing the inverse floater, the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate interests. Such agreements may expose the Fund to a risk of loss that exceeds its

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investment in the inverse floating rate securities. The Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in special purpose trusts. Absent a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. If the Fund chooses not to enter into such an agreement, the special purpose trust could be liquidated and the Fund could incur a loss. See also “Segregation of Assets” in this SAI.

The Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same special purpose trust.

Investments in inverse floating rate securities have the economic effect of leverage. The use of leverage creates special risks for Common Shareholders. See the Prospectus under “Risk Factors—Inverse Floating Rate Securities Risk/Leverage Risk.”

Floating Rate Securities. The Fund may also invest in floating rate securities, as described above, issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

AUCTION RATE SECURITIES

Municipal securities also include auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities (collectively, “auction rate securities”). In recent market environments, auctions have failed, which adversely affects the liquidity and price of auction rate securities, and are unlikely to resume. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities. Moreover, between auctions, there may be no secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. Auction rate securities may be called by the issuer. Thus, with respect to liquidity and price stability, auction rate securities may differ substantially from cash equivalents, notwithstanding the frequency of auctions and the credit quality of the security. The Fund’s investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the 1940 Act. The Fund will indirectly bear its proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Fund.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the purchaser enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under the rules of the SEC to maintain in a separate account liquid assets,

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consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of any delayed payment commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Fund and, to the extent distributed, will be taxable distributions to shareholders. The Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than their cost.

OTHER INVESTMENTS

Zero Coupon Bonds. A zero coupon bond is a bond that typically does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, the holder receives the par value of the zero coupon bond, which generates a return equal to the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. This original issue discount (“OID”) approximates the total amount of interest the security will accrue and compound prior to its maturity and reflects the payment deferral and credit risk associated with the instrument. Because zero coupon securities and other OID instruments do not pay cash interest at regular intervals, the instruments’ ongoing accruals require ongoing judgments concerning the collectability of deferred payments and the value of any associated collateral. As a result, these securities may be subject to greater value fluctuations and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash on a current basis. Because zero coupon bonds, and OID instruments generally, allow an issuer to avoid or delay the need to generate cash to meet current interest payments, they may involve greater payment deferral and credit risk than coupon loans and bonds that pay interest currently or in cash. The Fund generally will be required to distribute dividends to shareholders representing the income of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make income distributions to its shareholders. For accounting purposes, these cash distributions to shareholders will not be treated as a return of capital.

Further, NFALLC collects management fees on the value of a zero coupon bond or OID instrument attributable to the ongoing non-cash accrual of interest over the life of the bond or other instrument. As a result, NFALLC receives non-refundable cash payments based on such non-cash accruals while investors incur the risk that such non-cash accruals ultimately may not be realized.

Structured Notes. The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. These types of investments may generate taxable income.

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OTHER INVESTMENT COMPANIES

The Fund may invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares, or during periods when there is a shortage of attractive municipal securities available in the market. The Fund may invest in investment companies that are advised by NFALLC, Nuveen Asset Management or their respective affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Fund will consider its investment in underlying investment companies when determining its compliance with its policy to invest at least 80% of its net assets in municipal securities, the income from which is exempt from regular federal and California income taxes.

Nuveen Asset Management will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available municipal security instruments. In addition, because the securities of other investment companies may be leveraged and subject to the same leverage risk, the Fund may indirectly be subject to those risks described in the Prospectus. Market value will tend to fluctuate more than the yield generated by unleveraged shares.

PORTFOLIO TRADING AND TURNOVER RATE

Portfolio trading may be undertaken to accomplish the Fund’s investment objective. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Nuveen Asset Management believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such securities, as compared with other securities of like quality and characteristics. The Fund may also engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, but the Fund will not engage in trading solely to recognize a gain.

The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objective. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is generally not expected to exceed 40% under normal circumstances. For the fiscal year ended March 31, 2017, the Fund’s portfolio turnover rate was 24%. However, there are no limits on the Fund’s rate of portfolio turnover, and investments may be sold without regard to length of time held when, in Nuveen Asset Management’s opinion, investment considerations warrant such action. A higher portfolio turnover rate would result in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. Although these commissions and expenses are not reflected in the Fund’s “Total Annual Expenses” in the Prospectus, they will be reflected in the Fund’s total return. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See “Tax Matters.”

NO PREFERRED SHARES

Unless otherwise approved by shareholders, the Fund will not leverage its capital structure by issuing senior securities such as preferred shares or debt instruments. However, the Fund may borrow for temporary, emergency or other purposes as permitted by the 1940 Act and invest in certain instruments, including inverse floating rate securities, that have the economic effect of financial leverage.

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MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

The management of the Fund, including general supervision of the duties performed for the Fund under the Investment Management Agreement (as defined under “Investment Adviser, Sub-Adviser and Portfolio Manager—Investment Management Agreement and Related Fees”), is the responsibility of the Board. The number of trustees of the Fund is twelve, two of whom are “interested persons” (as the term “interested person” is defined in the 1940 Act) and ten of whom are not interested persons (referred to herein as “independent trustees”). None of the independent trustees has ever been a director, trustee or employee of, or consultant to, Nuveen Investments, NFALLC, Nuveen Asset Management, or their affiliates. The Board is divided into three classes, Class I, Class II and Class III, the Class I trustees serving until the 2019 annual meeting, the Class II trustees serving until the 2017 annual meeting and the Class III trustees serving until the 2018 annual meeting, in each case until their respective successors are elected and qualified, as described below. Currently, William C. Hunter, Judith M. Stockdale, Carole E. Stone and Margaret L. Wolff are slated in Class I, William Adams IV, David J. Kundert, John K. Nelson and Terence J. Toth are slated in Class II, and Margo L. Cook, Jack B. Evans, Albin F. Moschner, and William J. Schneider are slated in Class III. If the Fund has preferred shares outstanding, two of the Fund’s trustees will be elected by the holders of such preferred shares, voting separately as a class. The remaining trustees of the Fund are elected by holders of Common Shares and preferred shares, voting separately as a class. In the event that the Fund fails to pay dividends on outstanding preferred shares for two years, holders of preferred shares are entitled to elect a majority of trustees of the Fund. The officers of the Fund serve annual terms through August of each year and are elected on an annual basis. The names, business addresses and years of birth of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. Except as noted in the table below, the trustees of the Fund are directors or trustees, as the case may be, of 176 Nuveen-sponsored registered investment companies (the “Nuveen Funds”), which include 92 open-end mutual funds (the “Nuveen Mutual Funds”), 74 closed-end funds and ten exchange-traded funds.

Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past Five Years
Independent Trustees:
William J. Schneider 333 West Wacker Drive Chicago, IL 60606 (1944)	Chairman of the Board and Trustee	Term—Class III Length of service— Since 1996	Chairman of Miller- Valentine Partners, a real estate investment company; Board Member, WDPR Public Radio; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; formerly, Director Dayton Development Coalition; formerly, Board Member, Business Advisory Council, Cleveland Federal Reserve Bank and University or Dayton Business School Advisory Council.	176	None

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past Five Years
Jack B. Evans 333 West Wacker Drive Chicago, IL 60606 (1948)	Trustee	Term—Class III Length of Service— Since 1999	President, The Hall- Perrine Foundation, a private philanthropic corporation (since 1996); Director, American Board of Orthopaedic Surgery (since 2017); Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System; formerly, Director, The Gazette Company.	176	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy.

William C. Hunter 333 West Wacker Drive Chicago, IL 60606 (1948)	Trustee	Term—Class I Length of Service— Since 2003	Dean Emeritus, formerly, Dean (2006-2012), Tippie College of Business, University of Iowa; past Director (2005-2015) and past President (2010-2014) of Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance (2003-2006), School of Business at the University of Connecticut; previously, Senior Vice President and Director of Research (1995-2003) at the Federal Reserve Bank of Chicago.	176	Director (since 2009) of Wellmark, Inc.; Director (since 2004) of Xerox Corporation.

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past Five Years
David J. Kundert 333 West Wacker Drive Chicago, IL 60606 (1942)	Trustee	Term—Class II Length of Service— Since 2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Member of the Board of Trustees, Milwaukee Repertory Theater.	176	None

Albin F. Moschner 333 West Wacker Drive Chicago, IL 60606 (1952)	Trustee	Term—Class III Length of Service— Since 2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011) and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).	176	Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past Five Years
John K. Nelson 333 West Wacker Drive Chicago, IL 60606 (1962)	Trustee	Term—Class II Length of Service— Since 2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012- 2014); former Chairman of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996- 2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	176	None

Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606 (1947)	Trustee	Term—Class I Length of Service— Since 1997	Board Member of the U.S. Endowment for Forestry and Communities (since 2013); Board Member of the Land Trust Alliance; formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	176	None

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past Five Years
Carole E. Stone 333 West Wacker Drive Chicago, IL 60606 (1947)	Trustee	Term—Class I Length of Service— Since 2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	176	Director, CBOE Holdings, Inc. (since 2010).

Terence J. Toth 333 West Wacker Drive Chicago, IL 60606 (1959)	Trustee	Term—Class II Length of Service— Since 2008	Co-Founding Partner, Promus Capital (since 2008); Director of Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); formerly, Director, LogicMark LLC (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member of Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and is Chair of its Investment Committee; formerly, Member, Chicago Fellowship Board (2005-2016); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	176	None

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past Five Years
Margaret L. Wolff 333 West Wacker Drive Chicago, IL 60606 (1955)	Trustee	Term—Class I Length of Service— Since 2016	Formerly, Of Counsel (2005-2014), Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011- 2015) of the Board of Trustees of Mt. Holyoke College.	176	Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.)

Robert L. Young(1) 333 West Wacker Drive Chicago, IL 60606 1963	Trustee	Term—Indefinite Length of Service— Since July 1, 2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	174	None

(1)	Effective July 1, 2017, Mr. Young was appointed as a director or trustee, as the case may be of each of the Nuveen Funds except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past Five Years
Interested Trustees:
Margo L. Cook(1) 333 West Wacker Drive Chicago, IL 60606 (1964)	Trustee	Term—Class III Length of Service— Since 2016	President (since 2017), formerly, Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; Executive Vice President (since February 2017) of Nuveen, LLC; Co-President (since October 2016), formerly, Senior Executive Vice President (2015-2016), formerly, Executive Vice President (2011-2015) of Nuveen Fund Advisors, LLC; Co-Chief Executive Officer and Co-President, Global Products and Solutions (since January 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; formerly, Managing Director—Investment Services of Nuveen Commodities Asset Management, LLC (2011-2016); Chartered Financial Analyst.	176	None

(1)	Ms. Cook is an “interested person” of the Fund, as defined in the 1940 Act, by reason of her positions with Nuveen Investments and certain of its subsidiaries.

OFFICERS OF THE FUND:

Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupations Including Other Directorships During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Cedric H. Antosiewicz* 333 West Wacker Drive Chicago, IL 60606 (1962)	Chief Administrative Officer	Term—Until August 2017— Length of Service— Since 2007	Senior Managing Director (since January 2017), formerly, Managing Director (2004-2017) of Nuveen Securities LLC; Senior Managing Director (since January 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.	75

Lorna C. Ferguson* 333 West Wacker Drive Chicago, IL 60606 (1945)	Vice President	Term—Until August 2017— Length of Service— Since 1998	Senior Managing Director (since February 2017), formerly, Managing Director (2004-2017) of Nuveen.	177

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupations Including Other Directorships During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Stephen D. Foy* 333 West Wacker Drive Chicago, IL 60606 (1954)	Vice President and Controller	Term—Until August 2017— Length of Service— Since 1993	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	177

Nathaniel T. Jones* 333 West Wacker Drive Chicago, IL 60606 (1979)	Vice President and Treasurer	Term—Until August 2017— Length of Service— Since 2016	Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Chartered Financial Analyst.	177

Walter M. Kelly* 333 West Wacker Drive Chicago, IL 60606 (1970)	Chief Compliance Officer and Vice President	Term—Until August 2017— Length of Service— Since 2003	Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen.	177

David J. Lamb* 333 West Wacker Drive Chicago, IL 60606 (1963)	Vice President	Term—Until August 2017— Length of Service— Since 2015	Managing Director (since January 2017), formerly, Senior Vice President of Nuveen (2006-2017), Vice President prior to 2006.	75

Tina M. Lazar* 333 West Wacker Drive Chicago, IL 60606 (1961)	Vice President	Term—Until August 2017— Length of Service— Since 2002	Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	177

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupations Including Other Directorships During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy* 333 West Wacker Drive Chicago, IL 60606 (1966)	Vice President and Assistant Secretary	Term—Until August 2017— Length of Service— Since 2007

Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Vice President (since 2010) and Secretary (since 2016) of Nuveen Commodities Asset Management, LLC, formerly Assistant Secretary (2010-2016).

177

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupations Including Other Directorships During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Kathleen L. Prudhomme* 901 Marquette Avenue Minneapolis, MN 55402 (1953)	Vice President and Assistant Secretary	Term—Until August 2017— Length of Service— Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004–2010).	177

Christopher M. Rohrbacher* 333 West Wacker Drive Chicago, Illinois 60606 (1971)	Vice President and Assistant Secretary	Term—Until August 2017 Length of Service— Since 2008	Managing Director (since February 2017), formerly, Senior Vice President (October 2016-February 2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC; Managing Director (since January 2017) of Nuveen Securities, LLC; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	177

Joel T. Slager* 333 West Wacker Drive Chicago, IL 60606 (1978)	Vice President and Assistant Secretary	Term—Until August 2017 Length of Service— Since 2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (2010-2013).	177

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupations Including Other Directorships During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Gifford R. Zimmerman* 333 West Wacker Drive Chicago, Illinois 60606 (1956)	Vice President and Assistant Secretary	Term—Until August 2017 Length of Service— Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017) Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC (since 2010); Chartered Financial Analyst.	177

*	Each officer also serves as an officer of the Diversified Real Asset Income Fund, a closed-end management investment company advised by NFALLC but not overseen by the Board.

Board Leadership Structure and Risk Oversight

The Board of Directors or the Board of Trustees (as the case may be, each is referred to hereafter as the “Board” and the trustees or directors of the Nuveen Funds, as applicable, are referred to herein as “Trustees”) oversees the operations and management of the Nuveen Fund (the “Nuveen Funds”), including the duties performed for the Nuveen Funds by NFALLC and each Nuveen Fund’s Sub-adviser, as applicable. The Board has adopted a unitary board structure. A unitary board consists of one group of trustees who serve on the board of every fund in the complex. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board, the overall composition of which, will, as a body, possess the appropriate skills, independence and experience to oversee the Nuveen Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Trustees consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Trustees.

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The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Trustees across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over NFALLC and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an independent trustee. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Accordingly, the Trustees have elected William J. Schneider as the Independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Trustees are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Trustees and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Trustees to focus on particular operations or issues affecting the Nuveen Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Trustees among the different committees allows the Trustees to gain additional and different perspectives of the Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Closed-End Funds Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Nominating and Governance Committee. The Board also may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are William J. Schneider, Chair, Margo L. Cook, and Terence J. Toth. During the fiscal year ended March 31, 2017, the Executive Committee did not meet.

The Dividend Committee is authorized to declare distributions on the Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are William C. Hunter, Chair, Judith M. Stockdale and Terence J. Toth. During the fiscal year ended March 31, 2017, the Dividend Committee met four (4) times.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Nuveen Funds that are not otherwise the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Nuveen Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Nuveen Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

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In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Nuveen Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Nuveen Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Nuveen Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Nuveen Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen Investments regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are William C. Hunter, Albin F. Moschner, John K. Nelson, Chair, Judith M. Stockdale, Margaret L. Wolff and Robert L. Young. During the fiscal year ended March 31, 2017, the Compliance Committee met five (5) times.

The Audit Committee assists the Board in the oversight and monitoring of the accounting and reporting policies, processes and practices of the Nuveen Funds, and the audits of the financial statements of the Nuveen Funds; the quality and integrity of the financial statements of the Nuveen Funds; the Nuveen Funds’ compliance with legal and regulatory requirements relating to the Nuveen Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Nuveen Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Nuveen Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Nuveen Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Nuveen Funds’ securities brought to its attention and considers the risks to the Nuveen Funds in assessing the possible resolutions to these matters. The Audit Committee also may consider any financial risk exposures for the Nuveen Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Nuveen Funds and NFALLC’s internal audit group at Nuveen Investments. The Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Nuveen Funds’ financial statements. The committee operates under a written charter adopted and approved by the Board. Members of the Audit Committee shall be independent (as set forth in the charter) and free of any relationship that, in the opinion of the trustees, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Jack B. Evans, Chair, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth, each of whom is an Independent Trustee of the Nuveen Funds. During the fiscal year ended March 31, 2017, the Audit Committee met four (4) times.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and

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Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Nuveen Funds’ business.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of trustees; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with members of the Board; and periodically reviews and makes recommendations about any appropriate changes to Trustee compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including suggestions from Fund security holders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen LLC, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Trustees and reserves the right to interview any and all candidates and to make the final selection of any new Trustees. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Trustee candidate, independence from NFALLC, Nuveen Asset Management, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Trustees at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board members. The committee operates under a written charter adopted and approved by the Board. This committee is composed of the Independent Trustees of the Nuveen Funds. The members of the Nominating and Governance Committee are William J. Schneider, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, Albin F. Moschner, John K. Nelson, Judith M. Stockdale, Carole E. Stone, Terence J. Toth, Margaret L. Wolff and Robert L. Young. During the fiscal year ended March 31, 2017, the Nominating and Governance Committee met seven (7) times.

The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as closed-end management investment companies (“Closed-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Funds Committee are Carole E. Stone, Chair, Jack B. Evans, Albin F. Moschner, John K. Nelson, William J. Schneider and Terence J. Toth. During the fiscal year ended March 31, 2017, the Closed-End Funds Committee met four (4) times.

Board Diversification and Trustee Qualifications

Listed below for each current Board member are the experiences, qualifications, attributes and skills that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a Trustee of the Nuveen Funds.

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Margo L. Cook. Ms. Cook, an interested Trustee of the Nuveen Funds, is President (since 2017), formerly, Co-President of Nuveen Investments (2016-2017), prior to which she had been Senior Executive Vice President of Nuveen Investments (2015-2016). Ms. Cook is a member of the Senior Leadership Team and Executive Vice President (since February 2017) of Nuveen, LLC, as well as co-chair of Nuveen Investment’s Management and Operating Committees. She is Co-President (since October 2016), formerly, Senior Executive Vice President (2015-2016) of NFALLC and Co-Chief Executive Officer and Co-President Global Products and Solutions and Co-Chief Executive Officer of Nuveen Securities. Since joining in 2008, she has held various leadership roles at Nuveen Investments, including as Head of Investment Services, responsible for investment-related efforts across the firm. Ms. Cook also serves on the Board of Nuveen Global Fund Investors. Before joining Nuveen Investments, she was the Global Head of Bear Stearns Asset Management’s institutional business. Prior to that, she spent over 20 years within BNY Mellon’s asset management business; including as Chief Investment Officer for Institutional Asset Management and Head of Institutional Fixed Income. Ms. Cook earned her bachelor’s degree in finance from the University of Rhode Island, her Executive MBA from Columbia University, and is a Chartered Financial Analyst. She serves as Vice Chair of The University of Rhode Island Foundation Board of Trustees and Chair of the All Stars Project of Chicago Board.

Jack B. Evans. Mr. Evans has served as President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. He was a member of the Board of the Federal Reserve Bank of Chicago as well as a Director of Alliant Energy and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the American Board of Orthopaedic Surgery and is a Life Trustee of Coe College. He has a Bachelor of Arts from Coe College and a M.B.A. from the University of Iowa.

William C. Hunter. Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the College on July 1, 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business since June 2003. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western Europe, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is a past Director and a past President of Beta Gamma Sigma, Inc., the International Business Honor Society.

David J. Kundert. Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, President and CEO of Banc One Investment Advisors Corporation, and President of One Group Mutual Funds. Prior to the merger between Banc One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Banc One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Mr. Kundert recently retired as a Director of the Northwestern Mutual Wealth Management Company (2006-2013). He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and he is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He is a Regent Emeritus and Member of the Investment Committee of Luther College. He also is a member of the Board of Directors (Milwaukee) of College Possible and on the Board of Trustees of the Milwaukee Repertory Theater (since 2016). He received his Bachelor of Arts from Luther College, and his Juris Doctor from Valparaiso University.

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Albin F. Moschner. Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was as a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995. Since 2012, Mr. Moschner has been a member of the Board of Directors of USA Technologies, Inc. and, from 1996 until 2016, he was a member of the Board of Directors of Wintrust Financial Corporation. In addition, he currently serves on the Advisory Boards of the Kellogg School of Management (since 1995) and the Archdiocese of Chicago Financial Council (since May 2012). Mr. Moschner received a Bachelor of Engineering degree in Electrical Engineering from The City College of New York in 1974 and a Master of Science degree in Electrical Engineering from Syracuse University in 1979.

John K. Nelson. Mr. Nelson is currently on the Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States, and during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves as a director of The Curran Center for Catholic American Studies, and The President’s Council. He is also a member of The Economic Club of Chicago. He was formerly a senior external advisor to the financial services practice of Deloitte Consulting LLP, formerly a member of the Hyde Park Angels, and was formerly a Trustee at St. Edmund Preparatory School in New York City. He formerly served as the Chairman of The Board of Trustees of Marian University. Mr. Nelson graduated and received his MBA from Fordham University.

William J. Schneider. Mr. Schneider, the Nuveen Funds’ Independent Chairman, is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners, a real estate investment company. He is an owner in several other Miller-Valentine Group entities. He is currently a member of the board of WDPR Public radio station. He is formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider was also a member of the Business Advisory Council for the University of Dayton College of Business. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Judith M. Stockdale. Ms. Stockdale retired in 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Low country of South Carolina. She is currently a board member of the U.S. Endowment for Forestry and Communities (since November 2013) and rejoined the board of the Land Trust Alliance in June 2013. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Advisory Councils of the National Zoological Park, the Governor’s Science Advisory Council (Illinois) and the Nancy Ryerson Ranney Leadership Grants Program. She has served on the boards of Brushwood Center and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

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Carole E. Stone. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. She has also served as the Chair of the New York Racing Association Oversight Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts from Skidmore College in Business Administration.

Terence J. Toth. Mr. Toth is a Co-Founding Partner of Promus Capital (since 2008). From 2012 to 2016, he was a Director of LogicMark LLC. From 2008 to 2013, he was a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Board of Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and Catalyst Schools of Chicago. He is on the Mather Foundation Board (since 2012) and is the Chair of its Investment Committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his M.B.A. from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Margaret L. Wolff. Ms. Wolff retired from Skadden, Arps, Slate, Meagher & Flom LLP in 2014 after more than 30 years of providing client service in the Mergers & Acquisitions Group. During her legal career, Ms. Wolff devoted significant time to advising boards and senior management on U.S. and international corporate, securities, regulatory and strategic matters, including governance, shareholder, fiduciary, operational and management issues. Since 2013, she has been a Board member of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each of which is a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.). Ms. Wolff has been a trustee of New York-Presbyterian Hospital since 2005 and, since 2004, she has served as a trustee of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults) where she currently is the Chair. From 2005 to 2015, she was a trustee of Mt. Holyoke College and served as Vice Chair of the Board from 2011 to 2015. Ms. Wolff received her Bachelor of Arts from Mt. Holyoke College and her Juris Doctor from Case Western Reserve University School of Law.

Robert L. Young. Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice. Mr. Young holds a Bachelor of Business Administration degree in Accounting from the University of Dayton and, from 2008 to 2011, he served on the Investment Committee of its Board of Trustees.

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Independent Chairman

The Trustees have elected William J. Schneider as the independent Chairman of the Board. Specific responsibilities of the Chairman include (a) presiding at all meetings of the Board and of the shareholders; (b) seeing that all orders and resolutions of the trustees are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the trustees and the shareholders.

Class I Trustees will serve until the annual meeting of shareholders in 2019; Class II Trustees will serve until the annual meeting of shareholders in 2017; and Class III Trustees will serve until the annual meeting of shareholders in 2018. As each Trustee’s term expires, shareholders will be asked to elect trustees and such trustees shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board. See “Certain Provisions in the Declaration of Trust and By-Laws” in the Prospectus.

SHARE OWNERSHIP

The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of August 1, 2017:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Margo L. Cook	None	Over $	100,000
Jack B. Evans	None	Over $	100,000
William C. Hunter	None	Over $	100,000
David J. Kundert	None	Over $	100,000
Albin F. Moschner	None		None
John K. Nelson	None	Over $	100,000
William S. Schneider	None	Over $	100,000
Judith M. Stockdale	None	Over $	100,000
Carole E. Stone .	None	Over $	100,000
Terence J. Toth	None	Over $	100,000
Margaret L. Wolff	None	Over $	100,000
Robert L. Young*	None		None

*	Mr. Young was appointed to the Board effective July 1, 2017.

As of August 1, 2017, the officers and Directors as a group beneficially owned less than 1% of any class of the Fund’s outstanding securities. As of August 1, 2017, none of the disinterested Trustees or their immediate family members owned, beneficially, or of record, any securities in (i) an investment adviser or principal underwriter of the Fund or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

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5% Shareholders

The following table sets forth the percentage ownership of each person who, as of August 1, 2017, owned of record, or was known by the Fund to own of record or beneficially, 5% or more of any class of the Fund’s equity securities:*

Name of Equity Security	Name and Address of Owner	% of Record Ownership*
Common Shares	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	5.02%

*	The information contained in this table is based on a Schedule 13G filing made January 27, 2017.

COMPENSATION

The following table shows, for each independent trustee, (1) the aggregate compensation paid by the Fund for its fiscal year ended March 31, 2017, (2) the amount of total compensation paid by the Fund that has been deferred and (3) the total compensation paid to each Trustee by the Nuveen Funds during the calendar year ended December 31, 2016. The Fund does not have a retirement or pension plan. The officers and Trustees affiliated with Nuveen Investments serve without any compensation from the Fund. Certain of the Nuveen Funds have a deferred compensation plan (the “Compensation Plan”) that permits any Trustee who is not an “interested person” of certain Nuveen Funds to elect to defer receipt of all or a portion of his or her compensation as a Trustee. The deferred compensation of a participating Trustee is credited to the book reserve account of a Nuveen Fund when the compensation would otherwise have been paid to the Trustee. The value of the Trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. At the time for commencing distributions from a trustee’s deferral account, the trustee may elect to receive distributions in a lump sum or over a period of five years. The Fund will not be liable for any other Nuveen Fund’s obligations to make distributions under the Plan.

	Aggregate Compensation from Fund(1)	Amount of Total Compensation From the Fund That Has Been Deferred(2)	Total Compensation from Fund and Fund Complex(3)
Jack B. Evans	$272	$27	$354,312
William C. Hunter	257	—	332,500
David J. Kundert	282	282	354,764
Albin F. Moschner(4)	116	—	70,000
John K. Nelson	281	—	350,375
William J. Schneider	327	327	393,412
Judith M. Stockdale	253	25	327,644
Carole E. Stone	279	143	346,482
Terence J. Toth	269	—	349,767
Margaret L. Wolff(5)	224	79	205,819

(1)	The compensation paid, including deferred amounts, to the independent trustees for the fiscal year ended March 31, 2017 for services to the Fund.
(2)	Pursuant to a deferred compensation agreement with certain of the Nuveen Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. Total deferred fees for the Fund (including the return from the assumed investment in the eligible Nuveen Funds) payable are stated above.

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(3)	Based on the compensation paid (including any amounts deferred) for the calendar year ended December 31, 2016 for services to the Nuveen open-end and closed-end funds. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.
(4)	Mr. Moschner was appointed to the Board of the Nuveen Funds effective July 1, 2016.
(5)	Ms. Wolff was appointed to the Board effective February 15, 2016.

Effective January 1, 2017, Independent trustees receive a $170,500 annual retainer, increased from $177,000 as of January 1, 2017 plus (a) a fee of $5,750 per day, which is increased from $5,500 per day as of January 1, 2016 for attendance in person or by telephone at regularly scheduled Meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, nonregularly scheduled Board Meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in-person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in-person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in-person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in-person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in-person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in-person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in-person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in-person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $80,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Closed-End Funds Committee receive $12,500 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent trustees also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen Funds on days on which no board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund. In certain instances fees and expenses will be allocated only to those Nuveen Funds that are discussed at a given meeting.

The Fund has no employees. Its officers are compensated by Nuveen Investments or its affiliates.

INVESTMENT ADVISER, SUB-ADVISER AND PORTFOLIO MANAGER

Investment Adviser.    Nuveen Fund Advisors, LLC (“NFALLC”), the Fund’s investment adviser, is responsible for overseeing the Fund’s overall investment strategy and implementation. NFALLC offers advisory and investment management services to a broad range of investment company clients. NFALLC has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. NFALLC is

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located at 333 West Wacker Drive, Chicago, Illinois 60606. NFALLC is an indirect subsidiary of Nuveen, LLC (“Nuveen”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of June 30, 2017, Nuveen managed approximately $929 billion in assets, of which approximately $134 billion was managed by NFALLC.

Investment Management Agreement and Related Fees.    Pursuant to an investment management agreement between NFALLC and the Fund (the “Investment Management Agreement”), the Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by NFALLC. The Fund’s management fee is separated into two components—a complex-level component, based on the aggregate amount of all fund assets managed by NFALLC, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by NFALLC.

Fund-Level Fee.    Through July 31, 2016, the annual fund-level fee for the Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.1000%
For the next $125 million	0.0875%
For the next $250 million	0.0750%
For the next $500 million	0.0625%

Effective August 1, 2016, the annual fund-level fee for the Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.1000%
For the next $125 million	0.0875%
For the next $250 million	0.0750%
For the next $500 million	0.0625%
For the next $1 billion	0.0500%
For the next $3 billion	0.0250%
For managed assets over $5 billion	0.0125%

Complex-Level Fee.    The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule, by the Fund’s daily net assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%

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Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*	For the complex-level fee, “Managed Assets” include closed-end fund assets managed by NFALLC that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by NFALLC as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with NFALLC’s assumption of the management of the former First American Funds effective January 1, 2011. As of March 31, 2017, the complex-level fee rate for the Fund was 0.1613%.

The following table sets forth the management fee paid by the Fund for the last three fiscal years:

	Management Fee Net of Expense Reimbursement for the Fiscal Year Ended	Expense Reimbursement for the Fiscal Year Ended
Fiscal year ended March 31, 2015	$254,111	$—
Fiscal year ended March 31, 2016	$254,570	$—
Fiscal year ended March 31, 2017	$255,190	$—

In addition to the fee of NFALLC, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with NFALLC and Nuveen Asset Management), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

A discussion regarding the Board’s most recent approval of the Investment Management Agreement may be found in the Fund’s semi-annual report to shareholders dated September 30 of each year.

Investment Sub-Adviser.     Pursuant to a sub-advisory agreement between NFALLC and Nuveen Asset Management (the “Sub-Advisory Agreement”), Nuveen Asset Management, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s sub-adviser. Nuveen Asset Management, a registered investment adviser is a wholly-owned subsidiary of NFALLC. Nuveen Asset Management oversees day-to-day operations and provides portfolio management services to the Fund. Pursuant to the Sub-Advisory Agreement, Nuveen Asset Management is compensated for the services it provides to the Fund with a portion of the management fee NFALLC receives from the Fund. NFALLC and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Sub-Advisory Agreement and Related Fees.    Pursuant to the Sub-Advisory Agreement, Nuveen Asset Management receives from NFALLC a management fee equal to 42.8571% of NFALLC’s net management fee from the Fund. NFALLC and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

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The following table sets forth the management fee paid by NFALLC to Nuveen Asset Management for the last three fiscal years:

Sub-Advisory Fee Paid by NFALLC to Nuveen Asset Management
Fiscal year ended March 31, 2015	$108,905
Fiscal year ended March 31, 2016	$109,101
Fiscal year ended March 31, 2017	$109,367

A discussion regarding the basis for the Board’s most recent approval of the Sub-Advisory Agreement for the Fund may be found in the Fund’s semi-annual report to shareholders dated September 30 of each year.

Portfolio Manager.    Unless otherwise indicated, the information below is provided as of the date of this SAI.

Portfolio Management. Scott R. Romans, PhD, Senior Vice President of Nuveen Asset Management, joined Nuveen Investments in 2000 as a senior analyst in the education sector. In 2003, he was assigned management responsibility for several closed- and open-ended municipal bond funds, most of which are state funds covering California and other western states. Currently, he manages investments for 14 Nuveen-sponsored investment companies. He holds an undergraduate degree from the University of Pennsylvania and an MA and PhD from the University of Chicago.

Other Accounts Managed. The Portfolio Manager also has responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts is set forth below.

	Number of Other Accounts Managed and Assets by Account Type as of March 31, 2017
Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Scott R. Romans	Registered Investment Companies	13	$13.28 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	2	$1.02 million

*	Assets are as of March 31, 2017. None of the assets in these accounts are subject to an advisory fee based on performance.

As shown in the above table, the Portfolio Manager may manage accounts in addition to the Fund. The potential for conflicts of interest exists when a portfolio manager manages other accounts with similar investment objectives and strategies to the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing NFALLC’s clients’ portfolios is organized according to investment strategies. Generally, client portfolios with similar strategies are managed using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and sector exposures tend to be similar across similar portfolios which minimizes the potential for conflicts of interest.

NFALLC may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Portfolio Manager by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities.

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Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest.

Nuveen Asset Management has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example, orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with Nuveen Asset Management’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders will be allocated among the participating accounts on a pro-rata average price basis as well.

Compensation. The Portfolio Manager’s compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Base pay. Base pay is determined based upon an analysis of the Portfolio Manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus. The Portfolio Manager is eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of the Portfolio Manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three- or five-year periods unless the Portfolio Manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by the Portfolio Manager’s supervisor taking into consideration a number of factors, including the Portfolio Manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing the Portfolio Manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

Material conflicts of interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

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With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for the Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Fund shares owned by the Portfolio Manager. As of March 31, 2017, the Portfolio Manager beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) shares of the Fund having values within the indicated dollar range.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Scott R. Romans	None

CODE OF ETHICS

The Fund, NFALLC, Nuveen Asset Management, Nuveen Securities and other related entities have adopted a combined code of ethics (the “Code of Ethics”) that essentially prohibits certain of their personnel, including the Portfolio Manager, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Personnel subject to the Code of Ethics may purchase shares of the Fund subject to the restriction set forth in the Code of Ethics. While personnel subject to the Code of Ethics may generally invest in securities in which the Fund may also invest, portfolio managers of municipal bond funds, such as the Fund, may not do so. Text-only versions of the Code of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. In addition, a copy of the Code of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

PROXY VOTING POLICIES

The Fund invests its assets generally in municipal securities. On rare occasions the Fund may acquire, directly or through a special purpose vehicle, equity securities of certain issuers whose securities the Fund already owns when such securities have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond

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issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer’s credit problem. In the course of exercising control of a distressed municipal issuer, Nuveen Asset Management may pursue the Fund’s interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. Nuveen Asset Management does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, but nevertheless provides reports to the Fund’s Board of Directors on its control activities on a quarterly basis.

In the rare event that a municipal issuer held by the Fund were to issue a proxy, or that the Fund were to receive a proxy issued by a cash management security, Nuveen Asset Management would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund’s Board of Directors or its representative. In the case of a conflict of interest, the proxy would be submitted to the Fund’s Board to determine how the proxy should be voted. A member of Nuveen Asset Management’s legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the Fund’s Board of Directors and made available to shareholders as required by applicable rules. If applicable, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (800) 257-8787 or from the Fund’s website at http://www.nuveen.com, and on the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board, Nuveen Asset Management is responsible for decisions to purchase and sell securities for the Fund, the negotiation of the prices to be paid and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the Fund of brokerage commissions. There generally is no stated commission in the case of securities traded in the over-the-counter (“OTC”) market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. Transactions in the OTC market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting OTC transactions. The Fund may place its OTC transactions either directly with principal market makers, or with broker-dealers if that is consistent with Nuveen Asset Management’s obligation to obtain best qualitative execution. In certain instances, the Fund may make purchases of underwritten issues at prices that include underwriting fees.

Portfolio securities may be purchased directly from an underwriter or in the OTC market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen Investments or its affiliates or affiliates of NFALLC except in compliance with the 1940 Act.

It is Nuveen Asset Management’s policy to seek the best execution under the circumstances of each trade. Nuveen Asset Management will evaluate price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be Nuveen Asset Management’s practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Asset Management. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Asset Management’s own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Asset Management’s expenses. While Nuveen Asset Management will be primarily responsible for the placement of the business of the Fund, Nuveen Asset Management’s policies and practices in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of the Fund.

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Nuveen Asset Management may manage other investment accounts and investment companies for other clients that may invest in the same types of securities as the Fund and that may have investment objectives similar to those of the Fund. Nuveen Asset Management seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by the Fund and another advisory account. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where Nuveen Asset Management reasonably determines that departure from a pro rata allocation is advisable. There may also be instances where the Fund will not participate at all in a transaction that is allocated among other accounts. While these allocation procedures could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board that the benefits available from Nuveen Asset Management’s management outweigh any disadvantage that may arise from Nuveen Asset Management’s larger management activities and its need to allocate securities.

Substantially all of the Fund’s trades are effected on a principal basis. The following table sets forth the aggregate amount of brokerage commissions paid by the Fund for the last three fiscal years:

Fiscal Year Ended	Brokerage Commissions Paid
Fiscal year ended March 31, 2015	$—
Fiscal year ended March 31, 2016	$—
Fiscal year ended March 31, 2017	$—

During the fiscal year ended March 31, 2017, the Fund did not pay commissions to brokers in return for research services or hold any securities of its regular broker-dealers.

NET ASSET VALUE

The Fund’s net asset value per share is determined as of the close of regular session trading (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange (the ”NYSE”) is open for business. Net asset value is calculated by taking the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Fund’s Board or its delegate, Nuveen Asset Management.

In determining net asset value, securities and other assets for which market quotations are available are valued daily at market value and expenses are accrued and applied daily. The prices of fixed income securities are provided by a pricing service and are based on the mean between the bid and asked price. When price quotes are not readily available, which is typically the case for municipal bonds, the pricing service establishes a security’s fair value based on various factors, including prices of comparable fixed income securities utilizing a matrix pricing system. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be different from the value realized upon the sale of the security.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities that may not be publicly sold without registration under the 1933 Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the

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calculation of net asset value; a security with respect to which an event has occurred that is likely to make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” As a general principle, the current “fair value” of a security would be the amount that the owner might reasonably expect to receive for it upon its current sale. A variety of factors may be considered in determining the fair value of such securities.

DISTRIBUTIONS

The Fund pays regular monthly distributions to Common Shareholders at a level rate (stated in terms of a fixed cents per share of Common Shares dividend rate) that reflects the past and projected performance of the Fund.

To permit the Fund to maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of net investment income earned in a particular period. Such undistributed net investment income would be available to supplement future distributions, including distributions that might otherwise have been reduced by a decrease in the Fund’s monthly net income due to fluctuations in investment income or expenses. As a result, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income actually earned by the Fund during such period. However, the Fund intends to maintain distributions of net investment income for any period in amounts sufficient to qualify for treatment under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) as a regulated investment company (as explained more fully below in “Tax Matters”). Undistributed net investment income will be added to the Fund’s net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund’s net asset value.

As explained more fully below in “Tax Matters,” at least annually, the Fund intends to distribute to Common Shareholders any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gain. The Fund will pay federal income tax on any net capital gain not used to pay distributions to shareholders. Provided the Fund satisfies certain requirements, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained net capital gain in their income for the year as a long-term capital gain (regardless of their holding period in the Common Shares), will be deemed to have paid their proportionate shares of the tax paid by the Fund, and will be entitled to income tax credits or refunds for the tax deemed paid on their behalf by the Fund.

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time, subject to a finding by the Fund’s Board that such change is in the best interests of the Fund and its Common Shareholders.

DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), you may elect to have all dividends, including any capital gain dividends, on your Common Shares automatically reinvested by the Plan Agent (defined below) in additional Common Shares under the Plan. You may elect to participate in the Plan by contacting Nuveen Investor Services at (800) 257-8787. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you or your brokerage firm by State Street Bank and Trust Company as dividend paying agent (the “Plan Agent”).

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If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)	If Common Shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then current market price;

(2)	If Common Shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments; or

(3)	If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Upon a repurchase of your shares, the Fund (or its administrative agent) may be required to report to the IRS and furnish to you cost basis and holding period information for the Fund’s shares purchased on or after January 1, 2012 (“covered shares”).

For shares of the Fund held in the Plan, you are permitted to elect from among several permitted cost basis methods. In the absence of an election, the Plan will use first-in first-out (“FIFO”) methodology for tracking and reporting your cost basis on covered shares as its default cost basis method. The cost basis method you use may not be changed with respect to a repurchase of shares after the settlement date of the repurchase. You should consult with your tax advisors to determine the best permitted cost basis method for your tax situation and to obtain more information about how the new cost basis reporting rules apply to you.

Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due, if any, upon receiving dividends and distributions.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

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The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from State Street Bank and Trust Company, Attn: ComputerShare Nuveen Investments, P.O. Box 43071, Providence, Rhode Island 02940-3071, (800) 257-8787.

PLAN OF DISTRIBUTION

The Fund may sell the Common Shares offered under the Prospectus and this SAI through

•	at-the-market transactions;

•	underwriting syndicates; and

•	privately negotiated transactions.

The Fund will bear the expenses of the Offering, including but not limited to, the expense of preparing the Prospectus and this SAI for the Offering, and the expense of counsel and auditors in connection with the Offering.

Distribution Through At-The-Market Transactions

The Fund has entered into a distribution agreement with Nuveen Securities (the “Distribution Agreement”), which has been filed as an exhibit to the Registration Statement of which this SAI is a part. The summary of the Distribution Agreement contained herein is qualified by reference to the Distribution Agreement. Subject to the terms and conditions of the Distribution Agreement, the Fund may from time to time issue and sell its Common Shares through Nuveen Securities to certain broker-dealers which have entered into selected dealer agreements with Nuveen Securities. Currently, Nuveen Securities has entered into a selected dealer agreement (the “Selected Dealer Agreement”) with UBS Securities LLC (“UBS”) pursuant to which UBS will be acting as the exclusive subplacement agent with respect to at-the-market offerings of Common Shares. The Selected Dealer Agreement has been filed as an exhibit to the Registration Statement of which this Prospectus is a part. The summary of the Selected Dealer Agreement contained herein is qualified by reference to the Selected Dealer Agreement.

Common Shares will only be sold on such days as shall be agreed to by the Fund, Nuveen Securities and UBS. Common Shares will be sold at market prices, which shall be determined with reference to trades on the NYSE MKT, subject to a minimum price to be established each day by Nuveen Securities. The minimum price on any day will not be less than the current net asset value per Common Share plus the per share amount of the commission to be paid to Nuveen Securities. The Fund, Nuveen Securities and UBS will suspend the sale of Common Shares if the per share price of the shares is less than the minimum price.

The Fund will compensate Nuveen Securities with respect to sales of the Common Shares at a fixed commission rate of up to 1.0% of the gross proceeds of the sale of Common Shares. Nuveen Securities will compensate sub-placement agents or other broker-dealers participating in the offering at a rate of up to 0.8% of the gross proceeds of the sale of Common Shares sold by that sub-placement agent or broker-dealer. Settlements of sales of Common Shares will occur on the third business day following the date on which any such sales are made.

In connection with the sale of the Common Shares on behalf of the Fund, Nuveen Securities may be deemed to be an underwriter within the meaning of the 1933 Act, and the compensation of Nuveen Securities may be deemed to be underwriting commissions or discounts. Unless otherwise indicated in a further Prospectus supplement, Nuveen Securities will act as underwriter on a reasonable efforts basis.

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The offering of Common Shares pursuant to the Distribution Agreement will terminate upon the earlier of (i) the sale of all Common Shares subject thereto or (ii) termination of the Distribution Agreement. The Fund and Nuveen Securities each have the right to terminate the Distribution Agreement in its discretion at any time.

The Fund currently intends to distribute the shares offered pursuant to the Prospectus and this SAI primarily through at-the-market transactions, although from time to time it may also distribute shares through an underwriting syndicate or a privately negotiated transaction. To the extent shares are distributed other than through at-the-market transactions, the Fund will file a supplement to the Prospectus and this SAI describing such transactions.

UBS, its affiliates and their respective employees hold or may hold in the future, directly or indirectly, investment interests in Nuveen Investments and its funds. The interests held by employees of UBS or its affiliates are not attributable to, and no investment discretion is held by, UBS or its affiliates.

The Fund’s closing price on the NYSE on July 31, 2017 was $15.57.

Distribution Through Underwriting Syndicates

The Fund from time to time may issue additional Common Shares through a syndicated secondary offering. In order to limit the impact on the market price of the Fund’s Common Shares, underwriters will market and price the offering on an expedited basis, e.g., in an overnight or similarly abbreviated offering period. The Fund will launch a syndicated offering on a day, and upon terms, mutually agreed upon between the Fund, Nuveen Securities, one of the Fund’s underwriters, and the underwriting syndicate.

The Fund will offer its shares at a price equal to a specified discount of up to 5% from the closing market price of the Fund’s Common Shares on the day prior to the offering date. The applicable discount will be negotiated by the Fund and Nuveen Securities in consultation with the underwriting syndicate on a transaction-by-transaction basis. The Fund will compensate the underwriting syndicate out of the proceeds of the offering based upon a sales load of up to 4% of the gross proceeds of the sale of Common Shares. The minimum net proceeds per share to the Fund will not be less than the greater of (i) the Fund’s latest net asset value per share of Common Shares or (ii) 91% of the closing market price of the Fund’s Common Shares on the day prior to the offering date.

Distribution Through Privately Negotiated Transactions

The Fund, through Nuveen Securities, may sell directly to, and solicit offers from, institutional and other sophisticated investors, who may be deemed to be underwriters, as defined in the 1933 Act, for any resale of the Common Shares. No sales commission or other compensation will be paid to Nuveen securities or any other FINRA member in connection with such transactions.

The terms of such privately negotiated transactions will be subject to the discretion of the management of the Fund. In determining whether to sell Common Shares through a privately negotiated transaction, the Fund will consider relevant factors including, but not limited to, the attractiveness of obtaining additional funds through the sale of Common Shares, the purchase price to apply to any such sale of Common Shares and the person seeking to purchase the Common Shares.

Common Shares issued by the Fund through privately negotiated transactions will be issued at a price equal to the greater of (i) the net asset value per share of the Fund’s Common Shares or (ii) at a discount ranging from 0% to 5% of the average of the daily market price of the Fund’s Common Shares at the close of business on the two business days preceding the date upon which Common Shares is sold pursuant to the privately negotiated transaction. The applicable discount will be determined by the Fund on a transaction-by-transaction basis.

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The principal business address of Nuveen Securities is 333 West Wacker Drive, Suite 3300, Chicago, Illinois 60606.

DESCRIPTION OF SHARES

COMMON SHARES

The Fund’s Declaration of Trust (the “Declaration”) authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and have equal rights to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed under “Certain Provisions in the Declaration of Trust and By-Laws,” non-assessable, and will have no preemptive or conversion rights or rights to cumulative voting. Each Common Share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder, and will vote together as a single class. As previously noted, unless otherwise approved by shareholders, the Fund will not issue senior securities such as preferred shares or debt instruments. However, if the Fund issues preferred shares, the Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all accrued dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to the distributions. See “—Preferred Shares” below.

The Common Shares have been approved for listing on the NYSE. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund will not issue share certificates.

Unlike open-end funds, closed-end funds like the Fund do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the NYSE through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund have, during some periods, traded at prices higher than net asset value and, during other periods, have traded at prices lower than net asset value. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the Fund’s control, the Fund cannot guarantee you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See “Repurchase of Fund Shares; Conversion to Open-End Fund” below.

PREFERRED SHARES

As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as preferred shares or debt instruments without the approval of the Common Shareholders. However, the Declaration authorizes the issuance of an unlimited number of preferred shares in one or more classes or series, with rights as determined by the Board of the Fund, by action of the Board without the approval of the Common Shareholders. The terms of any preferred shares that may be issued by the Fund may be the same as, or different from, the terms described below, subject to applicable law and the Declaration.

Limited Issuance of Preferred Shares. Under the 1940 Act, the Fund could issue preferred shares with an aggregate liquidation value of up to one-half of the value of the Fund’s total net assets, measured immediately after issuance of the preferred shares. “Liquidation value” means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the preferred shares is less than one-half of the value of the Fund’s total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution.

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Distribution Preference. Any preferred shares would have complete priority over the Common Shares as to distribution of assets.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of preferred shares would be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any Massachusetts business trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

Voting Rights. In connection with any issuance of preferred shares, the Fund must comply with Section 18(i) of the 1940 Act, which requires, among other things, that preferred shares be voting shares and have equal voting rights with Common Shares. Except as otherwise indicated in this SAI and except as otherwise required by applicable law, holders of preferred shares would vote together with Common Shareholders as a single class.

In connection with the election of the Fund’s trustees, holders of preferred shares, voting as a separate class, would be entitled to elect two of the Fund’s trustees, and the remaining trustees would be elected by Common Shareholders and holders of preferred shares, voting together as a single class. In addition, if at any time dividends on the Fund’s outstanding preferred shares would be unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding preferred shares, voting as a separate class, would be entitled to elect a majority of the Fund’s trustees until all dividends in arrears have been paid or declared and set apart for payment.

The affirmative vote of the holders of a majority of the Fund’s outstanding preferred shares of any class or series, as the case may be, voting as a separate class, would be required to, among other things, (1) take certain actions that would affect the preferences, rights, or powers of such class or series or (2) authorize or issue any class or series ranking prior to the preferred shares. Except as may otherwise be required by law, (1) the affirmative vote of the holders of at least two-thirds of the Fund’s preferred shares outstanding at the time, voting as a separate class, would be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (2) the affirmative vote of the holders of at least two-thirds of the outstanding preferred shares, voting as a separate class, would be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares; provided however, that such separate class vote would be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-Laws. The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, would be required to approve any action not described in the preceding sentence requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in a Fund’s investment objectives or changes in the investment restrictions described as fundamental policies under “Investment Restrictions” in this SAI. The class or series vote of holders of preferred shares described above would in each case be in addition to any separate vote of the requisite percentage of Common Shares and preferred shares necessary to authorize the action in question.

The foregoing voting provisions would not apply with respect to the Fund’s preferred shares if, at or prior to the time when a vote was required, such shares would have been (1) redeemed or (2) called for redemption and sufficient funds would have been deposited in trust to effect such redemption.

Redemption, Purchase and Sale of Preferred Shares. The terms of the preferred shares may provide that they are redeemable by the Fund at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase preferred shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of preferred shares by the Fund would reduce the leverage applicable to Common Shares, while any resale of such shares by the Fund would increase such leverage.

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In the event of any future issuance of preferred shares, the Fund likely would apply for ratings from an NRSRO. In such event, as long as preferred shares are outstanding, the composition of the Fund’s portfolio would reflect guidelines established by such NRSRO. Based on previous guidelines established by such NRSROs for the securities of other issuers, the Fund anticipates that the guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. However, at this time, no assurance can be given as to the nature or extent of the guidelines that may be imposed in connection with obtaining a rating of any preferred shares.

BORROWINGS

As a fundamental policy, the Fund will not issue commercial paper or notes (“Borrowings”). However, the Declaration authorizes the Fund, without prior approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue Borrowings (including bank borrowings or commercial paper) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security the Fund’s assets. In connection with such Borrowings, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements would increase the cost of any such Borrowings over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any Borrowings, must have an asset coverage of at least 300%. With respect to any such Borrowings, asset coverage means the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings on commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings would be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions that limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Further, the 1940 Act would (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s eligibility for treatment as a regulated investment company under the Internal Revenue Code, the Fund will attempt to repay or restructure the Borrowing to preserve that eligibility. Any Borrowings will likely be ranked senior or equal to all other existing and future Borrowings of the Fund.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

Shareholder and Trustee Liability. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the Fund’s obligations. However, the Declaration contains an express disclaimer of shareholder liability for the Fund’s debts or obligations and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the Fund’s assets and property for all loss and expense of any shareholder held personally liable for the Fund’s obligations. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

The Declaration provides that the Fund’s obligations are not binding upon the Fund’s trustees individually, but only upon the Fund’s assets and property, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

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Anti-Takeover Provisions. The Declaration and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The By-Laws require the Board be divided into three classes with staggered terms. See “Management of the Fund” in this SAI. This provision of the By-Laws could delay for up to two years the replacement of a majority of the Board. If preferred shares are issued, holders of preferred shares, voting as a separate class, will be entitled to elect two of the Fund’s trustees. In addition, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and, if issued, preferred shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund or (5) a removal of trustees by shareholders (except at the end of a trustee’s term), and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-Laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s Common Shares and, if issued, preferred shares outstanding at the time, voting together as a single class, would be required; provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders would not be required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open- end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization that adversely affects the holders of any outstanding preferred shares, the action in question also would require the affirmative vote of the holders of at least two-thirds of the preferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-Laws, the affirmative vote of the holders of at least a majority of the preferred shares outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and, if issued, preferred shares, voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization that adversely affects the holders of any outstanding preferred shares are higher than those required by the 1940 Act. The Board is divided into three classes, such a staggered board could delay for up to two years the replacement of a majority of the Board. The Board believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders.

The provisions of the Declaration and By-Laws described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The Fund’s Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

Reference should be made to the Declaration and By-Laws on file with the SEC for the full text of these provisions.

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REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund’s Board has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount. On August 1, 2017, the Fund’s Board renewed the Fund’s open market share repurchase program under which the Fund may repurchase up to 10% of its Common Shares. To date, the Fund has not repurchased any Common Shares under the program.

Unlike operating company repurchase programs, which typically systematically repurchase a stated number of shares over a defined time period, the Fund’s Plan is discretionary, and share repurchases are made on a dynamic basis based on prevailing market conditions. By repurchasing its common shares below net asset value at the then prevailing market price, the Fund would also generate immediate benefits for common shareholders through accretion to net asset value as well as common net earnings.

The staff of the SEC currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares at the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board of the Fund at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the NYSE, or (b) impair the Fund’s eligibility for treatment as a regulated investment company under the Internal Revenue Code or impair the Fund’s status as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objective and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of the Fund may in the future modify these conditions in light of experience.

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Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund’s Common Shares outstanding at the time, voting together as a single class, unless such action has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the By-Laws. See the Prospectus under “Certain Provisions in the Declaration of Trust and By-Laws” for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, the Fund’s Common Shares would no longer be listed on the NYSE. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of the Fund may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

The repurchase by the Fund of its shares at prices below net asset value would result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value would result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its Common Shares would decrease the Fund’s total assets which would likely have the effect of increasing the Fund’s expense ratio.

Before deciding whether to take any action if the Fund’s Common Shares trade below net asset value, the Board of the Fund would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAX MATTERS

The following is intended to be a general summary of certain US federal income tax consequences of investing, holding and disposing of Common Shares of the Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors (including investors in Common Shares with large positions in the Fund). Investors are advised to consult with their own tax advisors before investing in the Fund.

The Fund has elected and intends to qualify each year, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code and to satisfy conditions under which dividends on Common Shares attributable to interest on municipal securities (as defined above) are exempt from federal income tax in the hands of owners of such stock, subject to the possible application of the federal alternative minimum tax.

To qualify under Subchapter M of the Internal Revenue Code for treatment as a RIC, the Fund must, among other things: (a) distribute to its shareholders each year at least 90% of the sum of (i) its investment company taxable income (as that term is defined in the Internal Revenue Code, determined without regard to the deduction for dividends paid) and (ii) its net tax-exempt income (the excess of its gross tax-exempt interest income over certain disallowed deductions), (b) derive at least 90% of its gross income (including income on municipal securities exempt from regular federal income tax) for each taxable year from dividends, interest (including interest income on municipal securities exempt from regular federal income tax), payments with respect to

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certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in the Internal Revenue Code), and (c) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year (i) at least 50% of the market value of the Fund’s assets is represented by cash, cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of the Fund’s assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities of any one issuer (other than U.S. government securities or securities of other RICs), the securities of two or more issuers (other than securities of other RICs) controlled by the Fund and engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. To meet these requirements, the Fund may need to restrict its use of certain of the investment techniques described under “Investment Objective and Policies” above.

If the Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the diversification requirements, the Fund may be required to dispose of certain assets. If these relief provisions are not available to the Fund and it fails to qualify for treatment as a RIC for a taxable year, the Fund will be taxable at regular corporate tax rates (and, to the extent applicable, at corporate alternative minimum tax rates). In such an event, all distributions (including capital gains distributions and distributions derived from interest on municipal securities) will be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits, subject to certain limitations the dividends-received deduction for corporate shareholders and to the lower tax rates applicable to qualified dividend income distributed to non-corporate shareholders. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a tax-free return of capital to the extent of the holder’s adjusted tax basis in the shares (reducing that basis accordingly), and any remaining distributions would generally be treated as a capital gain. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.

A RIC that fails to distribute, by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary taxable income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 in such year, plus any shortfalls from the prior year’s required distribution, is liable for a nondeductible 4% federal excise tax on the excess of the required distribution for such calendar year over the distributed amount for such calendar year. To avoid the imposition of this excise tax, the Fund generally intends, but makes no assurances, to make the required distributions of its ordinary taxable income, if any, and its capital gain net income.

If preferred shares are issued, certain minimum net asset value coverage limitations on distributions made with respect to Common Shares may under certain circumstances impair the ability of the Fund to maintain its qualification for treatment as a RIC or to pay distributions sufficient to avoid the imposition of the 4% federal excise tax.

As described in “Distributions” above, the Fund may retain for investment or otherwise use some (or all) of its net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will be

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subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be deemed to have paid their proportionate shares of the tax paid by the Fund on such undistributed amount and will be entitled to credit that amount of tax against their federal income tax liabilities, if any; and (iii) will be entitled to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder.

The Fund intends to qualify to pay “exempt-interest” dividends, as defined in the Internal Revenue Code, to its Common Shares by satisfying the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of municipal securities. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) paid by the Fund which are attributable to interest on municipal securities and which are so reported by the Fund. Exempt-interest dividends will be exempt from federal income tax, subject to the possible application of the federal alternative minimum tax. Insurance proceeds received by the Fund under any insurance policies in respect of scheduled interest payments on defaulted municipal bonds, as described herein, will generally be correspondingly excludable from federal gross income. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the issuer representing interest on municipal lease obligations will be excludable from gross income for federal income tax purposes. Any gains of the Fund that are attributable to market discount on municipal securities are treated as ordinary income to the extent of accrued market discount on those securities.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains are generally taken into account in computing a shareholder’s net investment income, but exempt-interest dividends are not taken into account.

A portion of the Fund’s expenditures that would otherwise be deductible may not be allowed as deductions by reason of the Fund’s investment in municipal securities (such disallowed portion, in general, being the same percentage of the Fund’s aggregate expenses as the percentage of the Fund’s aggregate gross income that constitutes exempt interest income from municipal securities). A similar disallowance rule also applies to interest expense paid or incurred by the Fund, if any. Any such disallowed deductions will offset the Fund’s gross exempt-interest income for purposes of calculating the dividends that the Fund can report as exempt-interest dividends. Interest on indebtedness incurred or continued to purchase or carry the Fund’s shares is not deductible to the extent the interest relates to exempt-interest dividends. Under rules used by the Internal Revenue Service (“IRS”) for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of such shares.

Distributions to shareholders of net investment income received by the Fund from taxable investments, if any, including temporary taxable investments, and of net short-term capital gains realized by the Fund, if any, will be taxable to its shareholders as ordinary income. Distributions by the Fund of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned the shares with respect to which such distributions are made. The amount of taxable income allocable to the Fund’s shares will depend upon the amount of such income realized by the Fund. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the

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adjusted tax basis of a shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). As long as the Fund qualifies as a RIC under the Internal Revenue Code, it is not expected that any part of its distributions to shareholders from its investments will qualify for the dividends-received deduction available to corporate shareholders or as “qualified dividend income” taxable to non-corporate shareholders at reduced rates.

The interest on private activity bonds in most instances is not federally tax-exempt to a person who is a “substantial user” of a facility financed by such bonds or a “related person” of such “substantial user.” As a result, the Fund may not be an appropriate investment for a shareholder who is considered either a “substantial user” or a “related person” within the meaning of the Internal Revenue Code. In general, a “substantial user” of a facility includes a “nonexempt person who regularly uses a part of such facility in his trade or business.” “Related persons” are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Internal Revenue Code (or if they are members of the same controlled group of corporations under the Internal Revenue Code), including a partnership and each of its partners (and certain members of their families), an S corporation and each of its shareholders (and certain members of their families) and various combinations of these and other relationships. The foregoing is not a complete description of all of the provisions of the Internal Revenue Code covering the definitions of “substantial user” and “related person.”

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year declared. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trusts and estates. Interest on certain municipal securities, such as bonds issued to make loans for housing purposes or to private entities (but not to certain tax-exempt organizations such as universities and non-profit hospitals), is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. The Fund does not intend to invest in municipal securities the interest on which is a tax preference item. For certain corporations, federal alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income (“adjusted current earnings”) and the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal securities, and therefore all distributions by the Fund that would otherwise be tax-exempt, is included in calculating a corporation’s adjusted current earnings. Certain small corporations are not subject to the federal alternative minimum tax. Bonds issued in 2009 or 2010 generally will not be treated as private activity bonds, and interest earned on such bonds (and Fund distributions consisting of such interest) generally will not be treated as a tax preference item and generally will not result in or increase a corporate shareholder’s liability for the federal alternative minimum tax.

Tax-exempt income, including exempt-interest dividends paid by the Fund, is taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax.

The Fund’s investment in zero coupon bonds will cause it to realize income prior to the receipt of cash payments with respect to these bonds. Such income will be accrued daily by the Fund. In order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise continue to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

Certain of the Fund’s investment practices are subject to special provisions of the Internal Revenue Code that, among other things, may affect the Fund’s ability to qualify as a RIC, defer the use of certain deductions or losses of the Fund, affect the holding period of securities held by the Fund, and alter the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without

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receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund for treatment as a RIC.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to offset capital gains in future years. The Fund is permitted to carry forward a net capital loss from any taxable year that began on or before December 22, 2010 to offset its capital gains, if any, for up to eight years following the year of the loss. The Fund is permitted to carry forward indefinitely a net capital loss from any taxable year that began after December 22, 2010 to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as such to shareholders. Carryforwards of losses from taxable years that began after December 22, 2010 must be fully utilized before the Fund may utilize carryforwards of losses from taxable years that began on or before December 22, 2010. Generally, the Fund may not carry forward any losses other than net capital losses. Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred. As of March 31, 2017, the Fund had no unused capital loss carryforwards available for federal income tax purposes to be applied against capital gains.

The repurchase, sale or exchange of Common Shares normally will result in capital gain or loss to holders of Common Shares who hold their shares as capital assets. Generally a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such Common Shares may be at least partly attributable to tax-exempt interest income. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are taxed at rates of up to 20%. Short-term capital gains and other ordinary income are taxed to non-corporate taxpayers at ordinary income rates. If a shareholder sells or otherwise disposes of Common Shares before holding them for six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the common shareholder of long-term capital gain (including any amount credited to the common shareholder as undistributed capital gain) or disallowed to the extent of exempt interest dividends are received by a shareholder. Any loss realized on a sale or exchange of (or upon entering into a contract or option to repurchase) shares of the Fund will be disallowed to the extent those shares of the Fund are replaced (including, without limitation, under the Plan) by substantially identical shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares, or to the extent the shareholder enters into a contract or option to repurchase shares within such period. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.

The Fund is required in certain circumstances to withhold (as “backup withholding”) a portion of dividends (including exempt interest dividends) and certain other payments paid to certain holders of the Fund’s shares who do not furnish to the Fund their correct taxpayer identification numbers (in the case of individuals, their social security numbers) and certain certifications, or who are otherwise subject to backup withholding. The backup withholding rate is 28%. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder’s federal income tax liability, provided the required information and forms are timely furnished to the IRS.

The Internal Revenue Code provides that every shareholder required to file a tax return must include for information purposes on such return the amount of tax-exempt interest received during the taxable year, including any exempt-interest dividends received from the Fund.

The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., generally, U.S. citizens or residents or U.S. corporations,

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partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, other RICs, or tax-exempt or tax-deferred plans, accounts or entities. Investors that are not U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or any lower applicable treaty rate on amounts treated as ordinary dividends from the Fund (other than certain dividends reported by the Fund as (i) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain”) or, in certain circumstances, unless an effective IRS Form W-8BEN or W-8BEN-E or other authorized withholding certificate is on file, to backup withholding on certain other payments from the Fund. “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax on shareholders who are neither citizens nor residents of the United States.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities, and to repurchase proceeds and certain capital gain dividends payable to such entities after December 31, 2018. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

The foregoing is a general summary of certain provisions of the Internal Revenue Code and regulations thereunder presently in effect as they directly govern the federal income taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Moreover, the foregoing does not address many of the factors that may be determinative of whether an investor will be liable for the alternative minimum tax. Shareholders are advised to consult their own tax advisors for more detailed information concerning the federal, foreign, state and local tax consequences of purchasing, holding and disposing of Fund shares.

STATE AND LOCAL TAX MATTERS

California Tax Matters

The following is a general, abbreviated summary of certain provisions of the applicable California tax law as presently in effect as it directly governs the taxation of resident individual Common Shareholders of the Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to transactions of the Fund.

The following is based on the assumptions that the Fund will qualify as a RIC under Subchapter M of the Code, that it will satisfy the conditions which will cause distributions of the Fund to qualify as exempt interest dividends to shareholders for federal and California purposes, and that it will make such distributions of income and gains as are necessary to qualify to be taxed as a RIC for federal income tax purposes.

If at the close of each quarter of the Fund’s taxable year at least 50% of the value of its total assets consists of obligations that, when held by individuals, pay interest that is exempt from tax by California under California or federal law, then distributions by the Fund that are attributable to interest on any such obligation will not be subject to the California personal income tax; provided that such distributions are properly reported by the Fund

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as exempt-interest dividends in written statements furnished to the Fund’s shareholders and that such treatment is not otherwise limited under Section 17145 of the California Revenue and Taxation Code. All other distributions, including distributions attributable to capital gains, will be includable in gross income for purposes of the California personal income tax. Interest on indebtedness incurred or continued for the purpose of acquiring or maintaining an investment in Common Shares will not be deductible for purposes of the California personal income tax.

Gain on the sale, exchange, or other disposition of Common Shares will be subject to the California personal income tax. Present California law taxes both long-term and short-term capital gains at the rates applicable to ordinary income. In addition, any loss realized by a holder of Common Shares upon the sale of shares held for six months or less may be disallowed to the extent of any exempt interest dividends received with respect to such shares. Moreover, any loss realized upon the sale of Common Shares within thirty days before or after the acquisition of other Common Shares may be disallowed under the “wash sale” rules. Common Shares may be subject to the California estate tax if held by a California decedent at the time of death. Holders of Common Shares are advised to consult with their own tax advisors for more detailed information concerning California tax matters.

Other State and Local Tax Matters

The exemption from U.S. federal income tax for exempt-interest dividends generally does not result in exemption for such dividends under the income or other tax laws of any state or local taxing authority. In some states, however, the portion of any exempt-interest dividends derived from interest received by the Fund on its holdings of that state’s securities and those of its political subdivisions and instrumentalities is exempt from the state’s income tax. The Fund will report annually to its shareholders the percentage of interest income earned by the Fund during the preceding year on tax-exempt obligations indicating, on a state-by-state basis, the source of such income. Shareholders of the Fund are advised to consult their own tax advisors about state and local tax matters.

FINANCIAL STATEMENTS

The Financial Statements and the independent registered public accounting firm’s report thereon, appearing in the Fund’s annual shareholder report for the fiscal year ended March 31, 2017 is incorporated herein by reference in this SAI. The Fund’s annual financial statements, including the financial highlights, as of and for the fiscal years ended March 31, 2017, 2016 and 2015, have been audited by KPMG LLP, independent registered public accounting firm. KPMG has not reviewed or examined any records, transactions or events after the date of such report. The information with respect to the fiscal years ended prior to March 31, 2015 has been audited by other auditors. The Fund’s annual shareholder report may be obtained without charge by calling (800)  257-8787.

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111 (the “Custodian”). The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend paying agent is Computershare Inc. and Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP (“KPMG”), an independent registered public accounting firm, provides auditing services to the Fund. The principal business address of KPMG is 200 East Randolph, Chicago, Illinois, 60601.

64

LEGAL OPINIONS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Morgan, Lewis & Bockius LLP, Washington, D.C.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

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APPENDIX A

Ratings of Investments

Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

•    Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•    Nature of and provisions of the obligation;

•    Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1.

A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2.

A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3.

A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Municipal Bonds

Aaa

Bonds that are rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds mat are rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present mat make the long-term risks appear somewhat larger than in ‘Aaa’ securities.

A

Bonds that are rated ‘A’ possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa

Bonds that are rated ‘Baa’ are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds that are rated ‘Ba’ are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds that are rated ‘B’ generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds that are rated ‘Caa’ are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds that are rated ‘Ca’ represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds that are rated ‘C’ are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor Prospects of ever attaining any real investment standing.

#(hatchmark): Represents issues that are secured by escrowed funds held in cash, held in trust, invested and reinvested in direct, non-callable, non-prepayable United States government obligations or non-callable, non-prepayable obligations unconditionally guaranteed by the U.S. Government, Resolution Funding Corporation debt obligations.

Con. (...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

(P): When applied to forward delivery bonds, indicates the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Moody’s applies numerical modifiers 1,2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates mat the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Short-Term Loans

MIG 1/VMIG 1

This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3

This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4

This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG

This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Commercial Paper

Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings—A brief description of the applicable Fitch Ratings (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, and D Default

The ratings of obligations in this category are based on their Prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest ‘DD’ indicates potential recoveries in the range of 50%-90%, and ‘D’ the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest Prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor Prospect for repaying all obligations.

Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

Fl

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B

Speculative Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC, or to Short-term ratings other than ‘FT.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

APPENDIX B

DERIVATIVE STRATEGIES AND RISKS

Set forth below is additional information regarding the various techniques involving the use of derivatives.

FINANCIAL FUTURES

A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade which have been designated “contracts markets” by the Commodity Futures Trading Commission (the “CFTC”).

The purchase of financial futures is for the purpose of hedging the Fund’s existing or anticipated holdings of long-term debt securities. For example, if the Fund desires to increase its exposure to long-term bonds and has identified long-term bonds it wishes to purchase at a future time, but expects market interest rates to decline (thereby causing the value of those bonds to increase), it might purchase financial futures. If interest rates did decrease, the value of those to-be-purchased long-term bonds would increase, but the value of the Fund’s financial futures would be expected to increase at approximately the same rate, thereby helping maintain the Fund’s purchasing power. When the Fund purchases a financial future, it deposits in cash or securities an “initial margin”, typically equal to an amount between 1% and 5% of the contract amount. Thereafter, the Fund’s account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Fund to settle the final determination and the Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

The sale of financial futures is for the purpose of hedging the Fund’s existing or anticipated holdings of long-term debt securities. For example, if the Fund owns long-term bonds and market interest rates were expected to increase (causing those bonds’ values to decline), it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Fund’s portfolio would decline, but the value of the Fund’s financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

Among the risks associated with the use of financial futures by the Fund as a hedging or anticipatory device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities which are the subject of the hedge.

Thus, if the price of the financial future moves less or more than the price of the securities which are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Fund might find it difficult or impossible to close out a particular transaction.

OPTIONS ON FINANCIAL FUTURES

The Fund may also purchase put or call options on financial futures which are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. The purchase of put options on financial futures is analogous to the purchase of put options by the Fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the Fund. There is no guarantee that such closing transactions can be effected.

INDEX CONTRACTS

INDEX FUTURES

A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash-rather than any security-equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

INDEX OPTIONS

The Fund may also purchase put or call options on U.S. Government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer’s futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above.

SWAP AGREEMENTS

Swap agreements are two-party contracts entered into primarily by institutional investors, typically for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount (the amount or value of the underlying asset used in computing the particular interest rate, return, or other amount to be exchanged) of a particular security, or in a basket of securities representing a particular index. Swap agreements may include, by way of example, (i) interest rate swaps, in which one party exchanges a commitment to pay a floating, shorter-term interest rate (typically by reference to the rate of a specific security or index) for the other party’s commitment to pay a fixed, longer-term interest rate (either as specifically agreed, or by reference to a specified security or index); (ii) interest rate caps, in which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or cap; (iii) interest rate floors, in which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or floor; (iv) interest rate collars, in which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts; (v) total return swaps, in which one party commits to pay the total return of an underlying security or asset in return for receiving from the other party a specified return or the return of another instrument (typically a floating short-term interest rate), and (vi) credit default swap, in which the buyer pays a periodic fee in return for a contingent payment by the seller upon a credit event (such as a default) happening with respect to a specified instrument, typically in an amount equivalent to the loss incurred on a specific investment in that security due to the credit event.

A Fund may enter into such swap agreements for any purpose consistent with the Fund’s investment objective, such as for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of securities that the Fund anticipates purchasing at a later date.

Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend, in part, on the ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments and the changes in the future values, indices, or rates covered by the swap agreement. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter swap agreements only with counterparties that NFALLC reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986, as amended, may limit the Fund’s ability to use swap agreements. The swap market is largely unregulated.

Nuveen California Select Tax-Free Income Portfolio

STATEMENT OF ADDITIONAL INFORMATION

August 16, 2017